UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                               England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                                 Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ASHMORE FUNDS

ANNUAL FINANCIAL STATEMENTS

October 31, 2021

ASHMORE FUNDS

Ashmore Investment Management (US) Corporation is the Distributor for Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectus. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance data quoted in this report represents past performance. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted in this report. For performance information current to the most recent month-end, please call (866) 876-8294.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2020 to October 31, 2021

Overview

In the third quarter of 2020, after a strong summer, market returns were uniformly poor as economic data showed some signs of ‘stalling’ two quarters into the rebound, and many countries were experiencing ‘a second wave’ of rising COVID-19 case numbers. As we moved from the third quarter into the final quarter of 2020, politics were at the forefront of investors’ minds, with the U.S. presidential election taking place in early November and the Brexit deadline looming large at the end of the year.

Financial markets performed strongly during the fourth quarter of 2020, as investors welcomed the result of U.S. presidential election and the promise of the first new generation COVID-19 vaccines, with expected efficacy rates of over 90%. Economic data remained supportive, with particularly positive numbers coming from Asia. The strong performance of cyclical assets and reflation trades during the fourth quarter reflected positive market sentiment about a rebound in global economic activity, which was delayed only by temporary and geographically targeted lockdowns. In China, the Caixin Manufacturing PMI survey rose to 54.9 in November 2020 from 53.6 in October 2020 and pointed to a broadening in the economic rebound. Markets largely discounted the threats presented by the COVID-19 pandemic given the roll-out of the new mRNA vaccines that started in December 2020, as well as improved prospects for a sizable fiscal stimulus package in the U.S.

The first quarter of 2021 was dominated by the contrasting fortunes of equity investors, who continued to profit from better economic data and liquidity, and bond investors, who suffered losses as global bond yields surged. Conversely, defensive assets such as government bonds were the main losers during the quarter, as improving growth prospects, combined with exceptional levels of monetary and fiscal stimulus, pushed government bond yields higher. While strong economic surveys and market returns in Q1 2021 reflected expectations of economic normalization for the year, there was a contrasting disparity in the economic performance of financial markets as new COVID-19 spikes in many countries thwarted efforts to re-open economies and vaccination campaigns took time to deliver results. Emerging Markets (EM) central banks started to shift their stance, and the central banks of Brazil, Russia and Turkey (opted to increase interest rates by more than had been expected by the market.

Global markets performed strongly in Q2 2021. Volatility dropped to pre-pandemic lows as investors shrugged-off both the resurgence in new-variant COVID-19 cases in a few parts of the world and the surprise hawkish tilt by the U.S. Federal Reserve. Beyond the headline numbers, the composition of equity and bond returns was interesting: in equity markets, growth stocks once again out-performed value and cyclical stocks; in bond markets, and especially the U.S. Treasury market, most of the rally came from a drop in real yields, while inflation risk premium (breakeven inflation) remained at elevated levels. The race between COVID-19 variants and vaccination efforts continued apace and the persistence of COVID-19-related risks in places where vaccination efforts had been slow explained the mixed returns from the June Purchasing Management Index (PMI) reports. Overall, EM manufacturing PMIs for June declined by 0.7, to 51.3, split between losers (PMIs declined more than 2.0 points in Malaysia, Vietnam, Taiwan, Russia, and India), and winners (PMIs rose 2.0 points or more in Israel, South Africa, Brazil, Poland, and Turkey).

In July 2021, the performance of equity markets diverged across regions and commodity prices rose, but treasury yields fell. The main drivers of this confusing picture were (i) an encouraging start to the corporate earnings season in the U.S. and Europe; (ii) a resurgence in COVID-19 cases in the U.S., Europe and Asia that revived fears of new lockdowns; and (iii) a round of regulatory tightening in China that affected Chinese equities and corporate bonds. These events put a dampener on global growth expectations and pushed core bond yields down to below February 2020 levels, as bond investors scrambled to add duration to their portfolios. August 2021, usually known for a drop in liquidity and market tantrums, turned out to be a strong month for global and EM asset prices, thanks notably to a strong finish after the increased clarity regarding tapering following the U.S. Federal Jackson Hole symposium. After a nervous start to September, during which the growth outlook came under scrutiny due to the twin effects of COVID-19’s Delta variant and a slowdown in China, confidence returned to the market before month-end and commodity prices recouped most of their earlier losses.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class underperformed its benchmark, returning 1.94% (net of fees) versus 3.32% for the composite 50% JP Morgan Emerging Markets Bond Index Global Diversified (“JP Morgan EMBI GD”), 25% JP Morgan Government Bond Index - Emerging Markets Global Diversified (“JP Morgan GBI-EM GD”), 25% JP Morgan Emerging Local Markets Index Plus (“JP Morgan ELMI+”). Local currency and external debt contributed to performance while the Fund’s off benchmark allocation to Corporate Debt was the largest detractor from performance over the period. Ecuador, Mexico and Jamaica were the main contributors to Fund performance. China was the largest detractor from Fund performance.

Ecuadorian bond prices, which had come under pressure in the lead-up to the first round of presidential elections in February 2021 and in response to the early lead of a far-left candidate, rallied following the electoral victory of centrist candidate Guillermo Lasso. Mr. Lasso’s presidency began with the prospect of ongoing support from the International Monetary Fund (IMF), as the country’s fiscal picture brightened with the increase in oil prices and the new government’s commitment to continuing fiscal adjustment. Ecuadorian bond prices reached levels nearly double their pre-election level as credit spreads tightened in the immediate aftermath of Lasso’s victory in April 2021.

China’s significant price correction was the result of further deterioration in investor sentiment toward the property sector, especially toward the high yield issuers faced with the challenge of meeting the requirements of the Three Red Lines government policy. Adding to the negative sentiment was Evergrande, one of China’s largest and most heavily indebted property developers, missing a coupon payment late in September, which caused contagion to spread further with bond prices correcting significantly across the entire sector. Following excessive monetary loosening in 2020, in order to support the economy during the worst part of the COVID-19 pandemic, the Chinese authorities started to tighten monetary and regulatory conditions in late 2020. This monetary and regulatory tightening has now resulted in a significant liquidity crunch for the property sector, forcing the Chinese government to backtrack and add emergency liquidity in the interbank market to stop investor panic from spreading to the banking sector. So far the Chinese government seems intent to continue to drive an orderly deleveraging across the property sector while at the same time working to ring-fence the good operators from the weaker ones and, where necessary, ensure an orderly and speedy restructuring process. China Fortune Land, which was the first developer to become a victim of the new Three Red Lines government policy, has announced a debt restructuring plan which represents a speedy turnaround for a corporate debt restructuring. While this tightening in regulation is causing a painful adjustment for the sector, we believe that it will result in companies potentially having better credit fundamentals and pursuing more sustainable growth potential.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign issuers of emerging market countries that are denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

Over the period, the Fund’s institutional class outperformed its benchmark, returning 1.12% (net of fees) versus 0.84% for the JP Morgan GBI-EM GD. Allocations to the Russian Ruble, Polish Zloty and Chilean Peso were the main contributors to Fund performance. Allocations to the Brazilian Real and Turkish Lira were the main detractors from Fund performance.

Sustained strength in oil and broader commodity prices, as well as upward adjustments in the current account surplus and a steady increase in FX reserves, all served to boost performance in the Russian Ruble over the period. The risk premium that had been embedded in Russian asset prices dissipated as concerns about further deterioration of relations with the U.S. receded following the U.S.-Russia summit at the end of Q2 2021.

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Escalating tensions in the political sphere in Brazil hit asset prices, creating hurdles for the government in its attempts to move economic reforms through Congress. However, Congress forged ahead with an income tax reform bill, as the government looks to reduce the primary fiscal deficit to less than 1.0% of Gross Domestic Product (“GDP”) in 2022. The release of Q2 GDP showed an economy that was not rebounding as quickly as had been expected, likely exacerbated by the impact of monetary policy normalization. Presidential elections in Brazil are scheduled for 2022, with a likely battle amongst President Bolsonaro and former President Lula and a potential spoiler candidate from the center.

Ashmore Emerging Markets Corporate Income Fund

The Ashmore Emerging Markets Corporate Income Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning 5.24% (net of fees) versus 5.27% for the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (“JP Morgan CEMBI BD”). Brazil, Mexico and Jamaica were the main contributors to Fund performance. China and Argentina were the main detractors from Fund performance.

Escalating tensions in the political sphere in Brazil hit asset prices, creating hurdles for the government in its attempts to move economic reforms through Congress. However, Congress forged ahead with an income tax reform bill, as the government looks to reduce the primary fiscal deficit to less than 1.0% of GDP in 2022. However, the release of Q2 GDP showed an economy that was not rebounding as quickly as had been expected, likely exacerbated by the impact of monetary policy normalization. Presidential elections in Brazil are scheduled for 2022, with a likely battle amongst President Bolsonaro and former President Lula and a potential spoiler candidate from the center.

China’s significant price correction was the result of further deterioration in investor sentiment toward the property sector, especially toward the high yield issuers faced with the challenge of meeting the requirements of the Three Red Lines government policy. Adding to the negative sentiment was Evergrande, one of China’s largest and most heavily indebted property developers, missing a coupon payment late in September, which caused contagion to spread further with bond prices correcting significantly across the entire sector. Following excessive monetary loosening in 2020, in order to support the economy during the worst part of the COVID-19 pandemic, the Chinese authorities started to tighten monetary and regulatory conditions in late 2020. This monetary and regulatory tightening has now resulted in a significant liquidity crunch for the property sector, forcing the Chinese government to backtrack and add emergency liquidity in the interbank market to stop investor panic from spreading to the banking sector. So far the Chinese government seems intent to continue to drive an orderly deleveraging across the property sector while at the same time working to ring-fence the good operators from the weaker ones and, where necessary, ensure an orderly and speedy restructuring process. China Fortune Land, which was the first developer to become a victim of the new Three Red Lines government policy, has announced a debt restructuring plan which represents a speedy turnaround for a corporate debt restructuring. While this tightening in regulation is causing a painful adjustment for the sector, we believe that it will result in companies potentially having better credit fundamentals and pursuing more sustainable growth potential.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (the “Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -3.75% (net of fees) versus 5.21% for the JP Morgan CEMBI BD 1-3 Year. China accounts for the majority of the Fund’s underperformance. Positions in Iraq, Ecuador and Argentina were the main contributors to the Fund’s performance over the period.

China’s significant price correction was the result of further deterioration in investor sentiment toward the property sector, especially toward the high yield issuers faced with the challenge of meeting the requirements of the Three Red Lines government policy. Adding to the negative sentiment was Evergrande, one of China’s largest and most heavily indebted property developers, missing a coupon payment late in September, which caused contagion to spread further with bond prices correcting significantly across the entire sector.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Following excessive monetary loosening in 2020, in order to support the economy during the worst part of the COVID-19 pandemic, the Chinese authorities started to tighten monetary and regulatory conditions in late 2020. This monetary and regulatory tightening has now resulted in a significant liquidity crunch for the property sector, forcing the Chinese government to backtrack and add emergency liquidity in the interbank market to stop investor panic from spreading to the banking sector. So far the Chinese government seems intent to continue to drive an orderly deleveraging across the property sector while at the same time working to ring-fence the good operators from the weaker ones and, where necessary, ensure an orderly and speedy restructuring process. China Fortune Land, which was the first developer to become a victim of the new Three Red Lines government policy, has announced a debt restructuring plan which represents a speedy turnaround for a corporate debt restructuring. While this tightening in regulation is causing a painful adjustment for the sector, we believe that it will result in companies potentially having better credit fundamentals and pursuing more sustainable growth potential.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning 14.50% (net of fees) versus 16.96% for the MSCI Emerging Markets Index.

Our increased exposure in banks, notably via selective investments in India and Brazil, was rewarded in the period. Our exposure to high quality Indian banks HDFC and ICICI performed well given improved asset quality trends reflecting the reopening of the Indian economy. Loan growth recovered to mid-teens compared to 15-20% prior to COVID. In Brazil, Itau Unibanco also performed well on expectations of an improved domestic backdrop and following the profitable sale of part of their stake in broker XP. The exposure to materials companies, in particular Vale in Brazil and Southern Copper Peru, was also advantageous. Metals demand has been strong given a sequential pick-up in economic growth led by China and also due to a strained supply chain. Both Vale and Southern Copper Peru are amongst the lowest cost producers and hence benefit from strong prices and increased production volume.

The primary detractors from the Fund’s performance were our investments in Brazil, namely the energy company Petrobras, and Banco Bradesco. For Petrobras, there was heightened political risk after the unexpected removal of CEO Roberto Castello Branco by the company’s President. The Brazilian market also suffered from Brazilian Real selling pressure compared to the U.S. dollar given concerns over rising U.S. yields triggering a tighter financing backdrop. The banking sector was negatively affected by weakness in the Brazilian currency. Alibaba, the Chinese e-commerce giant, also detracted from the Fund’s performance over the period. The company remains caught in the cross hairs of anti-monopoly regulation and a policy drive for harmonization. While we believe that the core business will likely remain profitable, the competition and complexity of online platforms has increased, and together with an investment program underway, near term earnings have visibility declined. In materials, our holding in a Brazilian iron ore miner (CSN Mineracao) performed poorly given sharp falls in iron ore prices and exposure to higher freight costs.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”) seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning 39.68% (net of fees) versus 44.29% for the MSCI Emerging Markets Small Cap Index.

Over the period, positions in Russia, India and South Korea contributed to the Fund’s performance. Positions in Brazil, China and Taiwan detracted from the Fund’s performance.

Our holding in Indian Energy Exchange performed well. Trading volumes grew, over 60% year-on-year (yoy), and, together with new products, this deepened the exchange’s liquidity and bolstered the strong network effect. Our long held position in TCS Group (Tinkoff Bank) contributed to performance. Greater visibility into the company’s fintech offerings resulted in the stock being

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INVESTMENT MANAGER’S REPORT (CONTINUED)

increasingly regarded as a fintech name, rather than as a credit card lender, driving a higher multiple. Hansol Chemical continued to benefit from the greater demands made on semiconductors. The company is also leveraging its expertise to expand into silicon anode materials used in next generation batteries and electric vehicles.

The largest detractors from the Fund’s performance included two education providers in Brazil, Arco Platform and Vasta Platform. The challenging domestic backdrop of COVID-19 enforced school closures led to more moderate near term growth. While Vasta Platform, a Brazilian education company, announced disappointing results given the disruption of COVID-19 on product sales, we believe that the company’s long term earnings trajectory remains strong. Chinese fast food company Xiabuxiabu’s management change triggered uncertainty, although we believe that underlying operations appear to be unaffected by the change.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning 44.50% (net of fees) versus 32.53% for the MSCI Frontier Markets + Select EM Countries Capped Index. From an absolute perspective, the divergence in returns since the start of the year have highlighted Frontier Markets’ idiosyncratic return drivers and low correlation to other global equity markets. While Developed Markets and Emerging Markets grappled with competing pressures on global economic activity, a myriad of domestic return drivers fueled performance in Frontier Markets.

Our holding in FPT, a company focused on technology, telecom and education, continued to perform well. The company reported a 19% increase in pre-tax profit driven by global IT and telecom services.

Digiworld, a distributor focused on consumer electronics, reported strong revenue and profit after seeing a sharp increase in the sale of affordable handsets. Mobile World, which is focused on retailing, consumer electronics and increasingly modern grocery retail, reported double-digit earnings growth.

In Egypt, the combination of heightened volatility in global technology stocks and a pending domestic fintech IPO led to a sell-off in our holding Fawry, a leading digital payments platform. We believe that the sell-off is excessive given the strong fundamental drivers of Fawry’s long-term growth potential, principally around the digitization of transactions. We have retained our position in the company.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning 31.24% (net of fees) versus 16.96% for the MSCI Emerging Markets Index. Performance was driven largely by stock selection, in-line with our investment process.

Over the period, positions in China, Russia and India were the largest contributors to the Fund’s performance. Positions in South Africa and Brazil detracted from the Fund’s performance.

Our long held position in TCS Group (Tinkoff Bank) contributed to the Fund’s performance. Greater visibility into the company’s fintech offerings resulted in the stock being increasingly regarded as a fintech name, rather than as a credit card lender, driving a higher multiple. Our positions in India, such as private bank ICICI and cinema chain PVR, both benefited from the domestic economy reopening. Battery separator manufacturer, Yunnan Energy, continued to benefit from strong end demand and market share gains, sustained its strong profitability.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

The primary detractors from the Fund’s performance included Chinese fastfood company Xiabuxiabu, where a management change triggered uncertainty, although we believe that underlying operations appear to be unaffected by the change. Our holding in Baozun, which is well placed given the proliferation and increased complexity of Chinese e-commerce platforms, was sold off given increased regulation in that industry.

Ashmore Emerging Markets Equity ESG Fund

The Ashmore Emerging Markets Equity ESG Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the Environmental, Social and Governance (“ESG”) Criteria. The ESG Criteria applied by the Fund may cause the Fund to perform differently - positively or negatively - when compared to funds that do not take into account similar characteristics. The application of the ESG Criteria may cause the Fund to sell or avoid stocks that subsequently perform well. There is a risk that the issuers identified by the ESG Criteria may not operate sustainably or within such criteria as expected. Furthermore, different interpretations of what it means for an issuer to be sustainable or to have positive ESG metrics may be applied by market participants.

Over the period, the Fund’s institutional class outperformed its benchmark, returning 24.82% (net of fees) versus 16.96% for the MSCI Emerging Markets Index. Our long held position in TCS Group (Tinkoff Bank) contributed to performance. Greater visibility into the company’s fintech offerings resulted in the stock being increasingly regarded as a fintech name, rather than as a credit card lender, driving a higher multiple. Battery separator manufacturer, Yunnan Energy, continued to benefit from strong end demand and market share gains, sustaining its strong profitability. Hansol Chemical continued to benefit from the greater demands made on semiconductors. The company is also leveraging its expertise to expand into silicon anode materials used in next generation batteries and electric vehicles.

The largest detractors from the Fund’s performance included two education providers in Brazil, Arco Platform and Vasta Platform. The challenging domestic backdrop of COVID-19 enforced school closures led to more moderate near term growth. Chinese fastfood company Xiabuxiabu’s management change has triggered uncertainty, although we believe that underlying operations appear to be unaffected by the change.

Ashmore Emerging Markets Short Duration Select Fund

The Ashmore Emerging Markets Short Duration Select Fund (the “Fund”) seeks to achieve its objective by investing principally in in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years and an Investment Grade weighted average credit rating. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark, returning 0.40% (net of fees) versus 1.95% for the JP Morgan CEMBI Investment Grade Broad Diversified (1-3 Year). Colombia, Saudi Arabia and Singapore were the main contributors to Fund performance. China was the largest detractor from Fund performance.

China’s significant price correction was the result of further deterioration in investor sentiment toward the property sector, especially toward the high yield issuers faced with the challenge of meeting the requirements of the Three Red Lines government policy. Adding to the negative sentiment was Evergrande, one of China’s largest and most heavily indebted property developers, missing a coupon payment late in September, which caused contagion to spread further with bond prices correcting significantly across the entire sector. Following excessive monetary loosening in 2020, in order to support the economy during the worst part of the COVID-19 pandemic, the Chinese authorities started to tighten monetary and regulatory conditions in late 2020. This monetary and regulatory tightening has now resulted in a significant liquidity crunch for the property sector, forcing the Chinese government to backtrack and add emergency liquidity in the interbank market to stop investor panic from spreading to the banking sector. So far the Chinese government seems intent to continue to drive an orderly deleveraging across the sector while at the same time working to ring-fence the good operators from the weaker ones and, where necessary, ensure an orderly and speedy restructuring process.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Investment Grade Income Fund

The Ashmore Emerging Markets Investment Grade Income (the “Fund”) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereigns, Quasi-Sovereigns and Corporate issuers of EM Countries and EM Supra-Nationals denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund has no restrictions on individual security duration. The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in Investment Grade bonds and other Investment Grade debt instruments of Sovereign, Quasi-Sovereign or Corporate issuers of EM Countries and EM Supra-Nationals.

Over the period, the Fund’s institutional class outperformed its benchmark, returning 4.03% (net of fees) versus 2.35% for the JP Morgan CEMBI IG Broad. Positions in Mexico, Ukraine, and Israel were amongst the largest country contributors to the Fund’s performance. Positions in China and Kuwait detracted from the Fund’s performance.

China’s significant price correction was the result of further deterioration in investor sentiment toward the property sector, especially toward the high yield issuers faced with the challenge of meeting the requirements of the Three Red Lines government policy. Adding to the negative sentiment was Evergrande, one of China’s largest and most heavily indebted property developers, missing a coupon payment late in September, which caused contagion to spread further with bond prices correcting significantly across the entire sector. Following excessive monetary loosening in 2020, in order to support the economy during the worst part of the COVID-19 pandemic, the Chinese authorities started to tighten monetary and regulatory conditions in late 2020. This monetary and regulatory tightening has now resulted in a significant liquidity crunch for the property sector, forcing the Chinese government to backtrack and add emergency liquidity in the interbank market to stop investor panic from spreading to the banking sector. So far the Chinese government seems intent to continue to drive an orderly deleveraging across the sector while at the same time working to ring-fence the good operators from the weaker ones and, where necessary, ensure an orderly and speedy restructuring process.

Ashmore Emerging Markets Corporate Income ESG Fund

The Ashmore Emerging Markets Corporate Income ESG Fund (the “Fund”) seeks to achieve its objective by investing principally in debt instruments of corporate issuers, which may be denominated principally in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7), focusing on issuers that the Investment Manager believes satisfy the Environmental, Social and Governance (“ESG”) criteria. The ESG Criteria applied by the Fund may cause the Fund to perform differently - positively or negatively - when compared to funds that do not take into account similar characteristics. The application of the ESG Criteria may cause the Fund to sell or avoid stocks that subsequently perform well. There is a risk that the issuers identified by the ESG Criteria may not operate sustainably or within such criteria as expected. Furthermore, different interpretations of what it means for an issuer to be sustainable or to have positive ESG metrics may be applied by market participants.

The Fund commenced operations on 26 February 2021. Over the period, the Fund’s institutional class underperformed its benchmark, returning -5.96% (net of fees) versus +1.23% for the JP Morgan CEMBI BD. Positions in Mexico, Ecuador and Jamaica contributed to Fund performance. China and Brazil were the largest detractors from Fund performance.

China’s significant price correction was the result of further deterioration in investor sentiment toward the property sector, especially toward the high yield issuers faced with the challenge of meeting the requirements of the Three Red Lines government policy. Adding to the negative sentiment was Evergrande, one of China’s largest and most heavily indebted property developers, missing a coupon payment late in September, which caused contagion to spread further with bond prices correcting significantly across the entire sector. Following excessive monetary loosening in 2020, in order to support the economy during the worst part of the COVID-19 pandemic, the Chinese authorities started to tighten monetary and regulatory conditions in late 2020. This monetary and regulatory tightening has now resulted in a significant liquidity crunch for the property sector, forcing the Chinese government to backtrack and add emergency liquidity in the interbank market to stop investor panic from spreading to the banking sector. So far the Chinese government seems intent to continue to drive an orderly deleveraging across the sector while at the same time working to ring-fence the good operators from the weaker ones and, where necessary, ensure an orderly and speedy restructuring process

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IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or the “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2021 or the inception date (if later), through October 31, 2021.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Total Return Fund Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period 1 1 1 6 Months 1 Year 5 Year 10 Year Since incpt Ended Oct 31, 2021 Institutional Class1 -5.34% 1.94% 1.74% 2.52% 2.41% Retail Class A (load-waived)1 -5.41% 1.68% 1.50% 2.26% 2.16% Retail Class A (unadjusted)1,2 -9.20% -2.39% 0.68% 1.84% 1.78% Retail Class C (load-waived)1 -5.77% 0.93% 0.74% 1.50% 1.40% Retail Class C (unadjusted)1,2 -6.69% -0.04% 0.74% 1.50% 1.40% 50/25/25 Composite Benchmark3 -0.47% 3.32% 3.10% 2.83% 3.02% Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) 1,500 Institutional Class China 9.1 Fund Benchmark $1,296,374 Mexico 8.6 1,400 1,300 Indonesia 7.5 1,200 Russia 6.8 1,100 Brazil 6.1 Index3 1,000 Source: Ashmore. Top 5 country exposure $1,383,364 based on aggregate allocation to investment 900 instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and Oct certain 31, 2021. hedge related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448204059 CUSIP: 044820405 BLOOMBERG: EMKIX US TICKER: EMKIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208357 CUSIP: 044820835 BLOOMBERG: EMKAX US TICKER: EMKAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208274 CUSIP: 044820827 BLOOMBERG: EMKCX US TICKER: EMKCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $946.70 $945.90 $942.30 $1,020.01 $1,018.75 $1,014.97 Expense Ratio (Gross / Net) 1.13% / 1.03% 1.38% / 1.28% 2.13% / 2.03% 1.13% / 1.03% 1.38% / 1.28% 2.13% / 2.03% Expenses Paid* $5.05 $6.28 $9.94 $5.24 $6.51 $10.31 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Local Currency Bond Fund Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period 1 1 1 6 Months 1 Year 5 Year 10 Year Since incpt Ended Oct 31, 2021 Institutional Class1 -2.82% 1.12% 1.53% 0.05% 0.34% Retail Class A (load-waived)1 -2.95% 0.87% 1.31% -0.20% 0.11% Retail Class A (unadjusted)1,2 -6.83% -3.16% 0.48% -0.60% -0.27% Retail Class C (load-waived)1 -3.30% 0.15% 0.53% -0.95% -0.65% Retail Class C (unadjusted)1,2 -4.27% -0.85% 0.53% -0.95% -0.65% JP Morgan GBI-EM GD3 -3.19% 0.84% 1.95% 0.37% 0.79% Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) Institutional Class Russia 12.3 1,300 $1,038,482 Fund Benchmark Indonesia 11.4 1,200 China 10.0 1,100 Thailand 9.7 1,000 Mexico 9.2 900 Index3 Source: Ashmore. Top 5 country exposure 800 $1,089,661 based instruments on aggregate related to allocation countries shown to investment above. 10 11 11 12 12 13 13 14 14 15 15 16 16 17 17 18 18 19 19 20 20 21 The above excludes cash and equivalents as—Jun — Jun — Jun — Jun ——Jun — Jun—Jun ——Jun—Jun ——Jun—Jun—well as G-7 countries and certain hedge related Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec transactions. Data as of Oct 31, 2021. Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448202079 CUSIP: 044820207 BLOOMBERG: ELBIX US TICKER: ELBIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208761 CUSIP: 044820876 BLOOMBERG: ELBAX US TICKER: ELBAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208688 CUSIP: 044820868 BLOOMBERG: ELBCX US TICKER: ELBCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $971.80 $970.50 $967.00 $1,020.32 $1,019.06 $1,015.27 Expense Ratio (Gross / Net) 2.51% / 0.97% 2.76% / 1.22% 3.57% / 1.97% 2.51% / 0.97% 2.76% / 1.22% 3.57% / 1.97% Expenses Paid* $4.82 $6.06 $9.77 $4.94 $6.21 $10.01 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Corporate Income Fund Ashmore Emerging Markets Corporate Income Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period 1 1 1 6 Months 1 Year 5 Year 10 Year Since incpt Ended Oct 31, 2021 Institutional Class1 -3.54% 5.24% 5.41% 5.44% 5.00% Retail Class A (load-waived)1 -3.66% 4.85% 5.11% 5.15% 4.73% Retail Class A (unadjusted)1,2 -7.51% 0.66% 4.26% 4.73% 4.34% Retail Class C (load-waived)1 -4.00% 4.25% 4.35% 4.37% 3.96% Retail Class C (unadjusted)1,2 -4.95% 3.25% 4.35% 4.37% 3.96% JP Morgan CEMBI BD3 1.27% 5.27% 5.11% 5.57% 5.41% Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) 1,900 Institutional Class Brazil 14.8 Fund Benchmark $1,702,719 Mexico 11.6 1,700 China 8.0 1,500 Israel 6.4 1,300 Russia 6.2 Index3 1,100 Source: Ashmore. Top 5 country exposure $1,776,228 based on aggregate allocation to investment 900 The instruments above excludes related tocash countries and equivalents shown above. as 10—11—11—12 — 12—13—13 14—14 — 15—15—16 16—17 — 17 18—18 — 19—19—20—20—21 well as G-7 countries and certain hedge related Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun transactions. Data as of Oct 31, 2021. Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 CUSIP: 044820504 BLOOMBERG: EMCIX US TICKER: EMCIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448206039 CUSIP: 044820603 BLOOMBERG: ECDAX US TICKER: ECDAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448207029 CUSIP: 044820702 BLOOMBERG: ECDCX US TICKER: ECDCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $964.60 $963.40 $960.00 $1,019.26 $1,018.00 $1,014.22 Expense Ratio (Gross / Net) 1.29% / 1.18% 1.54% / 1.43% 2.30% / 2.18% 1.29% / 1.18% 1.54% / 1.43% 2.30% / 2.18% Expenses Paid* $5.84 $7.08 $10.77 $6.01 $7.27 $11.07 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Short Duration Fund Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2021 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 -11.35% -3.75% -0.94% 2.29% Retail Class A (load-waived)1 -11.58% -4.07% -1.21% 2.01% Retail Class A (unadjusted)1,2 -13.57% -6.23% -1.66% 1.70% Retail Class C (load-waived)1 -11.78% -4.56% -1.96% 1.24% Retail Class C (unadjusted)1,2 -12.64% -5.46% -1.96% 1.24% JP Morgan CEMBI BD 1-3 Year3 0.80% 5.21% 3.91% 3.78% Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) 1,700 Brazil 19.3 Institutional Class Fund Benchmark $1,180,308 China 11.7 1,500 Venezuela 7.6 1,300 Mexico 7.4 Lebanon 6.9 1,100 Index3 Source: Ashmore. Top 5 country exposure $1,313,805 based instruments on aggregate related to allocation countries shown to investment above. 900 The above excludes cash and equivalents as 14—14 — 15 15 — 16 16—17—17—18—18—19 — 19 20 — 20—21 well as G-7 countries and certain hedge related Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun transactions. Data as of Oct 31, 2021. Share class information INSTITUTIONAL CLASS Launch date: June 24, 2014 Minimum initial investment: $1,000,000 ISIN: US0448206948 CUSIP: 044820694 BLOOMBERG: ESFIX US TICKER: ESFIX RETAIL CLASS A Launch date: September 23, 2014 Minimum initial investment: $1,000 ISIN: US0448207284 CUSIP: 044820728 BLOOMBERG: ESFAX US TICKER: ESFAX RETAIL CLASS C Launch date: June 13, 2017 Minimum initial investment: $1,000 ISIN: US0448207102 CUSIP: 044820710 BLOOMBERG: ESFCX US TICKER: ESFCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A (09/23/2014) and Class C (6/13/2017) shares, performance information shown is based on the performance of the Fund’s Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2Unadjusted Performance accounts for a maximum sales load of 2.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $886.60 $884.30 $882.30 $1,021.22 $1,019.96 $1,016.18 Expense Ratio (Gross / Net) 0.79% / 0.79% 1.04% / 1.04% 1.78% / 1.79% 0.79% / 0.79% 1.04% / 1.04% 1.78% / 1.79% Expense Paid* $3.76 $4.94 $8.49 $4.02 $5.30 $9.10 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Active Equity Fund Ashmore Emerging Markets Active Equity Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers, which may be denominated in any currency, including the local currency of INSTITUTIONAL CLASS the issuer. Launch date: November 1, 2016 Minimum initial investment: $1,000,000 ISIN: US0448205957 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820595 and Cumulative Return Chart. BLOOMBERG: EMQIX US Average Annual Total Return For The Period Ended Oct 31, 2021 6 Months 1 Year Since incpt TICKER: EMQIX Institutional Class -8.48% 14.50% 9.74% RETAIL CLASS A Retail Class A (load-waived) -8.59% 14.23% 9.48% 1 Launch date: November 1, 2016 Retail Class A (unadjusted) -13.39% 8.23% 8.30% Minimum initial investment: $1,000 Retail Class C (load-waived) -8.95% 13.41% 8.68% ISIN: US0448206294 Retail Class C (unadjusted)1 -9.85% 12.41% 8.68% CUSIP: 044820629 MSCI EM NET2 -4.87% 16.96% 9.45% BLOOMBERG: EMQAX US TICKER: EMQAX Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) Institutional Class China 26.0 RETAIL CLASS C 1,900 Fund Benchmark $1,591,218 Launch date: November 1, 2016 India 16.5 1,700 Taiwan 14.3 Minimum initial investment: $1,000 1,500 South Korea 10.5 ISIN: US0448206112 CUSIP: 044820611 1,300 Mexico 8.4 Index2 BLOOMBERG: EMQCX US 1,100 $1,570,911 Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure TICKER: EMQCX 900 The instruments above excludes related tocash countries and equivalents shown above. as All sources are Ashmore unless well transactions. as G-7 countries Data as of and Oct certain 31, 2021. hedge related otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $915.20 $914.10 $910.50 $1,020.06 $1,018.80 $1,015.02 Expense Ratio (Gross / Net) 1.25% / 1.02% 1.50% / 1.27% 2.28% / 2.02% 1.25% / 1.02% 1.50% / 1.27% 2.28% / 2.02% Expenses Paid* $4.92 $6.13 $9.73 $5.19 $6.46 $10.26 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Small-Cap Equity Fund Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks Share class information to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any INSTITUTIONAL CLASS currency, including the local currency of the issuer. Launch date: October 4, 2011 Minimum initial investment: $1,000,000 ISIN: US0448201162 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820116 and Cumulative Return Chart. BLOOMBERG: ESCIX US Average Annual Total Return For The Period 1 1 1 TICKER: ESCIX 6 Months 1 Year 5 Year 10 Year Since incpt Ended Oct 31, 2021 Institutional Class1 3.82% 39.68% 13.38% 7.87% 9.39% RETAIL CLASS A Retail Class A (load-waived)1 3.72% 39.40% 13.14% 7.57% 9.08% Launch date: February 1, 2012 Retail Class A (unadjusted)1,2 -1.72% 32.08% 11.93% 7.00% 8.50% Minimum initial investment: $1,000 1 ISIN: US0448207938 Retail Class C (load-waived) 3.40% 38.51% 12.36% 6.81% 8.31% CUSIP: 044820793 Retail Class C (unadjusted)1,2 2.40% 37.51% 12.36% 6.81% 8.31% BLOOMBERG: ESSAX US MSCI EM Small Cap NET3 2.84% 44.29% 10.12% 6.23% 7.47% TICKER: ESSAX Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) 3,000 Institutional Class South Korea 23.3 RETAIL CLASS C Fund Benchmark Taiwan 16.9 Launch date: August 24, 2012 $2,469,798 2,500 Minimum initial investment: $1,000 Index3 India 16.5 ISIN: US0448207854 2,000 $2,066,986 China 14.6 CUSIP: 044820785 Brazil 6.1 BLOOMBERG: ESSCX US 1,500 Source: Ashmore. Top 5 country exposure TICKER: ESSCX based instruments on aggregate related to allocation countries shown to investment above. 1,000 The well as above G-7 countries excludes and cash certain and equivalents hedge related as All sources are Ashmore unless otherwise indicated. transactions. Data as of Oct 31, 2021. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $1,038.20 $1,037.20 $1,034.00 $1,017.54 $1,016.28 $1,012.50 Expense Ratio (Gross / Net) 2.29% / 1.52% 2.54% / 1.77% 3.29% / 2.52% 2.29% / 1.52% 2.54% / 1.77% 3.29% / 2.52% Expenses Paid* $7.81 $9.09 $12.92 $7.73 $9.00 $12.78 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Frontier Equity Fund Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the INSTITUTIONAL CLASS issuer. Launch date: November 5, 2013 Minimum initial investment: $1,000,000 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table ISIN: US0448207367 and Cumulative Return Chart. 1 1 CUSIP: 044820736 Average Annual Total Return For The Period Ended Oct 31, 2021 6 Months 1 Year 5 Year Since incpt BLOOMBERG: EFEIX US Institutional Class1 17.02% 44.50% 8.31% 5.51% TICKER: EFEIX Retail Class A (load-waived)1 16.86% 44.20% 7.97% 5.17% Retail Class A (unadjusted)1,2 10.73% 36.63% 6.81% 4.46% RETAIL CLASS A 1 Launch date: May 7, 2014 Retail Class C (load-waived) 16.52% 43.13% 7.12% 4.34% Minimum initial investment: $1,000 Retail Class C (unadjusted)1,2 15.52% 42.13% 7.12% 4.34% ISIN: US0448207516 MSCI FM + Select EM* 13.83% 32.53% N/A N/A CUSIP: 044820751 MSCI Frontier Markets NET* 14.82% 36.08% 10.47% 5.98% BLOOMBERG: EFEAX US TICKER: EFEAX Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) 1,600 Vietnam 20.4 RETAIL CLASS C Fund Institutional Class Qatar 8.8 Launch date: May 7, 2014 $1,535,177 Minimum initial investment: $1,000 1,400 Philippines 8.1 Egypt 7.1 ISIN: US0448207441 CUSIP: 044820744 1,200 United Arab Emirates 7.0 BLOOMBERG: EFECX US Source: Ashmore. Top 5 country exposure TICKER: EFECX 1,000 based on aggregate allocation to investment instruments The above excludes related tocash countries and equivalents shown above. as All sources are Ashmore unless 800 transactions. well as G-7 countries Data as of and Oct certain 31, 2021. hedge related otherwise indicated. Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Nov-18 Nov-19 Nov-20 The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. *The benchmark was changed to the MSCI Frontier + Select Emerging Markets Countries Capped Index Net TR effective 01/01/2020. Prior to this, the benchmark was the MSCI Frontier Markets Index Net TR from inception. Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI; and as requested by, Ashmore. The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties) makes any express or implied warranties or representations with respect to such data or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits,) even if notified of the possibility of such damages. The MSCI Frontier + Select Emerging Markets Countries Capped Index is a customised benchmark that is designed to measure equity market performance of constituent companies in each of the MSCI Frontiers Market Index (50%) and emerging markets crossover markets (50%), which are the Philippines, Qatar, United Arab Emirates, Peru, Colombia, Argentina, Egypt and Pakistan, together with a country cap of 15%.You cannot invest directly in an index. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Ashmore Emerging Markets Frontier Equity Fund Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $1,170.20 $1,168.60 $1,165.20 $1,017.54 $1,016.28 $1,012.50 Expense Ratio (Gross / Net) 1.86% / 1.52% 2.09% / 1.77% 2.86% / 2.52% 1.86% / 1.52% 2.09% / 1.77% 2.86% / 2.52% Expenses Paid* $8.31 $9.67 $13.75 $7.73 $9.00 $12.78 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Equity Fund Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve Share class information its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer. INSTITUTIONAL CLASS Launch date: June 22, 2011 Minimum initial investment: $1,000,000 ISIN: US0448208191 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820819 and Cumulative Return Chart. BLOOMBERG: EMFIX US Average Annual Total Return For The Period 1 1 1 TICKER: EMFIX 6 Months 1 Year 5 Year 10 Year Since incpt Ended Oct 31, 2021 Institutional Class1 2.27% 31.24% 17.11% 7.76% 6.23% RETAIL CLASS A Retail Class A (load-waived)1 2.13% 30.92% 16.84% 7.47% 5. 94% Launch date: February 24, 2012 Retail Class A (unadjusted)1,2 -3.23% 24.04% 15.59% 6.90% 5.39% Minimum initial investment: $1,000 Retail Class C (load-waived)1 1.80% 30.13% 16.01% 6.69% 5.17% ISIN: US0448207771 Retail Class C (unadjusted)1,2 0.80% 29.13% 16.01% 6.69% 5.17% CUSIP: 044820777 3 BLOOMBERG: EMEAX US MSCI EM NET -4.87% 16.96% 9.39% 4.87% 3.66% TICKER: EMEAX Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) China 30.8 RETAIL CLASS C 2,100 Institutional Class Launch date: March 3, 2017 Fund Benchmark India 14.2 $1,870,870 Minimum initial investment: $1,000 1,600 Taiwan 14.1 South Korea 12.5 ISIN: US0448207698 CUSIP: 044820769 1,100 Russia 9.1 BLOOMBERG: EMECX US Index3 Source: Ashmore. Top 5 country exposure TICKER: EMECX $1,451,269 instruments based on aggregate related to allocation countries shown to investment above. 600 The well as above G-7 countries excludes and cash certain and equivalents hedge related as All sources are Ashmore unless otherwise indicated. transactions. Data as of Oct 31, 2021. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/24/2012) and Class C shares (03/03/2017), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $1,022.70 $1,021.30 $1,018.00 $1,019.31 $1,018.05 $1,014.27 Expense Ratio (Gross / Net) 1.29% / 1.17% 1.54% / 1.42% 2.28% / 2.17% 1.29% / 1.17% 1.54% / 1.42% 2.28% / 2.17% Expenses Paid* $5.97 $7.23 $11.04 $5.96 $7.22 $11.02 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Equity ESG Fund Ashmore Emerging Markets Equity ESG Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of INSTITUTIONAL CLASS the issuer, focusing on issuers that the Investment Manager believes satisfy the ESG Criteria. Launch date: February 26, 2020 Minimum initial investment: $1,000,000 ISIN: US0448204547 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820454 and Cumulative Return Chart. BLOOMBERG: ESIGX US Average Annual Total Return For The Period Ended Oct 31, 2021 6 Months 1 Year1 Since incpt1 TICKER: ESIGX Institutional Class -0.66% 24.82% 27.58% RETAIL CLASS A Retail Class A (load-waived) -0.73% 24.50% 27.31% 1 Launch date: February 26, 2020 Retail Class A (unadjusted) -5.94% 17.96% 23.29% Minimum initial investment: $1,000 Retail Class C (load-waived) -1.07% 23.81% 26.58% ISIN: US0448204703 Retail Class C (unadjusted)1 -2.06% 22.81% 26.58% CUSIP: 044820470 MSCI EM NET2 -4.87% 16.96% 14.72% BLOOMBERG: ESAGX US TICKER: ESAGX Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) China 27.7 RETAIL CLASS C 1,750 Fund Benchmark Taiwan 14.6 Launch date: February 26, 2020 1,550 South Korea 13.0 Minimum initial investment: $1,000 1,350 India 11.2 ISIN: US0448204620 1,150 CUSIP: 044820462 Institutional Class Index3 Russia 10.1 BLOOMBERG: ESCGX US $1,505,420 $1,259,320 Source: Ashmore. Top 5 country exposure TICKER: ESCGX 950 instruments based on aggregate related to allocation countries shown to investment above. 750 well Theas above G-7 countries excludes and cash certain and equivalents hedge related as All sources are Ashmore unless otherwise indicated. transactions. Data as of Oct 31, 2021. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $993.40 $992.70 $989.30 $1,019.31 $1,018.05 $1,014.27 Expense Ratio (Gross / Net) 1.64% / 1.17% 1.87% / 1.42% 2.61% / 2.17% 1.64% / 1.17% 1.87% / 1.42% 2.61% / 2.17% Expenses Paid* $5.88 $7.13 $10.88 $5.96 $7.22 $11.02 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Short Duration Select Fund Ashmore Emerging Markets Short Duration Select Fund is an open-end U.S. mutual fund. The Fund Share class information seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market INSTITUTIONAL CLASS Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 Launch date: June 15, 2020 and 3 years and an Investment Grade weighted average credit rating. The Fund has no restrictions on Minimum initial investment: individual security duration. $1,000,000 ISIN: US0448204216 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820421 and Cumulative Return Chart. BLOOMBERG: ESDIX US Average Annual Total Return For The Period Ended Oct 31, 2021 6 Months 1 Year Since incpt1 TICKER: ESDIX Institutional Class -3.46% 0.40% 2.77% RETAIL CLASS A Retail Class A (load-waived) -3.50% 0.20% 2.53% 1 Launch date: June 15, 2020 Retail Class A (unadjusted) -5.67% -2.05% 0.85% Minimum initial investment: $1,000 Retail Class C (load-waived) -3.89% -0.57% 1.76% ISIN: US0448204471 Retail Class C (unadjusted)1 -4.83% -1.52% 1.76% CUSIP: 044820447 JP Morgan CEMBI BD IG (1-3 yr)2 0.67% 1.95% 2.84% BLOOMBERG: ESDAX US TICKER: ESDAX Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) United Arab Emirates 12.9 RETAIL CLASS C 1,100 Institutional Class $1,038,465 Saudi Arabia 11.3 Launch date: June 15, 2020 Minimum initial investment: $1,000 1,050 Mexico 8.0 Russia 7.4 ISIN: US0448204398 CUSIP: 044820439 1,000 Index3 Indonesia 7.3 BLOOMBERG: ESDCX US Fund Benchmark $1,039,278 Source: Ashmore. Top 5 country exposure TICKER: ESDCX based instruments on aggregate related to allocation countries shown to investment above. 950 The well as above G-7 countries excludes and cash certain and equivalents hedge related as All sources are Ashmore unless otherwise indicated. transactions. Data as of Oct 31, 2021. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 2.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified Investment Grade 1-3 Year. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $965.40 $965.10 $961.20 $1,021.83 $1,020.57 $1,016.79 Expense Ratio (Gross / Net) 0.77% / 0.67% 1.11% / 0.92% 1.81% / 1.67% 0.77% / 0.67% 1.11% / 0.92% 1.81% / 1.67% Expenses Paid* $2.51 $3.44 $6.24 $3.41 $4.69 $8.49 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Investment Grade Income Ashmore Emerging Markets Investment Grade Income is an open-end U.S. mutual fund. The Fund Share class information seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereigns, Quasi-Sovereigns, Corporate issuers of EM Countries and EM Supra-Nationals INSTITUTIONAL CLASS denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G- 7). The Fund has no restrictions on individual security duration. The Fund observes a policy to Launch date: September 17, 2020 normally invest at least 80% of its net assets in Investment Grade bonds and other Investment Grade Minimum initial investment: debt instruments of Sovereign, Quasi-Sovereign or Corporate issuers of Emerging Market Countries $1,000,000 and EM Supra-Nationals ISIN: US0448203895 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820389 and Cumulative Return Chart. BLOOMBERG: IGIEX US Average Annual Total Return For The Period Ended Oct 31, 2021 6 Months 1 Year Since incpt1 TICKER: IGIEX Institutional Class 0.78% 4.03% 2.51% RETAIL CLASS A Retail Class A (load-waived) 0.73% 3.85% 2.33% 1 Launch date: September 17, 2020 Retail Class A (unadjusted) -3.30% -1.60% -1.33% Minimum initial investment: $1,000 Retail Class C (load-waived) 0.43% 3.08% 1.58% ISIN: US0448204133 Retail Class C (unadjusted)1 -0.56% 2.08% 1.58% CUSIP: 044820413 JP Morgan CEMBI BD IG2 1.28% 2.35% 1.93% BLOOMBERG: IGAEX US TICKER: IGAEX Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) 1,060 Mexico 14.6 RETAIL CLASS C 1,040 Brazil 13.0 Launch date: September 17, 2020 Minimum initial investment: $1,000 1,020 Indonesia 7.0 Institutional Class ISIN: US0448203978 1,000 United Arab Emirates 6.1 $1,028,198 CUSIP: 044820397 980 Fund Benchmark Israel 5.8 BLOOMBERG: IGCEX US Index3 960 Source: Ashmore. Top 5 country exposure TICKER: IGCEX 940 $1,021,682 based on aggregate allocation to investment The instruments above excludes related tocash countries and equivalents shown above. as—20 20 — 20—20—21—21—21 21 — 21 21—21 — 21 21 — 21 All sources are Ashmore unless Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct well transactions. as G-7 countries Data as of and Oct certain 31, 2021. hedge related otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified Investment Grade. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $1,007.80 $1,007.30 $1,004.30 $1,021.58 $1,020.32 $1,016.53 Expense Ratio (Gross / Net) 1.33% / 0.72% 1.68% / 0.97% 2.41% / 1.72% 1.33% / 0.72% 1.68% / 0.97% 2.41% / 1.72% Expenses Paid* $3.64 $4.91 $8.69 $3.67 $4.94 $8.74 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Corporate Income ESG Fund Ashmore Emerging Markets Corporate Income ESG Fund is an open-end U.S. mutual fund. The Fund Share class information seeks to achieve its objective by investing principally in debt instruments of Corporate issuers, which may be denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in INSTITUTIONAL CLASS the G-7), focusing on issuers that the Investment Manager believes satisfy the ESG Criteria. Launch date: February 26, 2021 Minimum initial investment: $1,000,000 ISIN: US0448203556 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820355 and Cumulative Return Chart. BLOOMBERG: ECIEX US Average Annual Total Return For The Period Ended Oct 31, 2021 6 Months Since incpt1 TICKER: ECIEX Institutional Class -5.85% -5.96% RETAIL CLASS A Retail Class A (load-waived) -5.97% -6.11% 1 Launch date: February 26, 2021 Retail Class A (unadjusted) -9.73% -14.23% Minimum initial investment: $1,000 Retail Class C (load-waived) -6.30% -6.55% ISIN: US0448203713 Retail Class C (unadjusted)1 -7.22% -7.46% CUSIP: 044820371 JP Morgan CEMBI BD2 1.27% 1.23% BLOOMBERG: ECAEX US TICKER: ECAEX Cumulative Returns Through Oct 31, 2021 (% of NAV) Top 5 country exposures (% of NAV) Institutional Class Brazil 19.9 RETAIL CLASS C 1,050 $940,361 Mexico 18.0 Launch date: February 26, 2021 1,000 Minimum initial investment: $1,000 China 10.5 United Arab Emirates 10.5 ISIN: US 0448203630 950 CUSIP: 044820363 Russia 6.3 BLOOMBERG: ECCEX US 900 Fund Benchmark Index3 $1,012,285 Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure TICKER: ECCEX 850 instruments The above excludes related tocash countries and equivalents shown above. as All sources are Ashmore unless transactions. well as G-7 countries Data as of and Oct certain 31, 2021. hedge related otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 8 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2021) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2021) $941.60 $940.40 $937.00 $1,020.82 $1,019.56 $1,015.78 Expense Ratio (Gross / Net) 3.11% / 0.87% 3.41% / 1.12% 4.15% / 1.87% 3.11% / 0.87% 3.41% / 1.12% 4.15% / 1.87% Expenses Paid* $4.26 $5.48 $9.13 $4.43 $5.70 $9.50 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2021 through October 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

KPMG LLP

Aon Center

Suite 5500

200 E. Randolph Street

Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Ashmore Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund (collectively, the Funds), including the schedules of investments, as of October 31, 2021, the related statements of operations for the year or period then ended (period from February 28, 2021, [commencement of operations] to October 31, 2021 for Ashmore Emerging Markets Corporate Income ESG Fund), the statements of changes in net assets for each of the years or periods in the two-year period then ended (periods from February 26, 2020, June 15, 2020, September 17, 2020, and February 28, 2021, [commencement of operations] to October 31, 2021 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund, respectively), and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended (periods from February 26, 2020, June 15, 2020, September, 17, 2020, and February 28, 2021, [commencement of operations] to October 31, 2021 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund, respectively). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year or periods then ended (periods from February 26, 2020, June 15, 2020, September 17, 2020, and February 28, 2021, [commencement of operations] to October 31, 2021 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund, respectively), the changes in its net assets for each of the years or periods in the two-year period then ended (periods from February 26, 2020, June 15, 2020, September 17, 2020, and February 28, 2021, [commencement of operations] to October 31, 2021 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund, respectively), and the financial highlights for each of the years or periods in the five-year period then ended (periods from February 26, 2020, June 15, 2020, September 17, 2020, and February 28, 2021, [commencement of operations] to October 31, 2021 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund, respectively), in conformity with U.S. generally accepted accounting principles.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Funds investment companies since 2010.

Chicago, Illinois

December 20, 2021

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2021

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund	Ashmore Emerging Markets Short Duration Fund
ASSETS:
Investments in securities, at value	$1,168,266,174	$6,684,874	$290,527,989	$124,832,092
Deposit held at broker	3,621,436	32,552	459,863	—
Cash	39,033,090	1,079,951	958,374	6,809,873
Foreign currency, at value	2,966,270	69,023	12,174	43,270
Unrealized appreciation on forward foreign currency exchange contracts	6,407,347	95,612	6,250	286
Variation margin receivable on centrally cleared swap contracts	155,023	—	—	—
Due from broker	—	5,009	—	—
Receivable for securities and currencies sold	5,161,549	34,851	—	154,030
Receivable for fund shares sold	3,242,522	—	220,001	48,202
Receivable from Investment Manager	109,941	1,495	27,700	—
Interest and dividends receivable	17,790,969	116,217	4,150,076	1,581,917
Other assets	53,665	9,601	20,445	13,494
Total Assets	1,246,807,986	8,129,185	296,382,872	133,483,164
LIABILITIES:
Reverse repurchase agreements	6,413,607	—	—	—
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	4,553,462	51,074	—	—
Variation margin payable on centrally cleared swap contracts	7,400	366	—	—
Payable for securities and currencies purchased	5,537,640	77,463	1,290,072	—
Payable for fund shares redeemed	835,378	—	286,559	119,125
Distributions payable	894,569	—	262,687	112,223
Due to broker	1,989,060	16,293	—	—
Investment Manager fee payable	1,036,929	6,537	291,348	102,029
Trustees’ fees payable	40,258	273	10,073	4,853
Deferred foreign capital gains taxes payable	—	—	—	—
Other liabilities	530,983	50,578	139,050	138,275
Total Liabilities	21,839,286	202,584	2,279,789	476,505
Net Assets	$1,224,968,700	$7,926,601	$294,103,083	$133,006,659
NET ASSETS:
Paid in capital	$1,487,474,858	$9,105,397	$390,702,641	$507,951,998
Distributable earnings/(Accumulated loss)	(262,506,158)	(1,178,796)	(96,599,558)	(374,945,339)
Net Assets	$1,224,968,700	$7,926,601	$294,103,083	$133,006,659

Net Assets:
Class A	$5,916,876	$1,592,408	$11,152,591	$6,833,490
Class C	2,385,922	24,742	5,762,120	1,219,227
Institutional Class	1,216,665,902	6,309,451	277,188,372	124,953,942

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	896,638	230,069	1,480,623	1,004,255
Class C	362,737	3,667	766,606	186,816
Institutional Class	181,680,348	871,004	35,311,728	18,681,346

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$6.60	$6.92	$7.53	$6.80
Class C	6.58	6.75	7.52	6.53
Institutional Class	6.70	7.24	7.85	6.69

Cost of Investments in securities	$1,331,531,452	$7,288,386	$319,936,605	$228,254,684
Cost of foreign currency held	$2,975,650	$69,350	$12,209	$41,993

See accompanying notes to the financial statements.

Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Equity ESG Fund	Ashmore Emerging Markets Short Duration Select Fund	Ashmore Emerging Markets Investment Grade Income Fund	Ashmore Emerging Markets Corporate Income ESG Fund

$93,334,842	$11,286,952	$79,063,773	$119,030,460	$14,680,334	$9,792,128	$20,109,910	$8,981,564
—	—	—	—	—	—	—	—
7,074,430	272,872	—	2,310,654	405,451	435,805	338,080	304,679
84,188	611	2,232,892	18,159	—	—	12,057	3,685
—	—	—	—	—	44	259	95
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
606,106	—	1,135,026	—	—	—	—	—
43,276	—	7,003	61,274	—	—	—	—
20,648	10,117	24,513	3,605	—	1	—	12,937
45,645	31,683	9,429	27,128	2,788	96,868	241,645	117,153
9,054	7,444	9,147	13,015	5,262	1,363	1,765	1,190
101,218,189	11,609,679	82,481,783	121,464,295	15,093,835	10,326,209	20,703,716	9,421,303

—	—	—	—	—	—	—	—
—	—	156,319	—	—	—	—	—
—	—	—	—	—	244	—	—
—	—	—	—	—	—	—	—
2,881,993	17,754	1,687,891	—	—	—	196,056	—
39,316	—	4,141	359,938	—	—	—	—
—	—	—	—	—	2,456	6,840	4,798
—	—	65,611	—	—	—	—	—
82,755	14,504	100,044	117,084	25,709	10,796	28,621	6,821
2,859	374	2,670	4,015	495	347	686	327
119,680	68,186	81,597	218,067	—	—	—	—
61,089	31,615	73,027	58,815	23,816	24,613	27,497	51,688
3,187,692	132,433	2,171,300	757,919	50,020	38,456	259,700	63,634
$98,030,497	$11,477,246	$80,310,483	$120,706,376	$15,043,815	$10,287,753	$20,444,016	$9,357,669

$83,006,821	$13,448,355	$74,058,642	$78,866,217	$10,074,983	$10,519,354	$20,653,961	$10,263,174
15,023,676	(1,971,109)	6,251,841	41,840,159	4,968,832	(231,601)	(209,945)	(905,505)
$98,030,497	$11,477,246	$80,310,483	$120,706,376	$15,043,815	$10,287,753	$20,444,016	$9,357,669

$1,611,249	$321,005	$2,561,530	$3,872,505	$1,499	$1,026	$1,020	$935
1,668	161,644	209,270	107,249	1,484	1,017	1,013	931
96,417,580	10,994,597	77,539,683	116,726,622	15,040,832	10,285,710	20,441,983	9,355,803

128,398	20,954	252,813	230,987	101	105	103	103
135	10,235	21,462	6,789	100	104	102	102
7,636,319	554,712	6,588,988	7,189,905	1,005,140	1,050,005	2,064,591	1,026,694

$12.55	$15.32	$10.13	$16.77	$14.91	$9.80	$9.90	$9.11
12.33	15.79	9.75	15.80	14.77	9.80	9.90	9.11
12.63	19.82	11.77	16.23	14.96	9.80	9.90	9.11

$92,570,591	$10,099,656	$65,433,978	$96,095,023	$11,624,210	$9,679,610	$20,118,007	$9,806,520
$84,115	$611	$2,232,979	$17,857	$—	$—	$12,092	$3,696

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2021

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund	Ashmore Emerging Markets Short Duration Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$78,315,507	$467,776	$18,525,333	$16,568,240
Payment-in-kind interest	—	—	869,787	—
Dividends, net of foreign tax withholdings*	—	—	—	—
Total Income	78,315,507	467,776	19,395,120	16,568,240
EXPENSES:
Investment Manager fees	13,260,494	87,641	3,621,570	1,491,668
Administration fees	266,436	3,239	66,381	48,583
Custody fees	516,411	52,204	75,311	58,182
Professional fees	596,444	40,869	180,626	255,516
Trustees’ fees	137,151	783	33,160	21,567
Offering expenses and registration fees	—	36,833	51,387	8,801
Insurance fees	71,166	1,158	16,944	19,407
Printing fees	30,398	5,499	15,990	7,258
Distribution and servicing fees - Class A	23,810	4,288	31,266	32,491
Distribution and servicing fees - Class C	33,993	294	67,901	15,233
Regulatory fees	—	14,110	21,297	21,184
Interest expense	10,697	—	—	—
Total Expenses	14,947,000	246,918	4,181,833	1,979,890
Less expenses reimbursed by the Investment Manager	(1,209,234)	(152,924)	(361,106)	(203,439)
Net Expenses	13,737,766	93,994	3,820,727	1,776,451
Net Investment Income (Loss)	64,577,741	373,782	15,574,393	14,791,789
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-. $-, $-, $4,933, $2,207, $8,792, $5,619, $-, $-, $-, and $-, respectively)	(9,482,104)	(1,734,972)	3,622,819	(101,537,135)
Forward foreign currency exchange contracts	11,582,615	217,709	52,963	58,286
Interest rate swap contracts	(521,735)	111,187	—	—
Foreign exchange transactions	91,589	(15,142)	(12,476)	2,848
Net Realized Gain (Loss)	1,670,365	(1,421,218)	3,663,306	(101,476,001)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $85,063, $70,394, $66,086, $88,564, $-, $-, $-, and $-, respectively)	(43,855,829)	2,589,772	(4,659,845)	93,787,017
Forward foreign currency exchange contracts	2,235,371	64,834	(4,716)	286
Interest rate swap contracts	(512,209)	(116,595)	—	—
Foreign exchange translations	(662)	5,226	(155)	(392)
Change in Net Unrealized Appreciation (Depreciation)	(42,133,329)	2,543,237	(4,664,716)	93,786,911
Net Realized and Unrealized Gains (Losses)	(40,462,964)	1,122,019	(1,001,410)	(7,689,090)
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,114,777	$1,495,801	$14,572,983	$7,102,699
* Foreign Tax Withholdings	$560,042	$39,549	$—	$—

See accompanying notes to the financial statements.

Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Equity ESG Fund	Ashmore Emerging Markets Short Duration Select Fund	Ashmore Emerging Markets Investment Grade Income Fund	Ashmore Emerging Markets Corporate Income ESG Fund[1]

$1,911	$—	$—	$—	$—	$486,409	$851,153	$372,291
—	—	—	—	—	—	—	—
2,276,617	154,038	1,392,052	1,218,255	123,677	—	—	—
2,278,528	154,038	1,392,052	1,218,255	123,677	486,409	851,153	372,291

951,063	162,410	991,506	1,325,046	173,065	68,797	143,752	56,493
18,094	2,623	13,489	22,065	2,770	2,135	4,122	1,332
71,022	11,334	119,347	41,579	11,455	2,171	1,802	2,056
54,366	34,023	47,158	57,457	19,992	30,763	26,254	29,093
9,666	1,154	7,312	12,395	1,588	1,107	465	813
54,031	36,612	43,968	38,770	100,349	20,412	107,938	98,158
4,235	540	3,261	5,037	640	284	—	360
6,115	6,120	6,469	6,690	5,401	6,504	5,769	8,111
4,870	1,002	2,747	7,151	4	4	4	2
18	1,659	2,606	503	15	11	11	7
10,385	10,678	11,235	11,990	9,759	14,219	12,832	8,161
—	—	—	—	—	—	—	—
1,183,865	268,155	1,249,098	1,528,683	325,038	146,407	302,949	204,586
(208,770)	(100,902)	(238,815)	(172,553)	(148,942)	(75,473)	(155,066)	(146,750)
975,095	167,253	1,010,283	1,356,130	176,096	70,934	147,883	57,836
1,303,433	(13,215)	381,769	(137,875)	(52,419)	415,475	703,270	314,455

17,328,824	3,683,479	7,873,502	22,029,137	2,219,171	(346,920)	(205,386)	(84,360)
37,047	—	3,899	2,999	(1,692)	2,859	18,225	4,465
—	—	—	—	—	—	—	—
(173,694)	(2,500)	(31,573)	(18,002)	(3,471)	(2,023)	(3,872)	(792)
17,192,177	3,680,979	7,845,828	22,014,134	2,214,008	(346,084)	(191,033)	(80,687)

(6,046,856)	(543,686)	15,369,288	4,890,558	831,144	(39,557)	283,815	(824,956)
(9,607)	—	—	—	—	(200)	(4,529)	95
—	—	—	—	—	—	—	—
9,392	2,221	8,380	7,079	(91)	(58)	(5)	(12)
(6,047,071)	(541,465)	15,377,668	4,897,637	831,053	(39,815)	279,281	(824,873)
11,145,106	3,139,514	23,223,496	26,911,771	3,045,061	(385,899)	88,248	(905,560)
$12,448,539	$3,126,299	$23,605,265	$26,773,896	$2,992,642	$29,576	$791,518	$(591,105)
$327,923	$21,674	$85,395	$159,297	$14,064	$—	$—	$102

1    The Fund commenced investment operations on February 26, 2021.

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31, 2021

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Corporate Income Fund
	2021	2020	2021	2020	2021	2020
OPERATIONS:
Net investment income (loss)	$64,577,741	$71,297,897	$373,782	$1,984,071	$15,574,393	$22,519,114
Net realized gain (loss)	1,670,365	(94,791,181)	(1,421,218)	(1,816,597)	3,663,306	(32,542,038)
Net change in unrealized appreciation (depreciation)	(42,133,329)	(67,736,472)	2,543,237	(2,473,268)	(4,664,716)	(8,614,793)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,114,777	(91,229,756)	1,495,801	(2,305,794)	14,572,983	(18,637,717)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(422,026)	(179,927)	—	—	(593,913)	(809,491)
Class C	(124,931)	(73,753)	—	—	(274,818)	(473,514)
Institutional Class	(59,387,157)	(25,691,849)	—	—	(14,732,728)	(21,042,924)

Total Distributions to Shareholders	(59,934,114)	(25,945,529)	—	—	(15,601,459)	(22,325,929)
TAX RETURN OF CAPITAL DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21,221)	(338,304)	—	(24,315)	—	(5,937)
Class C	(7,549)	(120,353)	—	(627)	—	(3,534)
Institutional Class	(4,504,710)	(45,002,937)	—	(512,379)	—	(146,369)

Total Tax Return of Capital Distributions to Shareholders	(4,533,480)	(45,461,594)	—	(537,321)	—	(155,840)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(4,504,034)	400,217	(190,704)	(41,118)	(12,862)	(1,139,647)
Net increase (decrease) in net assets resulting from Class C share transactions	(1,508,514)	(1,081,246)	(5,053)	(22,027)	(1,808,354)	(2,571,648)
Net increase (decrease) in net assets resulting from Institutional Class share transactions	27,871,350	(138,029,198)	(23,415,847)	(11,584,513)	16,981,637	(143,205,862)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	21,858,802	(138,710,227)	(23,611,604)	(11,647,658)	15,160,421	(146,917,157)
Total Increase (Decrease) in Net Assets	(18,494,015)	(301,347,106)	(22,115,803)	(14,490,773)	14,131,945	(188,036,643)
NET ASSETS:
Net Assets at the Beginning of year	1,243,462,715	1,544,809,821	30,042,404	44,533,177	279,971,138	468,007,781
Net Assets at the End of year	$1,224,968,700	$1,243,462,715	$7,926,601	$30,042,404	$294,103,083	$279,971,138

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Active Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund
2021	2020	2021	2020	2021	2020

$14,791,789	$55,184,874	$1,303,433	$594,913	$(13,215)	$(69,946)
(101,476,001)	(168,910,509)	17,192,177	(2,742,392)	3,680,979	(2,567,693)
93,786,911	(61,680,516)	(6,047,071)	6,126,832	(541,465)	2,900,318

7,102,699	(175,406,151)	12,448,539	3,979,353	3,126,299	262,679

(810,413)	(3,798,269)	(17,346)	(5,074)	—	—
(82,934)	(92,251)	(6)	(1)	—	—
(13,801,736)	(50,955,560)	(1,053,611)	(371,295)	—	—

(14,695,083)	(54,846,080)	(1,070,963)	(376,370)	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

(12,717,230)	(75,756,615)	(213,713)	1,134,178	(212,657)	(796,542)

(225,817)	(447,021)	7	(11,998)	(23,421)	(29,307)

(309,361,929)	(539,244,421)	4,775,044	56,642,518	645,168	(19,289,930)

(322,304,976)	(615,448,057)	4,561,338	57,764,698	409,090	(20,115,779)

(329,897,360)	(845,700,288)	15,938,914	61,367,681	3,535,389	(19,853,100)

462,904,019	1,308,604,307	82,091,583	20,723,902	7,941,857	27,794,957
$133,006,659	$462,904,019	$98,030,497	$82,091,583	$11,477,246	$7,941,857

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31, 2021

	Ashmore Emerging Markets Frontier Equity Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Equity ESG Fund
	2021	2020	2021	2020	2021	2020[1]
OPERATIONS:
Net investment income (loss)	$381,769	$668,116	$(137,875)	$96,813	$(52,419)	$6,911
Net realized gain (loss)	7,845,828	(9,863,252)	22,014,134	2,265,729	2,214,008	(167,455)
Net change in unrealized appreciation (depreciation)	15,377,668	(999,651)	4,897,637	14,726,903	831,053	2,224,950
Net Increase (Decrease) in Net Assets Resulting from Operations	23,605,265	(10,194,787)	26,773,896	17,089,445	2,992,642	2,064,406

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,973)	(3,282)	(42,189)	(1,806)	(9)	—
Class C	(335)	(1,619)	(34)	—	(8)	—
Institutional Class	(438,612)	(500,203)	(2,151,050)	(193,458)	(87,850)	(351)

Total Distributions to Shareholders	(443,920)	(505,104)	(2,193,273)	(195,264)	(87,867)	(351)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	1,542,536	(6,309,348)	2,015,785	470,474	8	1,000
Net increase (decrease) in net assets resulting from Class C share transactions	(170,063)	21,190	108,537	2	9	1,002
Net increase (decrease) in net assets resulting from Institutional Class share transactions	1,780,510	(17,352,141)	10,220,879	30,763,046	74,670	9,998,296

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	3,152,983	(23,640,299)	12,345,201	31,233,522	74,687	10,000,298
Total Increase (Decrease) in Net Assets	26,314,328	(34,340,190)	36,925,824	48,127,703	2,979,462	12,064,353
NET ASSETS:
Net Assets at the Beginning of year	53,996,155	88,336,345	83,780,552	35,652,849	12,064,353	—
Net Assets at the End of year	$80,310,483	$53,996,155	$120,706,376	$83,780,552	$15,043,815	$12,064,353

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Select Fund		Ashmore Emerging Markets Investment Grade Income Fund		Ashmore Emerging Markets Corporate Income ESG Fund
2021	2020[2]	2021	2020[3]	2021[4]

$ 415,475	$161,496	$703,270	$66,420	$314,455
(346,084)	32,938	(191,033)	(4,491)	(80,687)
(39,815)	152,075	279,281	(287,186)	(824,873)

29,576	346,509	791,518	(225,257)	(591,105)

(42)	(15)	(33)	(3)	(30)
(34)	(12)	(26)	(3)	(25)
(445,368)	(162,219)	(708,604)	(67,537)	(314,348)

(445,444)	(162,246)	(708,663)	(67,543)	(314,403)

37	1,012	28	1,002	1,025
30	1,010	22	1,002	1,021
384,902	10,132,367	601,809	20,050,098	10,261,131

384,969	10,134,389	601,859	20,052,102	10,263,177

(30,899)	10,318,652	684,714	19,759,302	9,357,669

10,318,652	—	19,759,302	—	—
$ 10,287,753	$10,318,652	$20,444,016	$19,759,302	$9,357,669

1    The Fund commenced investment operations on February 26, 2020.

2    The Fund commenced investment operations on June 15, 2020.

3    The Fund commenced investment operations on September 17, 2020.

4    The Fund commenced investment operations on February 26, 2021.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class A

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 6.80	$ 7.54	$ 7.31	$ 8.22	$ 8.01

Income (loss) from investment operations:
Net investment income	0.33 [1]	0.34	0.40	0.36 [1]	0.56 [1]
Net realized and unrealized gain (loss)	(0.20)	(0.74)	0.24	(0.82)	0.15

Total from investment operations	0.13	(0.40)	0.64	(0.46)	0.71

Less distributions:

From net investment income	(0.31)	(0.12)	(0.33)	(0.16)	(0.50)
From net realized gain	—	—	—	(0.11)	—
Tax return of capital	(0.02)	(0.22)	(0.08)	(0.18)	—

Total distributions	(0.33)	(0.34)	(0.41)	(0.45)	(0.50)

Net asset value at end of year	$ 6.60	$ 6.80	$ 7.54	$ 7.31	$ 8.22

Total return[2]	1.68%	(5.31)%	8.68%	(5.65)%	9.12%

Portfolio turnover rate[3]	54%	67%	49%	66%	65%

Net assets, end of year (in thousands)	$5,917	$10,377	$11,108	$8,347	$18,231

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.37%[4]	1.42%[4]	1.36%	1.36%	1.37%
Expenses after reimbursements	1.28%[4]	1.32%[4]	1.27%	1.27%	1.27%

Net investment income to average net assets:
Net investment income before reimbursements	4.53%[4]	4.72%[4]	5.16%	4.42%	6.81%
Net investment income after reimbursements	4.62%[4]	4.82%[4]	5.25%	4.51%	6.91%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 6.78	$ 7.53	$ 7.29	$ 8.21	$ 8.00

Income (loss) from investment operations:
Net investment income	0.27 [1]	0.30	0.34	0.31 [1]	0.46 [1]
Net realized and unrealized gain (loss)	(0.19)	(0.76)	0.25	(0.83)	0.19

Total from investment operations	0.08	(0.46)	0.59	(0.52)	0.65

Less distributions:

From net investment income	(0.26)	(0.11)	(0.28)	(0.14)	(0.44)
From net realized gain	—	—	—	(0.11)	—
Tax return of capital	(0.02)	(0.18)	(0.07)	(0.15)	—

Total distributions	(0.28)	(0.29)	(0.35)	(0.40)	(0.44)

Net asset value at end of year	$ 6.58	$ 6.78	$ 7.53	$ 7.29	$ 8.21

Total return[2]	0.93%	(6.09)%	8.02%	(6.43)%	8.31%

Portfolio turnover rate[3]	54%	67%	49%	66%	65%

Net assets, end of year (in thousands)	$2,386	$3,905	$5,506	$4,278	$3,926

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.12%[5]	2.17%[5]	2.11%	2.12%	2.12%
Expenses after reimbursements	2.03%[5]	2.06%[5]	2.02%	2.02%	2.02%

Net investment income to average net assets:
Net investment income before reimbursements	3.76%[5]	4.01%[5]	4.41%	3.92%	5.59%
Net investment income after reimbursements	3.85%[5]	4.12%[5]	4.50%	4.02%	5.69%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 6.90	$ 7.65	$ 7.41	$ 8.34	$ 8.13
Income (loss) from investment operations:
Net investment income	0.35 [1]	0.36	0.44	0.40 [1]	0.55 [1]
Net realized and unrealized gain (loss)	(0.20)	(0.75)	0.24	(0.85)	0.19

Total from investment operations	0.15	(0.39)	0.68	(0.45)	0.74

Less distributions:

From net investment income	(0.33)	(0.13)	(0.35)	(0.17)	(0.53)
From net realized gain	—	—	—	(0.11)	—
Tax return of capital	(0.02)	(0.23)	(0.09)	(0.20)	—

Total distributions	(0.35)	(0.36)	(0.44)	(0.48)	(0.53)

Net asset value at end of year	$ 6.70	$ 6.90	$ 7.65	$ 7.41	$ 8.34

Total return[2]	1.94%	(5.09)%	9.04%	(5.53)%	9.36%

Portfolio turnover rate[3]	54%	67%	49%	66%	65%

Net assets, end of year (in thousands)	$1,216,666	$1,229,181	$1,528,196	$1,313,660	$1,110,901

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.12%[6]	1.17%[6]	1.11%	1.12%	1.12%
Expenses after reimbursements	1.03%[6]	1.07%[6]	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	4.78%[6]	4.99%[6]	5.40%	4.97%	6.60%
Net investment income after reimbursements	4.87%[6]	5.09%[6]	5.49%	5.07%	6.70%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $3,181 and $5,146 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01% and 0.05% excluding these expenses.

[5]

Ratios include legal expenses of $1,113 and $1,990 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.04% and Net investment income ratios would have been higher by 0.01% and 0.04% excluding these expenses.

[6]

Ratios include legal expenses of $433,533 and $640,665 that are outside of the expense cap under the expense limitation agreement for the years ended October, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01% and 0.05% excluding these expenses.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class A

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 6.86	$ 7.35	$ 6.53	$ 7.22	$ 7.06

Income (loss) from investment operations:
Net investment income	0.28 [1]	0.35 [1]	0.59	0.36	0.34 [1]
Net realized and unrealized gain (loss)	(0.22)	(0.75)	0.27	(0.88)	0.14

Total from investment operations	0.06	(0.40)	0.86	(0.52)	0.48

Less distributions:

From net investment income	—	—	—	(0.08)	(0.09)
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.09)	(0.04)	(0.09)	(0.23)

Total distributions	—	(0.09)	(0.04)	(0.17)	(0.32)

Net asset value at end of year	$ 6.92	$ 6.86	$ 7.35	$ 6.53	$ 7.22

Total return[2]	0.87%	(5.51)%	13.24%	(7.47)%	6.83%

Portfolio turnover rate[3]	34%	47%	56%	75%	68%

Net assets, end of year (in thousands)	$1,592	$1,755	$1,933	$1,259	$ 915

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.97%	1.75%	1.55%	1.57%	1.51%
Expenses after reimbursements	1.22%	1.22%	1.22%	1.22%	1.22%

Net investment income to average net assets:
Net investment income before reimbursements	2.11%	4.45%	5.08%	4.63%	4.37%
Net investment income after reimbursements	3.86%	4.98%	5.41%	4.98%	4.66%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class C

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$6.74	$ 7.27	$ 6.47	$ 7.18	$ 7.05

Income (loss) from investment operations:
Net investment income	0.22 [1]	0.29 [1]	0.34	0.30	0.28 [1]
Net realized and unrealized gain (loss)	(0.21)	(0.74)	0.47	(0.88)	0.15

Total from investment operations	0.01	(0.45)	0.81	(0.58)	0.43

Less distributions:

From net investment income	—	—	—	(0.07)	(0.09)
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.08)	(0.01)	(0.06)	(0.21)

Total distributions	—	(0.08)	(0.01)	(0.13)	(0.30)

Net asset value at end of year	$ 6.75	$ 6.74	$ 7.27	$ 6.47	$ 7.18

Total return[2]	0.15%	(6.25)%	12.54%	(8.24)%	6.05%

Portfolio turnover rate[3]	34%	47%	56%	75%	68%

Net assets, end of year (in thousands)	$ 25	$ 30	$ 55	$ 77	$ 98

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.75%	2.50%	2.29%	2.31%	2.26%
Expenses after reimbursements	1.97%	1.97%	1.97%	1.97%	1.97%

Net investment income to average net assets:
Net investment income before reimbursements	1.35%	3.77%	4.33%	3.85%	3.62%
Net investment income after reimbursements	3.13%	4.30%	4.65%	4.19%	3.91%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 7.16	$ 7.66	$ 6.79	$ 7.50	$ 7.31
Income (loss) from investment operations:
Net investment income	0.31 [1]	0.38 [1]	0.65	0.41	0.37 [1]
Net realized and unrealized gain (loss)	(0.23)	(0.78)	0.27	(0.94)	0.15

Total from investment operations	0.08	(0.40)	0.92	(0.53)	0.52

Less distributions:

From net investment income	—	—	—	(0.09)	(0.09)
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.10)	(0.05)	(0.09)	(0.24)

Total distributions	—	(0.10)	(0.05)	(0.18)	(0.33)

Net asset value at end of year	$ 7.24	$ 7.16	$ 7.66	$ 6.79	$ 7.50

Total return[2]	1.12%	(5.38)%	13.59%	(7.33)%	7.12%

Portfolio turnover rate[3]	34%	47%	56%	75%	68%

Net assets, end of year (in thousands)	$6,310	$28,257	$42,545	$63,009	$84,747

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.61%	1.50%	1.28%	1.32%	1.26%
Expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	2.46%	4.75%	5.31%	4.87%	4.62%
Net investment income after reimbursements	4.10%	5.28%	5.62%	5.22%	4.91%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Income Fund

	Class A

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 7.53	$ 7.92	$ 7.87	$ 8.56	$ 7.92

Income (loss) from investment operations:
Net investment income	0.37	0.44	0.52	0.51	0.57
Net realized and unrealized gain (loss)	—	(0.39)	0.03	(0.71)	0.65

Total from investment operations	0.37	0.05	0.55	(0.20)	1.22

Less distributions:

From net investment income	(0.37)	(0.44)	(0.50)	(0.49)	(0.56)
From net realized gain	—	—	(—)[1]	—	—
Tax return of capital	—	(—)[1]	—	—	(0.02)

Total distributions	(0.37)	(0.44)	(0.50)	(0.49)	(0.58)

Net asset value at end of year	$ 7.53	$ 7.53	$ 7.92	$ 7.87	$ 8.56

Total return[2]	4.85%	0.85%	7.37%	(2.58)%	15.99%

Portfolio turnover rate[3]	73%	117%	96%	88%	87%

Net assets, end of year (in thousands)	$11,153	$11,198	$13,383	$8,616	$11,995

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.55%[4]	1.58%[4]	1.51%	1.53%	1.52%
Expenses after reimbursements	1.43%[4]	1.47%[4]	1.42%	1.42%	1.42%

Net investment income to average net assets:
Net investment income before reimbursements	4.61%[4]	5.76%[4]	6.39%	6.09%	7.11%
Net investment income after reimbursements	4.73%[4]	5.87%[4]	6.48%	6.20%	7.21%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Income Fund

	Class C

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 7.51	$ 7.91	$ 7.86	$ 8.55	$ 7.91

Income (loss) from investment operations:
Net investment income	0.31	0.39	0.45	0.46	0.52
Net realized and unrealized gain (loss)	0.02	(0.40)	0.04	(0.72)	0.63

Total from investment operations	0.33	(0.01)	0.49	(0.26)	1.15

Less distributions:

From net investment income	(0.32)	(0.39)	(0.44)	(0.43)	(0.50)
From net realized gain	—	—	(—)[1]	—	—
Tax return of capital	—	(—)[1]	—	—	(0.01)

Total distributions	(0.32)	(0.39)	(0.44)	(0.43)	(0.51)

Net asset value at end of year	$ 7.52	$ 7.51	$ 7.91	$ 7.86	$ 8.55

Total return[2]	4.25%	(0.01)%	6.58%	(3.30)%	15.16%

Portfolio turnover rate[3]	73%	117%	96%	88%	87%

Net assets, end of year (in thousands)	$5,762	$7,466	$10,745	$8,785	$9,530

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.30%[5]	2.33%[5]	2.26%	2.29%	2.27%
Expenses after reimbursements	2.18%[5]	2.22%[5]	2.17%	2.17%	2.17%

Net investment income to average net assets:
Net investment income before reimbursements	3.88%[5]	5.01%[5]	5.65%	5.38%	6.40%
Net investment income after reimbursements	4.00%[5]	5.12%[5]	5.74%	5.50%	6.50%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

	Institutional Class

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 7.84	$ 8.25	$ 8.20	$ 8.92	$ 8.24
Income (loss) from investment operations:
Net investment income	0.41	0.48	0.55	0.56	0.62
Net realized and unrealized gain (loss)	0.01	(0.41)	0.04	(0.75)	0.68

Total from investment operations	0.42	0.07	0.59	(0.19)	1.30

Less distributions:

From net investment income	(0.41)	(0.48)	(0.54)	(0.53)	(0.60)
From net realized gain	—	—	(—)[1]	—	—
Tax return of capital	—	(—)[1]	—	—	(0.02)

Total distributions	(0.41)	(0.48)	(0.54)	(0.53)	(0.62)

Net asset value at end of year	$ 7.85	$ 7.84	$ 8.25	$ 8.20	$ 8.92

Total return[2]	5.24%	1.04%	7.61%	(2.34)%	16.45%

Portfolio turnover rate[3]	73%	117%	96%	88%	87%

Net assets, end of year (in thousands)	$277,188	$261,307	$443,880	$319,419	$338,434

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.30%[6]	1.32%[6]	1.26%	1.29%	1.27%
Expenses after reimbursements	1.18%[6]	1.21%[6]	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	4.86%[6]	6.00%[6]	6.66%	6.40%	7.34%
Net investment income after reimbursements	4.98%[6]	6.11%[6]	6.75%	6.52%	7.44%

[1]	Amount is less than $0.005 per share.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $1,438 and $6,538 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01% and 0.05% excluding these expenses.

[5]

Ratios include legal expenses of $756 and $4,394 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01% and 0.05% excluding these expenses.

[6]

Ratios include legal expenses of $34,379 and $153,663 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.04% and Net investment income ratios would have been higher by 0.01% and 0.04% excluding these expenses.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

	Class A

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 7.52	$ 9.00	$ 9.78	$ 10.60	$ 10.37

Income (loss) from investment operations:
Net investment income	0.44	0.46	0.68	0.55	0.83 [1]
Net realized and unrealized gain (loss)	(0.69)	(1.46)	(0.75)	(0.58)	0.34

Total from investment operations	(0.25)	(1.00)	(0.07)	(0.03)	1.17

Less distributions:

From net investment income	(0.47)	(0.48)	(0.68)	(0.57)	(0.80)
From net realized gain	—	—	(0.03)	(0.22)	(0.14)
Tax return of capital	—	—	—	—	—

Total distributions	(0.47)	(0.48)	(0.71)	(0.79)	(0.94)

Net asset value at end of year	$ 6.80	$ 7.52	$ 9.00	$ 9.78	$ 10.60

Total return[2]	(4.07)%	(11.25)%	(1.22)%	(0.12)%	12.04%

Portfolio turnover rate[3]	32%	80%	53%	37%	59%

Net assets, end of year (in thousands)	$6,834	$19,865	$110,771	$83,290	$10,178

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.10%[5]	1.13%[5]	1.00%	1.05%	1.05%
Expenses after reimbursements	1.00%[5]	0.99%[5]	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	6.17%[5]	7.07%[5]	6.74%	7.00%	7.83%
Net investment income after reimbursements	6.27%[5]	7.21%[5]	6.82%	7.13%	7.96%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

			Class C

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[6]

Net asset value at beginning of period	$ 7.22	$ 8.66	$ 9.41	$ 10.22	$ 10.00

Income (loss) from investment operations:
Net investment income	0.40	0.42	0.58	0.52	0.38 [1]
Net realized and unrealized gain (loss)	(0.69)	(1.45)	(0.72)	(0.64)	0.08

Total from investment operations	(0.29)	(1.03)	(0.14)	(0.12)	0.46

Less distributions:

From net investment income	(0.40)	(0.41)	(0.58)	(0.47)	(0.24)
From net realized gain	—	—	(0.03)	(0.22)	—
Tax return of capital	—	—	—	—	—

Total distributions	(0.40)	(0.41)	(0.61)	(0.69)	(0.24)

Net asset value at end of period	$ 6.53	$ 7.22	$ 8.66	$ 9.41	$ 10.22

Total return[2]	(4.56)%	(12.05)%	(1.94)%	(0.98)%	4.74%

Portfolio turnover rate[3]	32%	80%	53%	37%	59%

Net assets, end of period (in thousands)	$ 1,219	$ 1,572	$ 2,342	$2,012	$ 188

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.84%[7]	1.96%[7]	1.75%	1.79%	1.79%
Expenses after reimbursements	1.76%[7]	1.83%[7]	1.67%	1.67%	1.67%

Net investment income to average net assets:
Net investment income before reimbursements	5.36%[7]	5.20%[7]	5.96%	5.93%	9.66%
Net investment income after reimbursements	5.44%[7]	5.33%[7]	6.04%	6.05%	9.78%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

			Institutional Class

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 7.40	$ 8.83	$ 9.60	$ 10.41	$ 10.19
Income (loss) from investment operations:
Net investment income	0.50	0.49	0.69	0.60	0.90 [1]
Net realized and unrealized gain (loss)	(0.73)	(1.44)	(0.74)	(0.61)	0.27

Total from investment operations	(0.23)	(0.95)	(0.05)	(0.01)	1.17

Less distributions:

From net investment income	(0.48)	(0.48)	(0.69)	(0.58)	(0.81)
From net realized gain	—	—	(0.03)	(0.22)	(0.14)
Tax return of capital	—	—	—	—	—

Total distributions	(0.48)	(0.48)	(0.72)	(0.80)	(0.95)

Net asset value at end of year	$ 6.69	$ 7.40	$ 8.83	$ 9.60	$ 10.41

Total return[2]	(3.75)%	(10.94)%	(1.01)%	0.11%	12.28%

Portfolio turnover rate[3]	32%	80%	53%	37%	59%

Net assets, end of year (in thousands)	$124,954	$441,467	$1,195,492	$693,577	$ 178,180

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	0.84%[8]	0.91%[8]	0.75%	0.79%	0.80%
Expenses after reimbursements	0.75%[8]	0.79%[8]	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	6.38%[8]	6.98%[8]	7.04%	7.30%	8.64%
Net investment income after reimbursements	6.47%[8]	7.10%[8]	7.12%	7.42%	8.77%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

[5]

Ratios include legal expenses of $10,827 and $37,676 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.08% and 0.07% and Net investment income ratios would have been higher by 0.08% and 0.07% excluding these expenses.

[6]	Class C commenced investment operations on June 13, 2017.

[7]

Ratios include legal expenses of $1,388 and $2,841 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.09% and 0.16% and Net investment income ratios would have been higher by 0.09% and 0.16% excluding these expenses.

[8]

Ratios include legal expenses of $182,441 and $835,457 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.08% and 0.12% and Net investment income ratios would have been higher by 0.08% and 0.12% excluding these expenses.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Class A

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$ 11.08	$10.46	$10.53	$12.72	$10.00

Income (loss) from investment operations:
Net investment income	0.15	0.11 [2]	0.13	0.08	0.03
Net realized and unrealized gain (loss)	1.44	0.56	0.85	(1.05)	2.74

Total from investment operations	1.59	0.67	0.98	(0.97)	2.77

Less distributions:

From net investment income	(0.12)	(0.05)	(0.09)	(0.20)	(0.05)
From net realized gain	—	—	(0.94)	(1.02)	—
Tax return of capital	—	—	(0.02)	—	—

Total distributions	(0.12)	(0.05)	(1.05)	(1.22)	(0.05)

Net asset value at end of period	$ 12.55	$11.08	$10.46	$10.53	$12.72

Total return[3]	14.23%	6.49%	10.73%	(8.59)%	27.73%

Portfolio turnover rate[4]	206%	228%	153%	164%	196%

Net assets, end of period (in thousands)	$1,611	$1,616	$ 209	$ 223	$ 13

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.49%	1.55%	1.96%	2.20%	3.11%
Expenses after reimbursements	1.27%	1.27%	1.27%	1.27%	1.27%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.91%	0.73%	0.55%	0.56%	(1.56)%
Net investment income after reimbursements	1.13%	1.01%	1.24%	1.49%	0.28%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Class C

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$ 10.90	$10.32	$10.43	$12.65	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	— [2,5]	0.07	0.03	(0.05)
Net realized and unrealized gain (loss)	1.42	0.58	0.83	(1.10)	2.74

Total from investment operations	1.47	0.58	0.90	(1.07)	2.69

Less distributions:

From net investment income	(0.04)	(—)[5]	(0.05)	(0.13)	(0.04)
From net realized gain	—	—	(0.94)	(1.02)	—
Tax return of capital	—	—	(0.02)	—	—

Total distributions	(0.04)	—	(1.01)	(1.15)	(0.04)

Net asset value at end of period	$12.33	$10.90	$10.32	$10.43	$12.65

Total return[3]	13.41%	5.76%	9.88%	(9.40)%	26.96%

Portfolio turnover rate[4]	206%	228%	153%	164%	196%

Net assets, end of period (in thousands)	$ 2	$ 2	$ 12	$ 11	$ 13

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.25%	2.31%	2.71%	2.73%	3.86%
Expenses after reimbursements	2.02%	2.02%	2.02%	2.02%	2.02%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.14%	(0.30)%	(0.17)%	(0.51)%	(2.31)%
Net investment income (loss) after reimbursements	0.37%	(0.01)%	0.52%	0.20%	(0.47)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Institutional Class

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$ 11.15	$ 10.51	$ 10.56	$ 12.74	$ 10.00
Income (loss) from investment operations:
Net investment income	0.18	0.10 [2]	0.16	0.14	0.06
Net realized and unrealized gain (loss)	1.45	0.60	0.86	(1.09)	2.73

Total from investment operations	1.63	0.70	1.02	(0.95)	2.79

Less distributions:

From net investment income	(0.15)	(0.06)	(0.10)	(0.21)	(0.05)

From net realized gain	—	—	(0.94)	(1.02)	—

Tax return of capital	—	—	(0.03)	—	—

Total distributions	(0.15)	(0.06)	(1.07)	(1.23)	(0.05)

Net asset value at end of period	$ 12.63	$ 11.15	$ 10.51	$ 10.56	$ 12.74

Total return[3]	14.50%	6.79%	11.05%	(8.41)%	27.94%

Portfolio turnover rate[4]	206%	228%	153%	164%	196%

Net assets, end of period (in thousands)	$96,417	$80,474	$20,502	$17,436	$18,030

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.24%	1.29%	1.72%	1.73%	2.87%
Expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.15%	0.67%	0.83%	0.47%	(1.28)%
Net investment income after reimbursements	1.37%	0.94%	1.53%	1.18%	0.57%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 1, 2016.

[2]	Per share amounts are based on average number of shares outstanding during the period.

[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 10.99	$ 8.84	$ 8.02	$ 10.33	$ 8.60

Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.20)	(0.01)	0.04	0.06
Net realized and unrealized gain (loss)	4.51	2.35	0.83	(2.17)	1.86

Total from investment operations	4.33	2.15	0.82	(2.13)	1.92

Less distributions:

From net investment income	—	—	(—)[1]	(0.17)	(0.19)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	(—)[1]	(0.01)	—

Total distributions	—	—	—	(0.18)	(0.19)

Net asset value at end of year	$ 15.32	$ 10.99	$ 8.84	$ 8.02	$ 10.33

Total return[2]	39.40%	24.32%	10.27%	(20.96)%	22.73%

Portfolio turnover rate[3]	77%	62%	60%	112%	126%

Net assets, end of year (in thousands)	$ 321	$ 388	$ 1,356	$ 1,447	$ 847

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.75%	2.78%	2.30%	2.37%	2.26%
Expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.48)%	(1.74)%	(0.62)%	(0.31)%	0.01%
Net investment income (loss) after reimbursements	(0.50)%	(0.73)%	(0.09)%	0.29%	0.50%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 11.40	$ 9.22	$ 8.42	$ 10.90	$ 9.11

Income (loss) from investment operations:
Net investment income (loss)	(0.32)	(0.34)	(0.38)	0.01	0.02
Net realized and unrealized gain (loss)	4.71	2.52	1.18	(2.33)	1.93

Total from investment operations	4.39	2.18	0.80	(2.32)	1.95

Less distributions:

From net investment income	—	—	—	(0.16)	(0.16)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	—	— [1]	—

Total distributions	—	—	—	(0.16)	(0.16)

Net asset value at end of year	$ 15.79	$ 11.40	$ 9.22	$ 8.42	$ 10.90

Total return[2]	38.51%	23.64%	9.50%	(21.62)%	21.78%

Portfolio turnover rate[3]	77%	62%	60%	112%	126%

Net assets, end of year (in thousands)	$ 162	$ 135	$ 144	$ 272	$ 251

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.47%	3.91%	3.05%	3.09%	3.01%
Expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.09)%	(2.70)%	(1.48)%	(1.30)%	(0.76)%
Net investment loss after reimbursements	(1.14)%	(1.31)%	(0.95)%	(0.73)%	(0.27)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 14.19	$ 11.39	$ 10.32	$ 13.19	$ 10.94
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.10)	0.02	0.05	0.09
Net realized and unrealized gain (loss)	5.65	2.90	1.06	(2.73)	2.36

Total from investment operations	5.63	2.80	1.08	(2.68)	2.45

Less distributions:

From net investment income	—	—	(0.01)	(0.18)	(0.20)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	(—)[1]	(0.01)	—

Total distributions	—	—	(0.01)	(0.19)	(0.20)

Net asset value at end of year	$ 19.82	$ 14.19	$ 11.39	$ 10.32	$13.19

Total return[2]	39.68%	24.58%	10.52%	(20.60)%	22.70%

Portfolio turnover rate[3]	77%	62%	60%	112%	126%

Net assets, end of year (in thousands)	$10,994	$ 7,419	$26,296	$32,456	$38,419

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.45%	2.56%	2.05%	2.06%	2.01%
Expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.02)%	(1.51)%	(0.38)%	(0.16)%	0.18%
Net investment income (loss) after reimbursements	(0.09)%	(0.47)%	0.15%	0.38%	0.67%

[1]	Amount is less than $0.005 per share.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Class A

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 7.07	$ 8.02	$ 7.66	$ 9.99	$ 7.98

Income (loss) from investment operations:

Net investment income (loss)	0.02 [1]	(0.01)[1]	0.14	0.08	0.10
Net realized and unrealized gain (loss)	3.10	(0.91)	0.37	(1.47)	2.08

Total from investment operations	3.12	(0.92)	0.51	(1.39)	2.18

Less distributions:

From net investment income	(0.06)	(0.03)	(0.15)	(0.08)	(0.17)

From net realized gain	—	—	—	(0.82)	—

Tax return of capital	—	—	—	(0.04)	—

Total distributions	(0.06)	(0.03)	(0.15)	(0.94)	(0.17)

Net asset value at end of year	$10.13	$ 7.07	$ 8.02	$ 7.66	$ 9.99

Total return[2]	44.20%	(11.47)%	6.58%	(15.44)%	27.53%

Portfolio turnover rate[3]	87%	108%	93%	80%	107%

Net assets, end of year (in thousands)	$2,561	$656	$6,985	$7,645	$7,710

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.11%	2.18%	2.12%	2.20%	2.21%
Expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.09)%	(0.59)%	1.61%	0.46%	1.05%
Net investment income (loss) after reimbursements	0.25%	(0.18)%	1.96%	0.89%	1.49%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$6.82	$7.80	$7.47	$9.82	$7.86

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[1]	0.01 [1]	0.02	0.03	0.08
Net realized and unrealized gain (loss)	2.97	(0.96)	0.42	(1.48)	2.00

Total from investment operations	2.94	(0.95)	0.44	(1.45)	2.08

Less distributions:

From net investment income	(0.01)	(0.03)	(0.11)	(0.05)	(0.12)
From net realized gain	—	—	—	(0.82)	—
Tax return of capital	—	—	—	(0.03)	—

Total distributions	(0.01)	(0.03)	(0.11)	(0.90)	(0.12)

Net asset value at end of year	$9.75	$6.82	$7.80	$7.47	$9.82

Total return[2]	43.13%	(12.13)%	5.87%	(16.30)%	26.57%

Portfolio turnover rate[3]	87%	108%	93%	80%	107%

Net assets, end of year (in thousands)	$ 209	$286	$305	$408	$459

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.89%	3.01%	2.88%	2.94%	2.99%
Expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.77)%	(0.41)%	0.48%	(0.18)%	(0.21)%
Net investment income (loss) after reimbursements	(0.40)%	0.08%	0.84%	0.24%	0.26%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 8.20	$ 9.32	$ 8.86	$ 11.38	$ 9.06
Income (loss) from investment operations:
Net investment income	0.06 [1]	0.09 [1]	0.16	0.12	0.13
Net realized and unrealized gain (loss)	3.58	(1.13)	0.46	(1.69)	2.37

Total from investment operations	3.64	(1.04)	0.62	(1.57)	2.50

Less distributions:

From net investment income	(0.07)	(0.08)	(0.16)	(0.08)	(0.18)
From net realized gain	—	—	—	(0.82)	—
Tax return of capital	—	—	—	(0.05)	—

Total distributions	(0.07)	(0.08)	(0.16)	(0.95)	(0.18)

Net asset value at end of year	$ 11.77	$ 8.20	$ 9.32	$ 8.86	$ 11.38

Total return[2]	44.50%	(11.17)%	6.97%	(15.11)%	27.87%

Portfolio turnover rate[3]	87%	108%	93%	80%	107%

Net assets, end of year (in thousands)	$77,540	$53,053	$81,047	$77,788	$81,324

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.88%	2.00%	1.88%	1.95%	1.96%
Expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income to average net assets:
Net investment income before reimbursements	0.23%	0.58%	1.39%	0.78%	0.73%
Net investment income after reimbursements	0.59%	1.06%	1.75%	1.21%	1.17%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Class A

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 13.08	$ 11.18	$ 9.38	$ 11.16	$ 8.34

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[1]	0.08	0.05	0.01	0.06 [1]
Net realized and unrealized gain (loss)	4.07	1.84	1.97	(1.55)	2.90

Total from investment operations	4.01	1.92	2.02	(1.54)	2.96

Less distributions:

From net investment income	(0.10)	(0.02)	(0.22)	(0.23)	(0.14)
From net realized gain	(0.22)	—	—	—	—
Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.32)	(0.02)	(0.22)	(0.24)	(0.14)

Net asset value at end of year	$ 16.77	$ 13.08	$ 11.18	$ 9.38	$ 11.16

Total return[2]	30.92%	17.21%	21.66%	(14.16)%	35.90%

Portfolio turnover rate[3]	77%	76%	76%	113%	140%

Net assets, end of year (in thousands)	$ 3,872	$ 1,394	$ 641	$ 303	$ 134

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.56%	1.81%	1.91%	2.19%	2.65%

Expenses after reimbursements	1.42%	1.42%	1.42%	1.42%	1.42%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.48)%	(0.42)%	(0.01)%	(0.06)%	(0.64)%
Net investment income (loss) after reimbursements	(0.34)%	(0.03)%	0.48%	0.71%	0.59%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Class C

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017

Net asset value at beginning of period	$12.39	$10.64	$ 8.96	$10.73	$8.86 [4]

Income (loss) from investment operations:
Net investment loss	(0.16)[1]	(0.10)	(0.04)	(0.13)	— [1,5]
Net realized and unrealized gain (loss)	3.86	1.85	1.91	(1.44)	1.93

Total from investment operations	3.70	1.75	1.87	(1.57)	1.93

Less distributions:

From net investment income	(0.07)	—	(0.19)	(0.19)	(0.06)
From net realized gain	(0.22)	—	—	—	—
Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.29)	—	(0.19)	(0.20)	(0.06)

Net asset value at end of period	$15.80	$ 12.39	$10.64	$ 8.96	$10.73

Total return[2]	30.13%	16.45%	20.89%	(14.92)%	10.81%

Portfolio turnover rate[3]	77%	76%	76%	113%	140%

Net assets, end of period (in thousands)	$ 107	$ 2	$ 1	$ 1	$ 2

Ratios to average net assets:[6]
Total expenses to average net assets:
Expenses before reimbursements	2.29%	2.49%	2.66%	2.96%	3.38%
Expenses after reimbursements	2.17%	2.17%	2.17%	2.17%	2.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.11)%	(1.22)%	(0.95)%	(1.25)%	(1.20)%
Net investment income (loss) after reimbursements	(0.99)%	(0.90)%	(0.46)%	(0.46)%	0.01%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Institutional Class

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$ 12.65	$ 10.81	$ 9.06	$ 10.78	$ 8.05
Income (loss) from investment operations:
Net investment income (loss)	(0.02)[1]	0.11	0.06	0.07	0.08 [1]
Net realized and unrealized gain (loss)	3.92	1.77	1.93	(1.54)	2.80

Total from investment operations	3.90	1.88	1.99	(1.47)	2.88

Less distributions:

From net investment income	(0.10)	(0.04)	(0.24)	(0.24)	(0.15)
From net realized gain	(0.22)	—	—	—	—
Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.32)	(0.04)	(0.24)	(0.25)	(0.15)

Net asset value at end of year	$ 16.23	$ 12.65	$ 10.81	$ 9.06	$10.78

Total return[2]	31.24%	17.41%	22.05%	(14.01)%	36.21%

Portfolio turnover rate[3]	77%	76%	76%	113%	140%

Net assets, end of year (in thousands)	$116,727	$82,385	$35,011	$24,162	$8,106

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.32%	1.56%	1.66%	1.95%	2.35%
Expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.26)%	(0.22)%	0.09%	0.10%	(0.33)%
Net investment income (loss) after reimbursements	(0.11)%	0.17%	0.58%	0.88%	0.85%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Initial investment in Class C occurred on March 3, 2017. The beginning NAV for Class C is the end of day NAV for the Institutional Class on March 3, 2017.

[5]	Amount is less than $0.005 per share.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity ESG Fund

	Class A

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$12.05	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.01)
Net realized and unrealized gain	3.04	2.06

Total from investment operations	2.95	2.05

Less distributions:

From net investment income	(0.09)	—
From net realized gain	—	—
Tax return of capital	—	—

Total distributions	(0.09)	—

Net asset value at end of period	$14.91	$12.05

Total return[2]	24.50%	20.50%

Portfolio turnover rate[3]	55%	45%

Net assets, end of period (in thousands)	$2	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.39%	4.16%
Expenses after reimbursements	1.42%	1.42%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.56)%	(2.89)%
Net investment loss after reimbursements	(0.59)%	(0.15)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity ESG Fund

	Class C

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$12.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.20)	(0.06)
Net realized and unrealized gain	3.05	2.06

Total from investment operations	2.85	2.00

Less distributions:

From net investment income	(0.08)	—
From net realized gain	—	—
Tax return of capital	—	—

Total distributions	(0.08)	—

Net asset value at end of period	$14.77	$12.00

Total return[2]	23.81%	20.00%

Portfolio turnover rate[3]	55%	45%

Net assets, end of period (in thousands)	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.14%	4.77%
Expenses after reimbursements	2.17%	2.17%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.32)%	(3.50)%
Net investment loss after reimbursements	(1.35)%	(0.90)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity ESG Fund

	Institutional Class

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$12.06	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.01
Net realized and unrealized gain	3.04	2.05

Total from investment operations	2.99	2.06

Less distributions:

From net investment income	(0.09)	(—)[5]
From net realized gain	—	—
Tax return of capital	—	—

Total distributions	(0.09)	—

Net asset value at end of period	$14.96	$12.06

Total return[2]	24.82%	20.60%

Portfolio turnover rate[3]	55%	45%

Net assets, end of period (in thousands)	$15,041	$12,062

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.16%	3.68%
Expenses after reimbursements	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.34)%	(2.41)%
Net investment income (loss) after reimbursements	(0.35)%	0.10%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2020.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.
[5]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Select Fund

	Class A

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.38	0.14
Net realized and unrealized gain (loss)	(0.35)	0.19

Total from investment operations	0.03	0.33

Less distributions:

From net investment income	(0.38)	(0.15)
From net realized gain	(0.03)	—
Tax return of capital	—	—

Total distributions	(0.41)	(0.15)

Net asset value at end of period	$9.80	$10.18

Total return[2]	0.20%	3.30%

Portfolio turnover rate[3]	43%	12%

Net assets, end of period (in thousands)	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.71%	4.87%
Expenses after reimbursements	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	2.88%	0.05%
Net investment income after reimbursements	3.67%	4.00%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Select Fund

	Class C

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.30	0.12
Net realized and unrealized gain (loss)	(0.35)	0.18

Total from investment operations	(0.05)	0.30

Less distributions:

From net investment income	(0.30)	(0.12)
From net realized gain	(0.03)	—
Tax return of capital	—	—

Total distributions	(0.33)	(0.12)

Net asset value at end of period	$9.80	$10.18

Total return[2]	(0.57)%	3.03%

Portfolio turnover rate[3]	43%	12%

Net assets, end of period (in thousands)	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.42%	5.60%
Expenses after reimbursements	1.67%	1.67%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.16%	(0.68)%
Net investment income after reimbursements	2.91%	3.25%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Select Fund

	Institutional Class

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$10.18	$10.00
Income (loss) from investment operations:
Net investment income	0.40	0.16
Net realized and unrealized gain (loss)	(0.35)	0.18

Total from investment operations	0.05	0.34

Less distributions:

From net investment income	(0.40)	(0.16)
From net realized gain	(0.03)	—
Tax return of capital	—	—

Total distributions	(0.43)	(0.16)

Net asset value at end of period	$9.80	$10.18

Total return[2]	0.40%	3.43%

Portfolio turnover rate[3]	43%	12%

Net assets, end of period (in thousands)	$10,286	$10,317

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.38%	4.58%
Expenses after reimbursements	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	3.21%	0.29%
Net investment income after reimbursements	3.92%	4.20%

[1]	Class A, Class C and the Institutional Class commenced investment operations on June 15, 2020.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Investment Grade Income Fund

	Class A

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.03
Net realized and unrealized gain (loss)	0.06	(0.15)

Total from investment operations	0.38	(0.12)

Less distributions:

From net investment income	(0.33)	(0.03)
From net realized gain	—	—
Tax return of capital	—	—

Total distributions	(0.33)	(0.03)

Net asset value at end of period	$9.90	$9.85

Total return[2]	3.85%	(1.19)%

Portfolio turnover rate[3]	44%	3%

Net assets, end of period (in thousands)	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.77%	4.88%
Expenses after reimbursements	0.97%	0.97%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.42%	(1.27)%
Net investment income after reimbursements	3.22%	2.64%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Investment Grade Income Fund

	Class C

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.25	0.02
Net realized and unrealized gain (loss)	0.05	(0.15)

Total from investment operations	0.30	(0.13)

Less distributions:

From net investment income	(0.25)	(0.02)
From net realized gain	—	—
Tax return of capital	—	—

Total distributions	(0.25)	(0.02)

Net asset value at end of period	$9.90	$9.85

Total return[2]	3.08%	(1.26)%

Portfolio turnover rate[3]	44%	3%

Net assets, end of period (in thousands)	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.49%	5.62%
Expenses after reimbursements	1.72%	1.72%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.70%	(2.02)%
Net investment income after reimbursements	2.47%	1.88%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Investment Grade Income Fund

	Institutional Class

	Year Ended October 31, 2021	Period Ended October 31, 2020[1]

Net asset value at beginning of period	$9.85	$10.00
Income (loss) from investment operations:
Net investment income	0.35	0.03
Net realized and unrealized gain (loss)	0.05	(0.15)

Total from investment operations	0.40	(0.12)

Less distributions:

From net investment income	(0.35)	(0.03)
From net realized gain	—	—
Tax return of capital	—	—

Total distributions	(0.35)	(0.03)

Net asset value at end of period	$9.90	$9.85

Total return[2]	4.03%	(1.16)%

Portfolio turnover rate[3]	44%	3%

Net assets, end of period (in thousands)	$20,442	$19,757

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.48%	4.43%
Expenses after reimbursements	0.72%	0.72%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.66%	(0.92)%
Net investment income after reimbursements	3.42%	2.79%

[1]	Class A, Class C and the Institutional Class commenced investment operations on September 17, 2020.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

Class A

Period Ended
October 31, 2021[1]
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.29
Net realized and unrealized loss	(0.89)

Total from investment operations	(0.60)

Less distributions:

From net investment income	(0.29)
From net realized gain	—
Tax return of capital	—

Total distributions	(0.29)

Net asset value at end of period	$ 9.11

Total return[2]	(6.11)%

Portfolio turnover rate[3]	15%

Net assets, end of period (in thousands)	$ 1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.35%
Expenses after reimbursements	1.12%

Net investment income to average net assets:
Net investment income before reimbursements	2.26%
Net investment income after reimbursements	4.49%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

Class C

Period Ended
October 31, 2021[1]
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.24
Net realized and unrealized loss	(0.88)

Total from investment operations	(0.64)

Less distributions:

From net investment income	(0.25)
From net realized gain	—
Tax return of capital	—

Total distributions	(0.25)

Net asset value at end of period	$ 9.11

Total return[2]	(6.55)%

Portfolio turnover rate[3]	15%

Net assets, end of period (in thousands)	$ 1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	4.10%
Expenses after reimbursements	1.87%

Net investment income to average net assets:
Net investment income before reimbursements	1.52%
Net investment income after reimbursements	3.75%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

Institutional Class

Period Ended
October 31, 2021[1]
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.31
Net realized and unrealized loss	(0.89)

Total from investment operations	(0.58)

Less distributions:

From net investment income	(0.31)
From net realized gain	—
Tax return of capital	—

Total distributions	(0.31)

Net asset value at end of period	$ 9.11

Total return[2]	(5.96)%

Portfolio turnover rate[3]	15%

Net assets, end of period (in thousands)	$9,356

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.08%
Expenses after reimbursements	0.87%

Net investment income to average net assets:
Net investment income before reimbursements	2.52%
Net investment income after reimbursements	4.73%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2021.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $11,436,810)
Angola (Rep of), 8.250%, 05/09/2028		2,235,000	$2,246,711	0.18
Angola (Rep of), 8.000%, 11/26/2029		1,123,000	1,111,905	0.09
Angola (Rep of), 9.375%, 05/08/2048		5,152,000	5,112,329	0.42
Angola (Rep of), 9.125%, 11/26/2049		3,264,000	3,180,912	0.26
			11,651,857	0.95

Argentina (Cost $43,488,347)
Argentina (Rep of), 1.000%, 07/09/2029		3,555,200	1,288,796	0.10
Argentina (Rep of), (Step to 0.750% on 07/09/2023), 0.500%, 07/09/2030[2]		29,365,451	10,016,555	0.82
Argentina (Rep of), (Step to 1.500% on 07/09/2022), 1.125%, 07/09/2035[2]		22,627,171	6,980,709	0.57
Argentina (Rep of), (Step to 3.875% on 07/09/2022), 2.000%, 01/09/2038[2]		5,221,313	1,907,868	0.16
Argentina (Rep of), (Step to 3.500% on 07/09/2022), 2.500%, 07/09/2041[2]		8,725,926	3,003,027	0.24
YPF S.A., (Step to 9.000% on 01/01/2023), 4.000%, 02/12/2026[2]		3,600,000	3,097,800	0.25
YPF S.A., (Step to 9.000% on 01/01/2023), 2.500%, 06/30/2029[2]		10,000,000	6,712,600	0.55
			33,007,355	2.69

Azerbaijan (Cost $7,036,586)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		4,265,000	4,996,277	0.41
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		2,161,000	2,641,771	0.21
			7,638,048	0.62

Bahrain (Cost $5,215,964)
Bahrain (Rep of), 7.500%, 09/20/2047		1,484,000	1,535,287	0.13
Oil and Gas Holding (The) Co. BSCC, 7.625%, 11/07/2024		1,517,000	1,657,323	0.13
Oil and Gas Holding (The) Co. BSCC, 8.375%, 11/07/2028		1,800,000	2,073,420	0.17
			5,266,030	0.43

Belarus (Cost $2,496,637)
Belarus (Rep of), 7.625%, 06/29/2027		1,395,000	1,354,126	0.11
Belarus (Rep of), 6.200%, 02/28/2030		962,000	833,708	0.07
			2,187,834	0.18

Brazil (Cost $132,428,137)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[3]		9,100,000	8,946,574	0.73
Brazil (Rep of), 6.000%, 04/07/2026		1,230,000	1,374,783	0.11
Brazil (Rep of), 4.625%, 01/13/2028		1,710,000	1,754,409	0.14
Brazil (Rep of), 8.250%, 01/20/2034		1,360,000	1,747,600	0.14
Brazil (Rep of), 7.125%, 01/20/2037		1,920,000	2,248,762	0.18
Brazil (Rep of), 5.625%, 01/07/2041		1,070,000	1,045,700	0.09
Brazil (Rep of), 5.000%, 01/27/2045		2,800,000	2,507,288	0.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	%of Net Assets
Brazil (continued)
Brazil (Rep of), 5.625%, 02/21/2047		1,579,000	$1,519,803	0.12
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2023[4]	BRL	58,304,000	8,491,518	0.69
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2024[4]	BRL	165,650,000	22,763,829	1.86
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2025[4]	BRL	90,008,000	11,004,091	0.90
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	42,224,000	6,877,228	0.56
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	36,150,000	5,808,949	0.47
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2031	BRL	31,695,000	4,965,369	0.41
Oi S.A., 10.000%, (100% Cash), 07/27/2025[5]		28,050,000	25,259,025	2.06
Petrobras Global Finance B.V., 6.900%, 03/19/2049		1,480,000	1,555,487	0.13
Petrobras Global Finance B.V., 5.500%, 06/10/2051		2,300,000	2,018,871	0.17
Petrobras Global Finance B.V., 6.850%, 06/05/2115		5,620,000	5,521,706	0.45
			115,410,992	9.42

Chile (Cost $26,817,800)
Banco del Estado de Chile, 3.875%, 02/08/2022		1,220,000	1,226,100	0.10
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 10/01/2028[6]	CLP	2,595,000,000	3,010,189	0.25
Chile (Rep of), 3.240%, 02/06/2028		933,000	984,016	0.08
Chile (Rep of), 3.100%, 05/07/2041		2,690,000	2,625,144	0.21
Chile (Rep of), 3.500%, 01/25/2050		2,151,000	2,188,126	0.18
Chile (Rep of), 3.100%, 01/22/2061		1,205,000	1,110,685	0.09
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		2,759,000	3,559,303	0.29
Corp. Nacional del Cobre de Chile, 4.875%, 11/04/2044		1,190,000	1,408,948	0.11
Corp. Nacional del Cobre de Chile, 4.500%, 08/01/2047		768,000	877,955	0.07
Corp. Nacional del Cobre de Chile, 4.375%, 02/05/2049		1,379,000	1,553,044	0.13
Corp. Nacional del Cobre de Chile, 3.150%, 01/15/2051		1,046,000	961,243	0.08
Empresa de Transporte de Pasajeros Metro S.A., 4.700%, 05/07/2050		2,601,000	3,036,693	0.25
Empresa Nacional del Petroleo, 3.750%, 08/05/2026		1,330,000	1,371,290	0.11
Empresa Nacional del Petroleo, 4.500%, 09/14/2047		2,295,000	2,269,310	0.19
			26,182,046	2.14

China (Cost $127,937,087)
Central China Real Estate Ltd., 7.750%, 05/24/2024		6,550,000	2,921,597	0.24
CFLD Cayman Investment Ltd., 9.000%, 07/31/2021[7,8]		6,142,000	2,104,433	0.17
CFLD Cayman Investment Ltd., 6.900%, 01/13/2023		6,225,000	2,167,825	0.18
China (Rep of), 2.680%, 05/21/2030	CNY	32,640,000	4,946,215	0.40
China (Rep of), 3.720%, 04/12/2051	CNY	13,630,000	2,212,583	0.18
China Evergrande Group, 8.250%, 03/23/2022		2,680,000	732,588	0.06
China Evergrande Group, 9.500%, 04/11/2022		2,565,000	655,358	0.05
China Evergrande Group, 11.500%, 01/22/2023		5,935,000	1,339,197	0.11
China Evergrande Group, 7.500%, 06/28/2023		19,331,000	4,445,808	0.36
China Evergrande Group, 10.500%, 04/11/2024		7,603,000	1,748,484	0.14
China Evergrande Group, 8.750%, 06/28/2025		10,270,000	2,413,531	0.20

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	%of Net Assets
China (continued)
Fantasia Holdings Group Co. Ltd., 15.000%, 12/18/2021		4,515,000	$1,354,094	0.11
Fantasia Holdings Group Co. Ltd., 7.950%, 07/05/2022		5,359,000	1,608,217	0.13
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022		1,189,000	349,343	0.03
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023		2,175,000	639,155	0.05
Kaisa Group Holdings Ltd., 11.250%, 04/09/2022		2,160,000	823,854	0.07
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		8,378,000	2,848,520	0.23
Kaisa Group Holdings Ltd., 11.950%, 10/22/2022		2,250,000	753,750	0.06
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023		3,510,000	1,037,216	0.09
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		5,046,000	1,496,139	0.12
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024		6,644,000	1,890,224	0.16
Kaisa Group Holdings Ltd., 11.700%, 11/11/2025		4,000,000	1,092,526	0.09
Kaisa Group Holdings Ltd., 11.650%, 06/01/2026		3,380,000	933,876	0.08
Scenery Journey Ltd., 11.500%, 10/24/2022		11,170,000	2,122,279	0.17
Scenery Journey Ltd., 12.000%, 10/24/2023		4,590,000	888,015	0.07
Scenery Journey Ltd., 13.750%, 11/06/2023		1,000,000	209,988	0.02
Sinopec Group Overseas Development 2012 Ltd., 4.875%, 05/17/2042		1,110,000	1,371,192	0.11
Sinopec Group Overseas Development 2018 Ltd., 2.700%, 05/13/2030		1,900,000	1,931,308	0.16
Sinopec Group Overseas Development 2018 Ltd., 3.350%, 05/13/2050		631,000	639,797	0.05
Sunac China Holdings Ltd., 7.250%, 06/14/2022		2,230,000	1,863,174	0.15
Sunac China Holdings Ltd., 7.950%, 08/08/2022		2,140,000	1,755,870	0.14
Sunac China Holdings Ltd., 7.950%, 10/11/2023		2,090,000	1,601,985	0.13
Yuzhou Group Holdings Co. Ltd., 8.500%, 02/04/2023		2,460,000	1,317,301	0.11
Yuzhou Group Holdings Co. Ltd., 7.375%, 01/13/2026		2,013,000	909,870	0.08
Yuzhou Group Holdings Co. Ltd., 6.350%, 01/13/2027		2,040,000	901,153	0.07
			56,026,465	4.57

Colombia (Cost $45,221,772)
Colombia (Rep of), 8.125%, 05/21/2024		2,746,000	3,160,234	0.26
Colombia (Rep of), 3.875%, 04/25/2027		2,653,000	2,748,561	0.22
Colombia (Rep of), 7.375%, 09/18/2037		2,091,000	2,586,692	0.21
Colombia (Rep of), 6.125%, 01/18/2041		3,514,000	3,902,719	0.32
Colombia (Rep of), 5.625%, 02/26/2044		3,341,000	3,522,182	0.29
Colombia (Rep of), 5.000%, 06/15/2045		544,000	535,720	0.04
Colombia (Rep of), 4.125%, 05/15/2051[9]		1,443,000	1,260,893	0.10
Colombian TES, 4.750%, 02/23/2023	COP	41,783,000	3,339,300	0.27
Colombian TES, 10.000%, 07/24/2024	COP	11,890,600,000	3,455,716	0.28
Colombian TES, 6.250%, 11/26/2025	COP	2,582,700,000	670,795	0.05
Colombian TES, 7.500%, 08/26/2026	COP	14,401,700,000	3,873,053	0.32
Colombian TES, 5.750%, 11/03/2027	COP	25,255,200,000	6,157,713	0.50
Colombian TES, 6.000%, 04/28/2028	COP	7,929,900,000	1,932,349	0.16
Colombian TES, 7.250%, 10/18/2034	COP	2,343,600,000	575,168	0.05
Colombian TES, 6.250%, 07/09/2036	COP	2,782,800,000	608,322	0.05
Colombian TES, 7.250%, 10/26/2050	COP	2,506,000,000	569,243	0.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	%of Net Assets
Colombia (continued)
Empresas Publicas de Medellin ESP, 8.375%, 11/08/2027	COP	8,747,000,000	$2,195,369	0.18
			41,094,029	3.35

Costa Rica (Cost $3,500,993)
Costa Rica (Rep of), 6.125%, 02/19/2031		1,641,000	1,679,564	0.14
Costa Rica (Rep of), 5.625%, 04/30/2043		1,760,000	1,569,040	0.13
Costa Rica (Rep of), 7.000%, 04/04/2044		273,000	272,320	0.02
			3,520,924	0.29

Croatia (Cost $4,320,619)
Croatia (Rep of), 6.000%, 01/26/2024		3,990,000	4,418,925	0.36
			4,418,925	0.36

Czech Republic (Cost $5,273,740)
Czech (Rep of), 2.500%, 08/25/2028	CZK	26,480,000	1,170,269	0.10
Czech (Rep of), 2.750%, 07/23/2029	CZK	30,150,000	1,354,731	0.11
Czech (Rep of), 0.950%, 05/15/2030	CZK	1,580,000	61,638	—
Czech (Rep of), 4.200%, 12/04/2036	CZK	6,350,000	339,045	0.03
New World Resources N.V., 8.000%, 04/07/2020[7,8,10]	EUR	1,938,518	—	—
New World Resources N.V., 4.000%, 10/07/2020[7,8,10]	EUR	669,526	—	—
			2,925,683	0.24

Dominican Republic (Cost $42,964,821)
Dominican (Rep of), 5.500%, 01/27/2025		1,594,000	1,729,506	0.14
Dominican (Rep of), 6.875%, 01/29/2026		4,946,000	5,663,219	0.46
Dominican (Rep of), 9.750%, 06/05/2026	DOP	29,950,000	629,702	0.05
Dominican (Rep of), 6.000%, 07/19/2028		1,160,000	1,299,211	0.11
Dominican (Rep of), 4.875%, 09/23/2032		8,288,000	8,412,403	0.69
Dominican (Rep of), 5.300%, 01/21/2041		2,513,000	2,487,895	0.20
Dominican (Rep of), 7.450%, 04/30/2044		2,275,000	2,707,273	0.22
Dominican (Rep of), 6.850%, 01/27/2045		4,246,000	4,734,332	0.39
Dominican (Rep of), 6.500%, 02/15/2048		1,169,000	1,250,842	0.10
Dominican (Rep of), 6.400%, 06/05/2049		1,033,000	1,097,573	0.09
Dominican (Rep of), 5.875%, 01/30/2060		13,389,000	13,121,220	1.07
			43,133,176	3.52

Ecuador (Cost $46,709,539)
Ecuador (Rep of), (Step to 5.500% on 07/31/2022), 5.000%, 07/31/2030[2,6]		8,311,089	6,898,204	0.56
Ecuador (Rep of), (Step to 2.500% on 07/31/2022), 1.000%, 07/31/2035[2,6]		48,887,963	32,205,434	2.63
Ecuador (Rep of), (Step to 1.500% on 07/31/2022), 0.500%, 07/31/2040[2,6]		13,473,288	8,050,290	0.66
			47,153,928	3.85

Egypt (Cost $47,175,271)
Egypt (Rep of), 14.051%, 07/21/2022	EGP	10,370,000	662,296	0.05
Egypt (Rep of), 14.138%, 10/20/2022	EGP	6,343,000	404,714	0.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Egypt (continued)
Egypt (Rep of), 14.313%, 10/13/2023	EGP	9,116,000	$578,917	0.05
Egypt (Rep of), 14.483%, 04/06/2026	EGP	51,930,000	3,308,750	0.27
Egypt (Rep of), 14.563%, 07/06/2026	EGP	25,775,000	1,646,145	0.13
Egypt (Rep of), 6.588%, 02/21/2028		1,051,000	1,030,842	0.08
Egypt (Rep of), 7.600%, 03/01/2029		1,945,000	1,954,725	0.16
Egypt (Rep of), 5.875%, 02/16/2031		2,400,000	2,166,624	0.18
Egypt (Rep of), 7.625%, 05/29/2032		1,984,000	1,918,230	0.16
Egypt (Rep of), 8.500%, 01/31/2047		5,844,000	5,399,622	0.44
Egypt (Rep of), 7.903%, 02/21/2048		5,319,000	4,678,380	0.38
Egypt (Rep of), 8.700%, 03/01/2049		2,176,000	2,029,294	0.17
Egypt (Rep of), 8.875%, 05/29/2050		8,167,000	7,692,252	0.63
Egypt (Rep of), 8.750%, 09/30/2051[6]		2,367,000	2,226,637	0.18
Egypt (Rep of), 8.150%, 11/20/2059		369,000	329,229	0.03
Egypt Treasury Bills, 11.953%, 11/30/2021[11]	EGP	37,775,000	2,385,741	0.19
Egypt Treasury Bills, 11.776%, 02/08/2022[11]	EGP	23,925,000	1,474,282	0.12
Egypt Treasury Bills, 11.614%, 05/10/2022[11]	EGP	46,825,000	2,798,275	0.23
Egypt Treasury Bills, 11.483%, 05/24/2022[11]	EGP	22,450,000	1,335,314	0.11
			44,020,269	3.59
El Salvador (Cost $10,583,151)
El Salvador (Rep of), 8.625%, 02/28/2029		2,546,000	2,031,708	0.16
El Salvador (Rep of), 8.250%, 04/10/2032		770,000	601,370	0.05
El Salvador (Rep of), 7.650%, 06/15/2035		722,000	541,500	0.04
El Salvador (Rep of), 7.625%, 02/01/2041		2,833,000	2,075,172	0.17
El Salvador (Rep of), 7.125%, 01/20/2050		2,201,000	1,573,715	0.13
El Salvador (Rep of), 9.500%, 07/15/2052		1,597,000	1,309,540	0.11
			8,133,005	0.66
Gabon (Cost $4,106,510)
Gabon (Rep of), 6.375%, 12/12/2024		1,945,771	2,062,673	0.17
Gabon (Rep of), 6.625%, 02/06/2031		3,103,000	3,093,008	0.25
			5,155,681	0.42
Ghana (Cost $17,435,786)
Ghana (Rep of), 7.625%, 05/16/2029		1,543,000	1,358,420	0.11
Ghana (Rep of), 8.125%, 03/26/2032		2,310,000	2,032,800	0.17
Ghana (Rep of), 8.625%, 04/07/2034		2,141,000	1,894,314	0.16
Ghana (Rep of), 7.875%, 02/11/2035		1,038,000	881,630	0.07
Ghana (Rep of), 8.875%, 05/07/2042		2,579,000	2,255,207	0.18
Ghana (Rep of), 8.950%, 03/26/2051		2,895,000	2,473,696	0.20
Ghana (Rep of), 8.750%, 03/11/2061		626,000	526,213	0.04
Tullow Oil PLC, 10.250%, 05/15/2026		4,400,000	4,635,400	0.38
			16,057,680	1.31
Guatemala (Cost $3,350,142)
Guatemala (Rep of), 5.375%, 04/24/2032		652,000	729,588	0.06
Guatemala (Rep of), 4.650%, 10/07/2041[6]		808,000	823,756	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Guatemala (continued)
Guatemala (Rep of), 6.125%, 06/01/2050		1,465,000	$1,718,445	0.14
			3,271,789	0.27
Hungary (Cost $12,367,311)
Hungary (Rep of), 5.750%, 11/22/2023		1,850,000	2,028,063	0.17
Hungary (Rep of), 5.375%, 03/25/2024		2,974,000	3,271,400	0.27
Hungary (Rep of), 6.750%, 10/22/2028	HUF	430,020,000	1,646,442	0.13
Hungary (Rep of), 3.000%, 08/21/2030	HUF	838,700,000	2,549,943	0.21
Hungary (Rep of), 2.125%, 09/22/2031[6]		1,154,000	1,125,718	0.09
Hungary (Rep of), 3.125%, 09/21/2051[6]		1,260,000	1,225,705	0.10
			11,847,271	0.97
India (Cost $19,697,915)
Export-Import Bank of India, 4.000%, 01/14/2023		1,989,000	2,054,816	0.17
Export-Import Bank of India, 3.375%, 08/05/2026		920,000	967,844	0.08
Export-Import Bank of India, 2.250%, 01/13/2031		1,869,000	1,743,275	0.14
Vedanta Resources Finance II PLC, 13.875%, 01/21/2024		2,975,000	3,239,031	0.26
Vedanta Resources Finance II PLC, 8.950%, 03/11/2025		5,460,000	5,541,900	0.45
Vedanta Resources Ltd., 6.375%, 07/30/2022		5,000,000	4,960,000	0.41
Vedanta Resources Ltd., 6.125%, 08/09/2024		1,770,000	1,611,585	0.13
			20,118,451	1.64
Indonesia (Cost $74,852,770)
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	58,797,000,000	4,539,041	0.37
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	35,634,000,000	2,854,191	0.23
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	47,273,000,000	3,580,405	0.29
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	27,701,000,000	2,002,946	0.16
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	40,683,000,000	3,238,416	0.27
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	45,861,000,000	3,414,030	0.28
Indonesia (Rep of), 7.750%, 04/15/2031	IDR	27,305,000,000	2,124,949	0.17
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	27,075,000,000	2,241,753	0.18
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	46,487,000,000	3,311,554	0.27
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	9,455,000,000	755,758	0.06
Indonesia (Rep of), 7.500%, 06/15/2035	IDR	30,328,000,000	2,267,267	0.19
Indonesia (Rep of), 8.500%, 10/12/2035		1,467,000	2,309,384	0.19
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	38,990,000,000	3,097,494	0.25
Indonesia (Rep of), 6.625%, 02/17/2037		1,485,000	2,038,278	0.17
Indonesia (Rep of), 7.750%, 01/17/2038		2,152,000	3,225,758	0.26
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	8,539,000,000	631,843	0.05
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	37,239,000,000	2,972,517	0.24
Indonesia (Rep of), 5.250%, 01/17/2042		1,633,000	2,010,068	0.16
Indonesia (Rep of), 5.125%, 01/15/2045		4,505,000	5,494,703	0.45
Indonesia (Rep of), 5.950%, 01/08/2046		1,666,000	2,265,244	0.19
Indonesia (Rep of), 5.250%, 01/08/2047		1,346,000	1,698,383	0.14
Indonesia (Rep of), 4.750%, 07/18/2047		1,550,000	1,846,639	0.15
Indonesia Asahan Aluminium Persero PT, 5.710%, 11/15/2023		1,821,000	1,977,697	0.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia Asahan Aluminium Persero PT, 4.750%, 05/15/2025		776,000	$833,424	0.07
Indonesia Asahan Aluminium Persero PT, 5.450%, 05/15/2030		894,000	1,021,958	0.08
Indonesia Asahan Aluminium Persero PT, 6.757%, 11/15/2048		3,389,000	4,369,268	0.36
Indonesia Asahan Aluminium Persero PT, 5.800%, 05/15/2050		573,000	670,410	0.06
Pertamina Persero PT, 6.000%, 05/03/2042		929,000	1,140,792	0.09
Pertamina Persero PT, 6.450%, 05/30/2044		398,000	520,765	0.04
Pertamina Persero PT, 6.500%, 11/07/2048		967,000	1,280,559	0.11
Pertamina Persero PT, 4.175%, 01/21/2050		1,222,000	1,247,311	0.10
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/2025		617,000	681,029	0.06
Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026		2,389,000	2,683,635	0.22
Perusahaan Penerbit SBSN Indonesia III, 3.800%, 06/23/2050		498,000	512,014	0.04
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.500%, 11/22/2021		2,480,000	2,479,603	0.20
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.250%, 05/15/2047		988,000	1,094,210	0.09
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.150%, 05/21/2048		2,181,000	2,692,030	0.22
			81,125,326	6.62
Iraq (Cost $1,023,799)
Iraq (Rep of), 5.800%, 01/15/2028		1,067,625	1,037,796	0.08
			1,037,796	0.08
Ivory Coast (Cost $9,644,981)
Ivory Coast (Rep of), 5.875%, 10/17/2031	EUR	2,563,000	3,072,749	0.25
Ivory Coast (Rep of), 4.875%, 01/30/2032	EUR	2,205,000	2,488,105	0.20
Ivory Coast (Rep of), 6.125%, 06/15/2033		250,000	262,440	0.02
Ivory Coast (Rep of), 6.875%, 10/17/2040	EUR	3,404,000	4,125,794	0.34
			9,949,088	0.81
Jamaica (Cost $10,748,317)
Digicel Group Holdings Ltd., 7.000%, 11/18/2021[5]		1,206,126	1,097,575	0.09
Digicel Group Holdings Ltd., 10.000%, 04/01/2024[5]		5,172,800	5,218,062	0.43
Digicel Group Holdings Ltd., 8.000%, 04/01/2025[5]		4,078,912	3,931,051	0.32
Digicel International Finance Ltd./Digicel International Holdings Ltd., 8.750%, 05/25/2024		1,104,765	1,146,194	0.09
Digicel International Finance Ltd./Digicel International Holdings Ltd., 8.000%, 12/31/2026		1,014,589	999,370	0.08
Jamaica (Rep of), 7.875%, 07/28/2045		1,750,000	2,475,375	0.20
			14,867,627	1.21
Kazakhstan (Cost $16,499,561)
Development Bank of Kazakhstan JSC, 4.125%, 12/10/2022		3,920,000	4,043,464	0.33
Kazakhstan (Rep of), 6.500%, 07/21/2045		2,617,000	3,768,637	0.31
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		2,091,000	2,826,865	0.23
KazMunayGas National Co. JSC, 5.375%, 04/24/2030		2,585,000	3,027,914	0.25
KazMunayGas National Co. JSC, 3.500%, 04/14/2033		1,091,000	1,128,378	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Kazakhstan (continued)
KazMunayGas National Co. JSC, 6.375%, 10/24/2048		2,238,000	$2,875,964	0.23
			17,671,222	1.44
Kenya (Cost $3,550,509)
Kenya (Rep of), 8.000%, 05/22/2032		1,790,000	1,944,262	0.16
Kenya (Rep of), 6.300%, 01/23/2034		1,650,000	1,606,176	0.13
			3,550,438	0.29
Lebanon (Cost $34,191,474)
Lebanon (Rep of), 6.375%, 03/09/2020[7,8]		4,895,000	735,229	0.06
Lebanon (Rep of), 5.800%, 04/14/2020[7,8]		3,619,000	543,574	0.04
Lebanon (Rep of), 6.150%, 06/19/2020[7,8]		6,547,000	983,359	0.08
Lebanon (Rep of), 8.250%, 04/12/2021[7,8]		9,755,000	1,465,201	0.12
Lebanon (Rep of), 6.100%, 10/04/2022[7]		10,665,000	1,601,883	0.13
Lebanon (Rep of), 6.000%, 01/27/2023[7]		1,000	150	—
Lebanon (Rep of), 6.600%, 11/27/2026[7]		2,059,000	308,850	0.03
Lebanon (Rep of), 6.850%, 03/23/2027[7]		4,094,000	614,100	0.05
Lebanon (Rep of), 7.000%, 03/23/2032[7]		3,055,000	458,250	0.04
Lebanon (Rep of), 7.050%, 11/02/2035[7]		244,000	36,356	—
Lebanon (Rep of), 7.250%, 03/23/2037[7]		2,067,000	327,082	0.03
			7,074,034	0.58
Malaysia (Cost $24,769,053)
Malaysia (Rep of), 3.757%, 04/20/2023	MYR	13,454,000	3,316,737	0.27
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	2,488,000	624,578	0.05
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	11,861,000	2,773,965	0.23
Malaysia (Rep of), 4.254%, 05/31/2035	MYR	5,695,000	1,401,429	0.11
Malaysia (Rep of), 4.893%, 06/08/2038	MYR	1,707,000	444,815	0.04
Malaysia (Rep of), 3.757%, 05/22/2040	MYR	2,004,000	455,297	0.04
Malaysia (Rep of), 4.935%, 09/30/2043	MYR	747,000	193,052	0.02
Malaysia (Rep of), 4.921%, 07/06/2048	MYR	1,743,000	446,892	0.04
Malaysia (Rep of), 4.065%, 06/15/2050	MYR	4,456,000	1,020,188	0.08
Petronas Capital Ltd., 2.480%, 01/28/2032		2,020,000	1,996,186	0.16
Petronas Capital Ltd., 4.550%, 04/21/2050		4,598,000	5,684,321	0.46
Petronas Capital Ltd., 4.800%, 04/21/2060		1,568,000	2,050,230	0.17
Petronas Capital Ltd., 3.404%, 04/28/2061		3,160,000	3,196,267	0.26
			23,603,957	1.93
Mexico (Cost $75,661,361)
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.470%), 7.500%, 06/27/2029[3]		810,000	886,950	0.07
Braskem Idesa S.A.P.I., 7.450%, 11/15/2029		5,255,000	5,575,266	0.46
Braskem Idesa S.A.P.I., 6.990%, 02/20/2032[6]		1,700,000	1,740,111	0.14
Comision Federal de Electricidad, 4.875%, 01/15/2024		2,153,000	2,295,658	0.19
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	24,850,000	1,141,232	0.09
Comision Federal de Electricidad, 3.875%, 07/26/2033[6]		1,806,000	1,738,275	0.14
Comision Federal de Electricidad, 5.750%, 02/14/2042		2,817,000	3,028,303	0.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Mexico (continued)
Mexican Bonos, 10.000%, 12/05/2024	MXN	208,270,000	$10,923,958	0.89
Mexican Bonos, 8.500%, 11/18/2038	MXN	68,790,000	3,522,196	0.29
Mexico (Rep of), 2.659%, 05/24/2031		1,512,000	1,459,231	0.12
Mexico (Rep of), 6.050%, 01/11/2040		978,000	1,218,656	0.10
Mexico (Rep of), 4.750%, 03/08/2044		922,000	1,007,451	0.08
Mexico (Rep of), 5.550%, 01/21/2045		1,724,000	2,057,922	0.17
Mexico (Rep of), 3.771%, 05/24/2061		7,976,000	7,343,902	0.60
Mexico (Rep of), 3.750%, 04/19/2071		4,640,000	4,160,734	0.34
Mexico (Rep of), 5.750%, 10/12/2110		1,804,000	2,085,785	0.17
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	44,460,000	2,055,652	0.17
Petroleos Mexicanos, 6.750%, 09/21/2047		8,036,000	7,107,842	0.58
Petroleos Mexicanos, 6.350%, 02/12/2048		2,740,000	2,335,850	0.19
Petroleos Mexicanos, 7.690%, 01/23/2050		8,094,000	7,729,770	0.63
Petroleos Mexicanos, 6.950%, 01/28/2060		7,740,000	6,865,070	0.56
			76,279,814	6.23
Mongolia (Cost $3,483,236)
Development Bank of Mongolia LLC, 7.250%, 10/23/2023		870,000	922,284	0.08
Mongolia (Rep of), 5.625%, 05/01/2023		603,000	628,580	0.05
Mongolia (Rep of), 5.125%, 04/07/2026		711,000	737,417	0.06
Mongolia (Rep of), 4.450%, 07/07/2031		967,000	922,246	0.08
Mongolian Mining Corp., 2.120%, 10/01/2021[5,11]		992,986	426,984	0.03
			3,637,511	0.30
Morocco (Cost $4,118,075)
Morocco (Rep of), 4.250%, 12/11/2022		2,285,000	2,355,652	0.19
Morocco (Rep of), 5.500%, 12/11/2042		933,000	1,032,029	0.09
Morocco (Rep of), 4.000%, 12/15/2050		810,000	728,133	0.06
			4,115,814	0.34
Nigeria (Cost $11,716,968)
Nigeria (Rep of), 6.500%, 11/28/2027		1,326,000	1,353,661	0.11
Nigeria (Rep of), 7.375%, 09/28/2033[6]		2,913,000	2,883,870	0.24
Nigeria (Rep of), 7.696%, 02/23/2038		2,033,000	1,961,845	0.16
Nigeria (Rep of), 7.625%, 11/28/2047		2,280,000	2,126,009	0.17
Nigeria (Rep of), 9.248%, 01/21/2049		1,080,000	1,146,895	0.09
Nigeria (Rep of), 8.250%, 09/28/2051[6]		2,047,000	2,011,382	0.17
			11,483,662	0.94
Oman (Cost $16,840,841)
Oman (Rep of), 4.750%, 06/15/2026		1,096,000	1,125,923	0.09
Oman (Rep of), 6.750%, 10/28/2027		1,564,000	1,749,756	0.14
Oman (Rep of), 6.000%, 08/01/2029		1,692,000	1,812,907	0.15
Oman (Rep of), 6.250%, 01/25/2031		850,000	919,063	0.07
Oman (Rep of), 6.500%, 03/08/2047		7,277,000	7,179,022	0.59
Oman (Rep of), 6.750%, 01/17/2048		3,044,000	3,074,318	0.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Oman (continued)
Oman (Rep of), 7.000%, 01/25/2051		1,890,000	$1,968,511	0.16
			17,829,500	1.45

Pakistan (Cost $20,932,500)
Pakistan (Rep of), 8.250%, 04/15/2024[9]		5,330,000	5,689,775	0.47
Pakistan (Rep of), 8.250%, 09/30/2025		1,394,000	1,514,233	0.12
Pakistan (Rep of), 6.875%, 12/05/2027		3,037,000	3,102,089	0.25
Pakistan (Rep of), 7.375%, 04/08/2031		5,230,000	5,308,345	0.43
Pakistan (Rep of), 8.875%, 04/08/2051		2,205,000	2,214,834	0.18
Pakistan Water & Power Development Authority, 7.500%, 06/04/2031		1,561,000	1,531,731	0.13
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		1,986,000	2,030,161	0.17
			21,391,168	1.75
Panama (Cost $12,952,996)
Panama (Rep of), 4.000%, 09/22/2024		1,070,000	1,140,973	0.09
Panama (Rep of), 7.125%, 01/29/2026		609,000	739,716	0.06
Panama (Rep of), 8.875%, 09/30/2027		1,387,000	1,883,310	0.16
Panama (Rep of), 9.375%, 04/01/2029		1,352,000	1,958,088	0.16
Panama (Rep of), 6.700%, 01/26/2036		2,729,000	3,640,514	0.30
Panama (Rep of), 4.500%, 05/15/2047		1,120,000	1,238,451	0.10
Panama (Rep of), 4.300%, 04/29/2053		2,651,000	2,840,255	0.23
			13,441,307	1.10
Paraguay (Cost $2,878,471)
Paraguay (Rep of), 4.700%, 03/27/2027		1,046,000	1,150,600	0.09
Paraguay (Rep of), 5.400%, 03/30/2050		1,490,000	1,679,975	0.14
			2,830,575	0.23
Peru (Cost $34,802,662)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	5,140,000	1,315,528	0.11
Peru (Rep of), 7.350%, 07/21/2025		2,964,000	3,558,993	0.29
Peru (Rep of), 6.950%, 08/12/2031	PEN	16,512,000	4,472,661	0.36
Peru (Rep of), 8.750%, 11/21/2033		4,870,000	7,544,117	0.62
Peru (Rep of), 5.400%, 08/12/2034	PEN	10,341,000	2,363,130	0.19
Peru (Rep of), 6.900%, 08/12/2037	PEN	1,239,000	314,027	0.02
Peru (Rep of), 5.350%, 08/12/2040	PEN	4,659,000	986,122	0.08
Peru (Rep of), 5.625%, 11/18/2050		2,391,000	3,254,534	0.27
Peru (Rep of), 2.780%, 12/01/2060		3,003,000	2,585,012	0.21
Peru (Rep of), 3.230%, 07/28/2121		1,006,000	850,523	0.07
Peru LNG S.R.L., 5.375%, 03/22/2030		2,020,000	1,711,697	0.14
Petroleos del Peru S.A., 5.625%, 06/19/2047[6]		1,760,000	1,786,400	0.15
Petroleos del Peru S.A., 5.625%, 06/19/2047		1,978,000	2,007,670	0.16
			32,750,414	2.67
Philippines (Cost $16,528,102)
Philippines (Rep of), 3.900%, 11/26/2022	PHP	35,000,000	696,023	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Philippines (continued)
Philippines (Rep of), 10.625%, 03/16/2025		1,330,000	$1,731,230	0.14
Philippines (Rep of), 9.500%, 02/02/2030		2,862,000	4,424,457	0.36
Philippines (Rep of), 7.750%, 01/14/2031		1,428,000	2,051,811	0.17
Philippines (Rep of), 6.375%, 10/23/2034		2,058,000	2,829,218	0.23
Philippines (Rep of), 6.250%, 01/14/2036	PHP	58,000,000	1,334,892	0.11
Philippines (Rep of), 3.950%, 01/20/2040		2,474,000	2,737,903	0.22
Philippines (Rep of), 2.950%, 05/05/2045		991,000	965,493	0.08
			16,771,027	1.37
Qatar (Cost $19,976,857)
Qatar (Rep of), 3.250%, 06/02/2026		3,817,000	4,084,190	0.33
Qatar (Rep of), 4.817%, 03/14/2049		5,609,000	7,210,930	0.59
Qatar (Rep of), 4.400%, 04/16/2050		1,130,000	1,377,233	0.11
Qatar Energy, 3.125%, 07/12/2041		7,513,000	7,582,060	0.62
			20,254,413	1.65
Romania (Cost $24,560,542)
Romania (Rep of), 6.750%, 02/07/2022		2,250,000	2,284,700	0.19
Romania (Rep of), 4.375%, 08/22/2023		4,192,000	4,433,082	0.36
Romania (Rep of), 5.800%, 07/26/2027	RON	16,130,000	3,974,711	0.33
Romania (Rep of), 3.624%, 05/26/2030	EUR	1,150,000	1,464,722	0.12
Romania (Rep of), 4.150%, 10/24/2030	RON	6,725,000	1,482,623	0.12
Romania (Rep of), 3.000%, 02/14/2031		700,000	703,994	0.06
Romania (Rep of), 6.125%, 01/22/2044		558,000	726,324	0.06
Romania (Rep of), 3.375%, 01/28/2050	EUR	2,981,000	3,346,962	0.27
Romania (Rep of), 4.000%, 02/14/2051		5,762,000	5,795,996	0.47
			24,213,114	1.98
Russian Federation (Cost $31,769,763)
Russian Federal Bond - OFZ, 7.400%, 07/17/2024	RUB	162,465,000	2,243,943	0.18
Russian Federal Bond - OFZ, 7.150%, 11/12/2025	RUB	86,768,000	1,178,660	0.10
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	96,183,000	1,332,771	0.11
Russian Federal Bond - OFZ, 7.950%, 10/07/2026	RUB	71,230,000	995,619	0.08
Russian Federal Bond - OFZ, 7.050%, 01/19/2028	RUB	259,680,000	3,469,176	0.28
Russian Federal Bond - OFZ, 6.900%, 05/23/2029	RUB	397,610,000	5,240,505	0.43
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	333,155,000	4,846,472	0.40
Russian Federal Bond - OFZ, 7.250%, 05/10/2034	RUB	44,033,000	585,349	0.05
Russian Federal Bond - OFZ, 7.700%, 03/16/2039	RUB	12,450,000	171,005	0.01
Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027		1,600,000	1,772,445	0.14
Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029		3,000,000	3,380,760	0.28
Russian Foreign Bond - Eurobond, 5.250%, 06/23/2047		5,000,000	6,364,500	0.52
			31,581,205	2.58
Saudi Arabia (Cost $19,010,582)
Saudi (Rep of), 4.625%, 10/04/2047		1,226,000	1,442,082	0.12
Saudi (Rep of), 5.000%, 04/17/2049		4,411,000	5,497,597	0.45
Saudi (Rep of), 5.250%, 01/16/2050[9]		3,599,000	4,659,280	0.38

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Saudi Arabia (continued)
Saudi (Rep of), 3.750%, 01/21/2055		3,057,000	$3,195,604	0.26
Saudi (Rep of), 4.500%, 04/22/2060		2,438,000	2,913,898	0.24
Saudi (Rep of), 3.450%, 02/02/2061		2,010,000	1,981,253	0.16
			19,689,714	1.61
South Africa (Cost $50,089,052)
Eskom Holdings SOC Ltd., 7.125%, 02/11/2025		819,000	851,760	0.07
South Africa (Rep of), 5.875%, 05/30/2022		1,182,000	1,215,108	0.10
South Africa (Rep of), 4.300%, 10/12/2028		4,729,000	4,764,467	0.39
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	101,543,000	6,032,086	0.49
South Africa (Rep of), 5.875%, 06/22/2030[9]		957,000	1,050,346	0.09
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	311,820,200	17,892,727	1.46
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	47,859,000	2,764,642	0.22
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	72,556,000	3,951,986	0.32
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	29,264,000	1,631,675	0.13
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	3,000	162	—
South Africa (Rep of), 5.000%, 10/12/2046		867,000	769,462	0.06
South Africa (Rep of), 5.650%, 09/27/2047		3,468,000	3,282,115	0.27
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	7,000	376	—
South Africa (Rep of), 5.750%, 09/30/2049		4,702,000	4,485,614	0.37
			48,692,526	3.97
Sri Lanka (Cost $5,721,419)
Sri Lanka (Rep of), 6.750%, 04/18/2028		710,000	442,678	0.04
Sri Lanka (Rep of), 7.850%, 03/14/2029		2,928,000	1,836,764	0.15
Sri Lanka (Rep of), 7.550%, 03/28/2030		2,448,000	1,525,985	0.12
			3,805,427	0.31
Thailand (Cost $7,317,391)
Thailand (Rep of), 1.585%, 12/17/2035	THB	36,900,000	995,205	0.08
Thailand (Rep of), 3.400%, 06/17/2036	THB	49,121,000	1,624,414	0.13
Thailand (Rep of), 3.300%, 06/17/2038	THB	79,504,000	2,605,322	0.22
Thailand (Rep of), 2.000%, 06/17/2042	THB	44,923,000	1,203,395	0.10
Thailand (Rep of), 2.875%, 06/17/2046	THB	4,854,000	148,969	0.01
Thailand (Rep of), 3.600%, 06/17/2067	THB	18,378,000	625,273	0.05
			7,202,578	0.59
Turkey (Cost $27,417,542)
Turkey (Rep of), 10.700%, 08/17/2022	TRY	5,012,000	498,643	0.04
Turkey (Rep of), 3.250%, 03/23/2023		1,300,000	1,288,578	0.11
Turkey (Rep of), 7.250%, 12/23/2023		486,000	513,455	0.04
Turkey (Rep of), 5.750%, 03/22/2024		1,930,000	1,962,617	0.16
Turkey (Rep of), 6.350%, 08/10/2024		965,000	992,020	0.08
Turkey (Rep of), 5.600%, 11/14/2024		958,000	964,526	0.08
Turkey (Rep of), 4.250%, 03/13/2025		698,000	672,127	0.05
Turkey (Rep of), 10.600%, 02/11/2026	TRY	6,075,000	485,924	0.04
Turkey (Rep of), 6.000%, 03/25/2027		1,242,000	1,225,233	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Turkey (continued)
Turkey (Rep of), 10.500%, 08/11/2027	TRY	5,956,000	$436,137	0.04
Turkey (Rep of), 6.125%, 10/24/2028		936,000	916,812	0.07
Turkey (Rep of), 11.700%, 11/13/2030	TRY	9,460,000	676,979	0.06
Turkey (Rep of), 5.875%, 06/26/2031		3,886,000	3,600,130	0.29
Turkey (Rep of), 6.500%, 09/20/2033		2,163,000	2,054,850	0.17
Turkey (Rep of), 6.875%, 03/17/2036		880,000	850,295	0.07
Turkey (Rep of), 6.000%, 01/14/2041		765,000	659,660	0.05
Turkey (Rep of), 4.875%, 04/16/2043		4,212,000	3,269,691	0.27
Turkey (Rep of), 5.750%, 05/11/2047		4,748,000	3,905,230	0.32
			24,972,907	2.04
Ukraine (Cost $36,342,060)
Metinvest B.V., 7.650%, 10/01/2027		4,200,000	4,605,300	0.38
Metinvest B.V., 7.750%, 10/17/2029		1,815,000	1,973,268	0.16
Ukraine (Rep of), 17.250%, 01/05/2022	UAH	5,208,000	200,741	0.02
Ukraine (Rep of), 17.000%, 05/11/2022	UAH	8,814,000	345,259	0.03
Ukraine (Rep of), 7.750%, 09/01/2023		2,980,000	3,173,765	0.26
Ukraine (Rep of), 8.994%, 02/01/2024		806,000	880,555	0.07
Ukraine (Rep of), 7.750%, 09/01/2024		1,190,000	1,282,239	0.10
Ukraine (Rep of), 15.840%, 02/26/2025	UAH	35,105,000	1,433,336	0.12
Ukraine (Rep of), 7.750%, 09/01/2025		3,089,000	3,332,574	0.27
Ukraine (Rep of), 7.750%, 09/01/2026		2,843,000	3,064,197	0.25
Ukraine (Rep of), 9.750%, 11/01/2028		2,255,000	2,617,153	0.21
Ukraine (Rep of), 6.876%, 05/21/2029		2,052,000	2,090,126	0.17
Ukraine (Rep of), 7.375%, 09/25/2032		10,801,000	11,108,612	0.91
Ukraine (Rep of), 7.253%, 03/15/2033		2,669,000	2,716,610	0.22
			38,823,735	3.17
United Arab Emirates (Cost $11,040,492)
Abu Dhabi (Gov’t of), 3.125%, 09/30/2049		3,280,000	3,303,354	0.27
Abu Dhabi (Gov’t of), 3.875%, 04/16/2050		3,583,000	4,110,632	0.34
DP World Crescent Ltd., 3.875%, 07/18/2029		1,491,000	1,584,757	0.13
DP World Crescent Ltd., 3.750%, 01/30/2030		1,524,000	1,608,125	0.13
			10,606,868	0.87
Uruguay (Cost $24,952,310)
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	46,011,000	1,078,570	0.09
Uruguay (Rep of), 4.375%, 12/15/2028	UYU	8,870,757	520,644	0.04
Uruguay (Rep of), 8.250%, 05/21/2031	UYU	155,806,464	3,500,313	0.29
Uruguay (Rep of), 7.875%, 01/15/2033		2,586,000	3,818,255	0.31
Uruguay (Rep of), 7.625%, 03/21/2036		2,214,000	3,326,314	0.27
Uruguay (Rep of), 3.875%, 07/02/2040	UYU	136,436,000	3,848,516	0.31
Uruguay (Rep of), 4.125%, 11/20/2045		1,714,235	2,016,489	0.17
Uruguay (Rep of), 5.100%, 06/18/2050		2,035,674	2,649,287	0.22
Uruguay (Rep of), 4.975%, 04/20/2055		4,338,300	5,551,028	0.45
			26,309,416	2.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Venezuela (Cost $49,980,027)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[7,8]		28,100,000	$7,544,850	0.62
Petroleos de Venezuela S.A., 9.000%, 11/17/2021[7]		3,789,076	189,454	0.01
Petroleos de Venezuela S.A., 12.750%, 02/17/2022[7]		1,695,000	84,818	0.01
Petroleos de Venezuela S.A., 5.375%, 04/12/2027[7]		1,590,000	79,500	0.01
Petroleos de Venezuela S.A., 9.750%, 05/17/2035[7]		5,253,147	262,657	0.02
Venezuela (Rep of), 7.750%, 10/13/2019[7,8]		1,638,000	157,739	0.01
Venezuela (Rep of), 12.750%, 08/23/2022[7]		3,246,000	312,590	0.03
Venezuela (Rep of), 9.000%, 05/07/2023[7]		1,407,000	135,494	0.01
Venezuela (Rep of), 8.250%, 10/13/2024[7]		3,213,200	309,431	0.02
Venezuela (Rep of), 11.750%, 10/21/2026[7]		12,976,000	1,249,589	0.10
Venezuela (Rep of), 9.250%, 09/15/2027[7]		3,647,000	351,206	0.03
Venezuela (Rep of), 9.250%, 05/07/2028[7]		2,317,000	223,127	0.02
Venezuela (Rep of), 11.950%, 08/05/2031[7]		21,478,800	2,068,409	0.17
			12,968,864	1.06
Vietnam (Cost $2,755,091)
Vietnam (Rep of), 4.800%, 11/19/2024		2,691,000	2,952,713	0.24
			2,952,713	0.24
Zambia (Cost $11,326,857)
First Quantum Minerals Ltd., 7.250%, 04/01/2023		3,825,000	3,894,615	0.32
First Quantum Minerals Ltd., 7.500%, 04/01/2025		5,000,000	5,175,000	0.42
Zambia (Rep of), 8.970%, 07/30/2027		3,524,000	2,761,089	0.23
			11,830,704	0.97

Total Debt Securities (Cost $1,317,020,599)			1,151,535,902	94.00

Bank Loans

Brazil (Cost $6,459,375)
Samarco Mineracao S.A., 0.930%, 09/09/2018[8,12]		13,250,000	7,950,000	0.65
			7,950,000	0.65

Total Bank Loans (Cost $6,459,375)			7,950,000	0.65

Credit Linked Notes

Indonesia (Cost $8,051,478)
Indonesia (Rep of), Issued by JPMorgan Chase Bank N.A., 7.500%, 08/17/2032[6]	IDR	52,371,000,000	3,978,022	0.32
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/19/2024[6]	IDR	6,958,000,000	537,147	0.04
Indonesia (Rep of), Issued by Standard Chartered, 8.125%, 05/17/2024[6]	IDR	5,702,000,000	440,102	0.04
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/17/2025[6]	IDR	3,602,000,000	308,563	0.03
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/24/2027[6]	IDR	10,298,000,000	779,959	0.06
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/20/2029[6]	IDR	11,300,000,000	933,626	0.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/19/2030[6]	IDR	8,356,000,000	$760,938	0.06
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/17/2034[6]	IDR	13,035,000,000	1,041,915	0.09
			8,780,272	0.72

Total Credit Linked Notes (Cost $8,051,478)			8,780,272	0.72

Total Investments in Securities (Cost $1,331,531,452)			1,168,266,174	95.37

	Currency	Principal Amount	Value	% of Net Assets
Reverse Repurchase Agreements

Barclays, 0.000%, Open Reverse Repurchase Agreement dated 08/23/2021, Perpetual		(795,425)	$(795,425)	(0.06)
ING, 0.350%, Open Reverse Repurchase Agreement dated 08/23/2021 to be repurchased on 11/04/2021		(4,183,200)	(4,183,200)	(0.34)
JP Morgan, 0.250%, Open Reverse Repurchase Agreement dated 10/06/2021, Perpetual		(453,742)	(453,742)	(0.04)
JP Morgan, 0.350%, Open Reverse Repurchase Agreement dated 10/07/2021, Perpetual		(981,240)	(981,240)	(0.08)
Total Reverse Repurchase Agreements			(6,413,607)	(0.52)

Total Investments (Total Cost $1,325,117,845)			1,161,852,567	94.85

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			63,116,133	5.15

Net Assets			$1,224,968,700	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Step coupon bond. Rate as of October 31, 2021 is disclosed.
[3]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[4]	Zero coupon bond.
[5]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
[6]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[7]	Issuer has defaulted on terms of debt obligation.
[8]	Maturity has been extended under the terms of a plan of reorganization.
[9]	All or a portion of security is held as collateral for reverse repurchase agreements.
[10]	Security has been deemed worthless and is a Level 3 investment.
[11]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.
[12]	Security is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

At October 31, 2021, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2021	Deutsche Bank	Indian Rupee	29,198,705	United States Dollar	387,590	$513
12/02/2021	HSBC Bank	Malaysian Ringgit	2,057,733	United States Dollar	495,159	1,075
12/02/2021	Credit Suisse	United States Dollar	8,000,716	Colombian Peso	30,325,913,164	1,134
12/02/2021	Barclays	United States Dollar	689,390	Singapore Dollar	926,423	2,479
12/10/2021	Standard Chartered	Thai Baht	44,041,479	United States Dollar	1,323,000	3,551
12/10/2021	UBS	United States Dollar	502,077	Romanian Leu	2,138,445	3,559
12/15/2021	Deutsche Bank	United States Dollar	16,440,106	Euro	14,213,358	4,068
12/15/2021	BNP Paribas	United States Dollar	1,072,571	Mexican Peso	22,330,148	4,015
01/12/2022	Standard Chartered	Malaysian Ringgit	7,743,000	United States Dollar	1,854,896	7,721
01/12/2022	HSBC Bank	Thai Baht	46,786,395	United States Dollar	1,401,000	8,568
01/12/2022	Credit Suisse	United States Dollar	2,790,000	Brazilian Real	15,820,137	4,977
01/12/2022	Deutsche Bank	United States Dollar	1,329,281	Indonesian Rupiah	19,012,700,000	7,594
01/31/2022	Merrill Lynch	Chilean Peso	4,206,008,708	United States Dollar	5,052,263	59,590
01/31/2022	Barclays	Chinese Offshore Yuan	52,238,800	United States Dollar	8,027,846	118,565
01/31/2022	Deutsche Bank	Hungarian Forint	1,843,043,276	United States Dollar	5,860,365	25,163
01/31/2022	Merrill Lynch	Israeli Shekel	11,990,515	United States Dollar	3,718,162	71,568
01/31/2022	Standard Chartered	Philippine Peso	209,414,638	United States Dollar	4,086,618	31,875
01/31/2022	Merrill Lynch	Russian Ruble	286,046,828	United States Dollar	3,855,250	153,332
01/31/2022	Barclays	Thai Baht	121,340,000	United States Dollar	3,629,131	26,473
01/31/2022	Deutsche Bank	Thai Baht	505,596,321	United States Dollar	15,188,015	42,404
01/31/2022	Merrill Lynch	Thai Baht	93,476,291	United States Dollar	2,794,341	21,889
01/31/2022	Standard Chartered	Thai Baht	128,920,000	United States Dollar	3,854,595	29,371
01/31/2022	Credit Suisse	United States Dollar	3,834,800	Brazilian Real	21,206,061	79,639
01/31/2022	Deutsche Bank	United States Dollar	5,870,200	Brazilian Real	32,713,958	97,166
01/31/2022	Deutsche Bank	United States Dollar	4,192,554	Chinese Offshore Yuan	26,790,000	14,771
01/31/2022	BNP Paribas	United States Dollar	702,660	Indian Rupee	51,804,311	14,089
01/31/2022	Barclays	United States Dollar	2,541,331	Mexican Peso	52,407,336	33,505
01/31/2022	Barclays	United States Dollar	2,720,710	Russian Ruble	190,101,721	56,676
01/31/2022	Barclays	United States Dollar	6,906,256	South African Rand	105,332,835	76,151
02/09/2022	ANZ	Singapore Dollar	29,024,284	United States Dollar	21,348,056	172,455
02/09/2022	HSBC Bank	United States Dollar	50,704,860	Chinese Offshore Yuan	324,029,408	173,901
02/10/2022	HSBC Bank	Chinese Offshore Yuan	60,838,521	United States Dollar	9,306,938	180,562
02/10/2022	Deutsche Bank	United States Dollar	5,255,000	Brazilian Real	28,639,750	183,483
02/10/2022	Barclays	United States Dollar	5,723,305	South African Rand	85,627,507	191,563
02/28/2022	BNP Paribas	Chinese Offshore Yuan	398,813,694	United States Dollar	61,257,940	935,299
02/28/2022	Deutsche Bank	Korean Won	29,993,568,007	United States Dollar	25,270,297	224,056
02/28/2022	Barclays	Russian Ruble	902,983,883	United States Dollar	12,035,372	450,262
02/28/2022	Merrill Lynch	Russian Ruble	902,983,883	United States Dollar	12,258,476	395,694
02/28/2022	BNP Paribas	United States Dollar	44,792,665	Brazilian Real	250,131,202	758,832

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/ (Loss)
02/28/2022	JP Morgan	United States Dollar	35,128,875	Brazilian Real	188,554,236	$ 1,739,759

Subtotal Appreciation						6,407,347

11/03/2021	BNP Paribas	Brazilian Real	250,131,202	United States Dollar	45,032,172	(739,030)
11/03/2021	Barclays	Czech Koruna	231,740,043	United States Dollar	10,647,616	(226,465)
11/03/2021	BNP Paribas	Hungarian Forint	2,754,434,317	United States Dollar	9,282,628	(469,813)
11/03/2021	BNP Paribas	Mexican Peso	660,028,280	United States Dollar	31,788,676	(204,619)
11/03/2021	Barclays	Taiwan Dollar	478,967,023	United States Dollar	17,439,178	(194,833)
11/03/2021	Merrill Lynch	Turkish Lira	61,053,954	United States Dollar	6,791,319	(531,269)
11/10/2021	HSBC Bank	Chinese Offshore Yuan	324,029,408	United States Dollar	50,323,721	(194,761)
11/10/2021	HSBC Bank	Czech Koruna	152,476,741	United States Dollar	7,021,886	(180,740)
11/10/2021	Merrill Lynch	Czech Koruna	257,084,607	United States Dollar	11,612,033	(100,189)
11/10/2021	BNP Paribas	Polish Zloty	39,176,985	United States Dollar	9,929,410	(132,806)
11/10/2021	Deutsche Bank	Polish Zloty	71,175,750	United States Dollar	17,949,370	(175,279)
11/10/2021	HSBC Bank	Polish Zloty	39,176,985	United States Dollar	9,977,635	(181,031)
11/10/2021	Merrill Lynch	Romanian Leu	31,180,897	United States Dollar	7,399,359	(130,408)
11/10/2021	Barclays	Turkish Lira	59,118,310	United States Dollar	6,149,759	(88,177)
11/10/2021	Barclays	United States Dollar	5,275,000	Chinese Offshore Yuan	34,488,361	(103,308)
11/10/2021	BNP Paribas	United States Dollar	6,018,000	Chinese Offshore Yuan	39,382,093	(123,464)
11/10/2021	HSBC Bank	United States Dollar	6,007,000	Chinese Offshore Yuan	39,306,504	(122,676)
11/10/2021	State Street	United States Dollar	3,090,920	Chinese Offshore Yuan	20,224,800	(63,049)
11/17/2021	Merrill Lynch	Indian Rupee	1,579,257,439	United States Dollar	21,030,828	(39,694)
11/17/2021	Merrill Lynch	Peruvian Nuevo Sol	18,616,198	United States Dollar	4,693,356	(47,898)
11/17/2021	Deutsche Bank	United States Dollar	5,765,000	Chilean Peso	4,769,961,000	(32,263)
11/29/2021	HSBC Bank	United States Dollar	2,059,320	Chinese Offshore Yuan	13,371,995	(25,984)
11/30/2021	Deutsche Bank	Brazilian Real	1,746,459	United States Dollar	316,590	(7,328)
11/30/2021	Deutsche Bank	Chinese Offshore Yuan	26,790,000	United States Dollar	4,161,166	(16,619)
11/30/2021	HSBC Bank	Euro	1,200,000	United States Dollar	1,396,606	(8,951)
11/30/2021	UBS	Euro	235,048	United States Dollar	272,961	(1,156)
11/30/2021	Deutsche Bank	Indonesian Rupiah	66,746,070,000	United States Dollar	4,682,565	(21,877)
11/30/2021	Standard Chartered	Indonesian Rupiah	37,933,487,955	United States Dollar	2,658,827	(18,922)
11/30/2021	Barclays	South African Rand	46,989,520	United States Dollar	3,072,172	(25,227)
11/30/2021	Standard Chartered	South African Rand	12,862,700	United States Dollar	835,003	(4,042)
11/30/2021	Standard Chartered	United States Dollar	2,216,000	Chinese Offshore Yuan	14,297,854	(13,687)
11/30/2021	HSBC Bank	United States Dollar	1,305,780	Indonesian Rupiah	19,012,700,000	(32,999)
11/30/2021	JP Morgan	United States Dollar	3,709,247	Indonesian Rupiah	53,652,804,353	(37,476)
11/30/2021	Standard Chartered	United States Dollar	541,770	Singapore Dollar	738,675	(5,932)
01/31/2022	BNP Paribas	Russian Ruble	36,259,800	United States Dollar	503,380	(2,013)
02/28/2022	Barclays	Russian Ruble	484,030,858	United States Dollar	6,683,017	(32,190)
02/28/2022	Deutsche Bank	Russian Ruble	644,764,342	United States Dollar	8,956,615	(97,230)
02/28/2022	HSBC Bank	Russian Ruble	644,764,342	United States Dollar	8,979,442	(120,057)

Subtotal Depreciation						(4,553,462)

Total						$ 1,853,885

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

At October 31, 2021, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty
Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	10.950% (Receive at Maturity)	BRL	83,521,119	1/2/2025	$(418,433)	$155,023	BNP Paribas
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.580% (Receive Quarterly)	CNY	39,814,000	3/18/2025	10,284	(1,287)	JP Morgan
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.582% (Receive Quarterly)	CNY	20,884,000	3/18/2025	5,567	(675)	HSBC Bank
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.575% (Receive Quarterly)	CNY	41,598,000	3/18/2025	9,667	(1,345)	JP Morgan
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.325% (Receive Quarterly)	CNY	93,220,000	9/16/2025	(133,529)	(3,398)	Merrill Lynch
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.535% (Receive Quarterly)	CNY	19,040,000	9/16/2025	(3,684)	(695)	Merrill Lynch

					$(530,128)	$147,623

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$233,894,529	$—	$233,894,529
Corporate Convertible Bonds	—	886,950	—	886,950
Financial Certificates	—	1,608,125	—	1,608,125
Government Agencies	—	58,960,591	—	58,960,591
Government Bonds	—	840,483,635	—	840,483,635
Index Linked Government Bonds	—	7,708,460	—	7,708,460
Short Term Bills and Notes	—	7,993,612	—	7,993,612
Total Debt Securities	—	1,151,535,902	—	1,151,535,902

Bank Loans
Brazil	—	—	7,950,000	7,950,000
Credit Linked Notes
Indonesia	—	8,780,272	—	8,780,272

Total Investments	$—	$1,160,316,174	$7,950,000	$1,168,266,174

Investments
Liabilities:
Reverse Repurchase Agreements	—	(6,413,607)	—	(6,413,607)

Total Investments	$—	$(6,413,607)	$—	$(6,413,607)

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$6,407,347	$—	$6,407,347
Centrally Cleared Swap Contracts†	—	25,518	—	25,518
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(4,553,462)	—	(4,553,462)
Centrally Cleared Swap Contracts†	—	(555,646)	—	(555,646)

Total Other Financial Instruments	$—	$1,323,757	$—	$1,323,757

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2021:

Category and Subcategory	Beginning Balance at 10/31/2020	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2021	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2021

Investments, at value
Bank Loans
Brazil	$5,962,500	$—	$—	$—	$—	$1,987,500	$—	$—	$7,950,000	$1,987,500
Ukraine	11,952,243	54,712	4,947,599	(17,020,572)	181,887	(115,869)	—	—	—	—
Common Stocks
Russian Federation	23,119	—	—	(42,035)	(88,273)	107,189	—	—	—	—

Total	$17,937,862	$54,712	$4,947,599	$(17,062,607)	$93,614	$1,978,820	$—	$—	$7,950,000	$1,987,500

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2021:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at	Valuation	Unobservable
	10/31/2021	Technique	Input
Bank Loans	$7,950,000	Broker Quote	Inputs to broker model

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2021:

	Derivatives Not Accounted for as
	Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Swap Contracts	$—	$25,518	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	6,407,347	—

	$6,407,347	$25,518

Liabilities:
Unrealized Depreciation on Centrally Cleared Swap Contracts	$—	$(555,646	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(4,553,462)	—

	$(4,553,462)	$(555,646)

†	Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$11,582,615	$—
Net Realized Loss on Interest Rate Swap Contracts	—	(521,735)

	$11,582,615	$(521,735)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 2,235,371	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(512,209)

	$ 2,235,371	$(512,209)

*See note 10 in the Notes to the Financial Statements for the additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $1,779,679)
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2023[2]	BRL	3,000,000	$436,926	5.51
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2024[2]	BRL	1,900,000	261,100	3.30
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2025[2]	BRL	1,000,000	122,257	1.54
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2023	BRL	336,000	58,029	0.73
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	1,176,000	196,848	2.48
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	749,000	121,993	1.54
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	750,000	120,518	1.52
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2031	BRL	420,000	65,798	0.83
			1,383,469	17.45

Chile (Cost $155,315)
Bonos de la Tesoreria de la Republica, 1.500%, 03/01/2026	CLP	1,000	36,444	0.46
Bonos de la Tesoreria de la Republica, 1.900%, 09/01/2030	CLP	500	17,755	0.22
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 10/01/2028[3]	CLP	60,000,000	69,600	0.88
			123,799	1.56

China (Cost $352,625)
China (Rep of), 1.990%, 04/09/2025	CNY	700,000	106,584	1.34
China (Rep of), 2.850%, 06/04/2027	CNY	710,000	110,628	1.40
China (Rep of), 2.680%, 05/21/2030	CNY	410,000	62,131	0.78
China (Rep of), 3.720%, 04/12/2051	CNY	620,000	100,646	1.27
			379,989	4.79

Colombia (Cost $410,717)
Colombian TES, 6.250%, 11/26/2025	COP	427,500,000	111,033	1.40
Colombian TES, 7.500%, 08/26/2026	COP	30,000,000	8,068	0.10
Colombian TES, 3.300%, 03/17/2027	COP	615,000	48,356	0.61
Colombian TES, 5.750%, 11/03/2027	COP	65,500,000	15,970	0.20
Colombian TES, 6.000%, 04/28/2028	COP	106,700,000	26,001	0.33
Colombian TES, 7.750%, 09/18/2030	COP	183,600,000	48,583	0.61
Colombian TES, 7.000%, 03/26/2031	COP	85,100,000	21,044	0.27
Colombian TES, 7.000%, 06/30/2032	COP	143,600,000	35,153	0.44
Colombian TES, 3.000%, 03/25/2033	COP	243,000	17,070	0.22
Colombian TES, 7.250%, 10/18/2034	COP	30,500,000	7,485	0.10
Colombian TES, 6.250%, 07/09/2036	COP	36,200,000	7,913	0.10
Colombian TES, 7.250%, 10/26/2050	COP	32,600,000	7,405	0.09
			354,081	4.47

Czech Republic (Cost $152,562)
Czech (Rep of), 2.500%, 08/25/2028	CZK	780,000	34,472	0.44
Czech (Rep of), 2.750%, 07/23/2029	CZK	660,000	29,656	0.37

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Czech Republic (continued)
Czech (Rep of), 0.950%, 05/15/2030	CZK	30,000	$1,170	0.01
Czech (Rep of), 2.000%, 10/13/2033	CZK	1,870,000	78,256	0.99
			143,554	1.81

Egypt (Cost $185,546)
Egypt (Rep of), 14.051%, 07/21/2022	EGP	154,000	9,835	0.12
Egypt (Rep of), 14.138%, 10/20/2022	EGP	94,000	5,998	0.08
Egypt (Rep of), 14.313%, 10/13/2023	EGP	136,000	8,637	0.11
Egypt (Rep of), 14.483%, 04/06/2026	EGP	650,000	41,415	0.52
Egypt (Rep of), 14.563%, 07/06/2026	EGP	309,000	19,735	0.25
Egypt Treasury Bills, 11.953%, 11/30/2021[4]	EGP	625,000	39,473	0.50
Egypt Treasury Bills, 11.776%, 02/08/2022[4]	EGP	350,000	21,567	0.27
Egypt Treasury Bills, 11.613%, 05/10/2022[4]	EGP	650,000	38,844	0.49
			185,504	2.34

Hungary (Cost $275,579)
Hungary (Rep of), 3.000%, 06/26/2024	HUF	19,190,000	62,346	0.78
Hungary (Rep of), 5.500%, 06/24/2025	HUF	33,990,000	118,814	1.50
Hungary (Rep of), 3.000%, 10/27/2027	HUF	8,090,000	25,191	0.32
Hungary (Rep of), 3.000%, 08/21/2030	HUF	15,560,000	47,308	0.60
			253,659	3.20

Indonesia (Cost $299,349)
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	780,000,000	56,399	0.71
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	465,000,000	34,616	0.44
Indonesia (Rep of), 6.500%, 02/15/2031	IDR	294,000,000	21,240	0.27
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	881,000,000	72,945	0.92
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	1,059,000,000	75,439	0.95
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	239,000,000	18,987	0.24
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	562,000,000	44,860	0.57
Indonesia (Rep of), 7.500%, 04/15/2040	IDR	262,000,000	19,473	0.24
			343,959	4.34

Malaysia (Cost $400,173)
Malaysia (Rep of), 3.757%, 04/20/2023	MYR	120,000	29,583	0.37
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	284,000	70,955	0.90
Malaysia (Rep of), 3.906%, 07/15/2026	MYR	216,000	53,824	0.68
Malaysia (Rep of), 3.733%, 06/15/2028	MYR	74,000	18,161	0.23
Malaysia (Rep of), 3.885%, 08/15/2029	MYR	144,000	35,450	0.45
Malaysia (Rep of), 4.642%, 11/07/2033	MYR	209,000	53,228	0.67
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	275,000	64,315	0.81
Malaysia (Rep of), 3.757%, 05/22/2040	MYR	105,000	23,855	0.30
Malaysia (Rep of), 4.065%, 06/15/2050	MYR	148,000	33,884	0.43
Malaysia Government Investment Issue, 3.465%, 10/15/2030	MYR	34,000	8,059	0.10
			391,314	4.94

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Mexico (Cost $280,654)
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	700,000	$32,147	0.41
Mexican Bonos, 7.500%, 06/03/2027	MXN	2,390,000	116,560	1.47
Mexican Bonos, 8.500%, 11/18/2038	MXN	890,000	45,570	0.57
Mexican Bonos, 7.750%, 11/13/2042	MXN	430,000	20,492	0.26
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	1,320,000	61,032	0.77
Petroleos Mexicanos, 7.470%, 11/12/2026	MXN	210,000	9,152	0.12
			284,953	3.60

Peru (Cost $241,902)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	181,000	46,325	0.58
Peru (Rep of), 6.950%, 08/12/2031	PEN	210,000	56,883	0.72
Peru (Rep of), 6.150%, 08/12/2032	PEN	102,000	25,880	0.33
Peru (Rep of), 5.400%, 08/12/2034	PEN	134,000	30,622	0.39
Peru (Rep of), 6.900%, 08/12/2037	PEN	106,000	26,866	0.34
Peru (Rep of), 5.350%, 08/12/2040	PEN	69,000	14,604	0.18
			201,180	2.54

Poland (Cost $40,393)
Poland (Rep of), 2.750%, 10/25/2029	PLN	155,000	39,181	0.49
			39,181	0.49

Romania (Cost $157,923)
Romania (Rep of), 5.800%, 07/26/2027	RON	320,000	78,854	0.99
Romania (Rep of), 4.150%, 01/26/2028	RON	220,000	49,671	0.63
Romania (Rep of), 4.150%, 10/24/2030	RON	85,000	18,739	0.24
			147,264	1.86

Russian Federation (Cost $527,583)
Russian Federal Bond - OFZ, 7.100%, 10/16/2024	RUB	3,473,000	47,541	0.60
Russian Federal Bond - OFZ, 7.150%, 11/12/2025	RUB	2,287,000	31,067	0.39
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	5,970,000	82,724	1.04
Russian Federal Bond - OFZ, 8.150%, 02/03/2027	RUB	2,456,000	34,639	0.44
Russian Federal Bond - OFZ, 5.700%, 05/17/2028	RUB	3,586,000	44,405	0.56
Russian Federal Bond - OFZ, 6.900%, 05/23/2029	RUB	1,657,000	21,839	0.28
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	4,968,000	72,270	0.91
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	5,254,000	72,287	0.91
Russian Federal Bond - OFZ, 7.250%, 05/10/2034	RUB	6,571,000	87,351	1.10
Russian Federal Bond - OFZ, 7.700%, 03/16/2039	RUB	200,000	2,747	0.04
			496,870	6.27

South Africa (Cost $631,626)
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	1,235,000	88,572	1.12
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	1,773,270	105,340	1.33
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	1,612,000	86,695	1.09
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	1,928,986	110,688	1.40
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	1,449,000	78,924	0.99
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	3,910	218	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
South Africa (continued)
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	580,000	$24,668	0.31
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	1,408,000	75,843	0.96
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	1,773,010	95,160	1.20
			666,108	8.40

Thailand (Cost $314,121)
Thailand (Rep of), 4.875%, 06/22/2029	THB	239,000	8,774	0.11
Thailand (Rep of), 3.775%, 06/25/2032	THB	1,228,000	43,004	0.54
Thailand (Rep of), 1.585%, 12/17/2035	THB	430,000	11,597	0.15
Thailand (Rep of), 3.400%, 06/17/2036	THB	2,087,000	69,016	0.87
Thailand (Rep of), 3.300%, 06/17/2038	THB	1,667,000	54,627	0.69
Thailand (Rep of), 2.000%, 06/17/2042	THB	1,358,000	36,378	0.46
Thailand (Rep of), 2.875%, 06/17/2046	THB	1,448,000	44,439	0.56
Thailand (Rep of), 3.600%, 06/17/2067	THB	555,000	18,883	0.24
			286,718	3.62

Turkey (Cost $270,001)
Turkey (Rep of), 3.000%, 02/23/2022	TRY	81,000	23,879	0.30
Turkey (Rep of), 11.000%, 03/02/2022	TRY	209,000	21,342	0.27
Turkey (Rep of), 12.600%, 10/01/2025	TRY	120,000	10,435	0.13
Turkey (Rep of), 10.600%, 02/11/2026	TRY	329,000	26,316	0.33
Turkey (Rep of), 10.500%, 08/11/2027	TRY	408,016	29,878	0.38
Turkey (Rep of), 11.700%, 11/13/2030	TRY	120,000	8,587	0.11
			120,437	1.52

Ukraine (Cost $49,379)
Ukraine (Rep of), 15.840%, 02/26/2025	UAH	1,154,000	47,118	0.59
			47,118	0.59

Uruguay (Cost $99,175)
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	605,000	14,182	0.18
Uruguay (Rep of), 4.375%, 12/15/2028	UYU	113,754	6,676	0.09
Uruguay (Rep of), 8.250%, 05/21/2031	UYU	1,455,000	32,688	0.41
Uruguay (Rep of), 3.875%, 07/02/2040	UYU	1,721,000	48,545	0.61
			102,091	1.29

Total Debt Securities (Cost $6,624,302)			5,951,248	75.08

Credit Linked Notes

Indonesia (Cost $664,084)
Indonesia (Rep of), Issued by JPMorgan Chase Bank N.A., 7.500%, 08/17/2032[3]	IDR	885,000,000	67,223	0.85
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/19/2024[3]	IDR	855,000,000	66,005	0.83
Indonesia (Rep of), Issued by Standard Chartered, 8.125%, 05/17/2024[3]	IDR	2,746,000,000	211,946	2.67
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/24/2027[3]	IDR	2,381,000,000	180,334	2.27

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/19/2030[3]	IDR	350,000,000	$31,873	0.40
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/17/2034[3]	IDR	1,544,000,000	123,415	1.56
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 05/19/2036[3]	IDR	665,000,000	52,830	0.67
			733,626	9.25

Total Credit Linked Notes (Cost $664,084)			733,626	9.25

Total Investments in Securities (Cost $7,288,386)			6,684,874	84.33

Total Investments (Total Cost $7,288,386)			6,684,874	84.33

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,241,727	15.67

Net Assets			$7,926,601	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Zero coupon bond.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[4]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

At October 31, 2021, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/03/2021	Credit Suisse	United States Dollar	48,900	Brazilian Real	270,412	$1,016
11/03/2021	Deutsche Bank	United States Dollar	86,100	Brazilian Real	471,873	2,541
11/03/2021	JP Morgan	United States Dollar	888,343	Brazilian Real	4,768,183	43,995
11/10/2021	Barclays	Chinese Offshore Yuan	305,300	United States Dollar	46,917	693
11/10/2021	BNP Paribas	Chinese Offshore Yuan	3,248,580	United States Dollar	498,983	7,619
11/10/2021	HSBC Bank	Chinese Offshore Yuan	674,391	United States Dollar	103,167	2,003
11/10/2021	Merrill Lynch	Chinese Offshore Yuan	195,852	United States Dollar	29,962	580
11/10/2021	Deutsche Bank	United States Dollar	31,299	Chinese Offshore Yuan	200,000	110
11/10/2021	HSBC Bank	United States Dollar	388,416	Chinese Offshore Yuan	2,482,175	1,332
11/10/2021	State Street	United States Dollar	20,030	Chinese Offshore Yuan	128,037	63
11/29/2021	Merrill Lynch	United States Dollar	9,671	Romanian Leu	40,752	170
11/30/2021	HSBC Bank	Malaysian Ringgit	224,653	United States Dollar	54,059	117
11/30/2021	Merrill Lynch	Russian Ruble	11,972,472	United States Dollar	162,138	5,641
11/30/2021	Deutsche Bank	Thai Baht	6,052,000	United States Dollar	181,714	619

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2021	HSBC Bank	Thai Baht	601,110	United States Dollar	18,000	$110
11/30/2021	Merrill Lynch	Thai Baht	1,058,763	United States Dollar	31,650	248
11/30/2021	BNP Paribas	United States Dollar	10,610	Czech Koruna	234,469	66
11/30/2021	JP Morgan	United States Dollar	8,536	Czech Koruna	189,134	31
11/30/2021	State Street	United States Dollar	13,850	Polish Zloty	54,827	117
11/30/2021	Barclays	United States Dollar	41,470	Russian Ruble	2,897,596	864
11/30/2021	Morgan Stanley	United States Dollar	14,850	Russian Ruble	1,055,357	61
12/02/2021	BNP Paribas	United States Dollar	986,796	Brazilian Real	5,510,468	16,717
12/02/2021	Credit Suisse	United States Dollar	40,000	Brazilian Real	226,812	71
12/02/2021	Deutsche Bank	United States Dollar	30,000	Brazilian Real	168,003	424
12/15/2021	Barclays	Thai Baht	1,385,000	United States Dollar	41,424	302
12/15/2021	Standard Chartered	Thai Baht	1,472,000	United States Dollar	44,012	335
01/12/2022	Barclays	United States Dollar	48,596	South African Rand	741,175	536
01/31/2022	Merrill Lynch	Chilean Peso	28,571,608	United States Dollar	34,320	405
01/31/2022	Standard Chartered	Malaysian Ringgit	845,000	United States Dollar	202,426	843
01/31/2022	Standard Chartered	Philippine Peso	507,849	United States Dollar	9,910	77
01/31/2022	Barclays	Russian Ruble	7,938,397	United States Dollar	105,806	3,958
01/31/2022	HSBC Bank	Russian Ruble	967,688	United States Dollar	13,000	380
01/31/2022	Deutsche Bank	Thai Baht	4,655,664	United States Dollar	140,030	200
01/31/2022	Standard Chartered	Thai Baht	898,806	United States Dollar	27,000	72
01/31/2022	Standard Chartered	United States Dollar	24,692	Indonesian Rupiah	352,281,831	176
01/31/2022	Barclays	United States Dollar	54,059	Mexican Peso	1,114,799	713
01/31/2022	BNP Paribas	United States Dollar	13,623	Mexican Peso	283,627	51
01/31/2022	Credit Suisse	United States Dollar	13,950	Mexican Peso	286,265	251
01/31/2022	Banco Santander	United States Dollar	4,390	Peruvian Nuevo Sol	17,480	28
02/09/2022	Barclays	United States Dollar	36,855	South African Rand	551,401	1,234
02/10/2022	Deutsche Bank	United States Dollar	59,794	Indonesian Rupiah	855,230,000	342
02/28/2022	Deutsche Bank	Hungarian Forint	16,937,095	United States Dollar	53,855	231
02/28/2022	Merrill Lynch	United States Dollar	31,301	Czech Koruna	692,978	270

Subtotal Appreciation						95,612

11/03/2021	BNP Paribas	Brazilian Real	5,510,468	United States Dollar	992,073	(16,281)
11/10/2021	State Street	Chinese Offshore Yuan	98,500	United States Dollar	15,429	(69)
11/10/2021	Deutsche Bank	Indonesian Rupiah	855,230,000	United States Dollar	60,376	(155)
11/10/2021	Barclays	United States Dollar	103,000	Chinese Offshore Yuan	673,422	(2,017)
11/10/2021	BNP Paribas	United States Dollar	72,000	Chinese Offshore Yuan	471,172	(1,477)
11/10/2021	HSBC Bank	United States Dollar	71,000	Chinese Offshore Yuan	464,585	(1,450)
11/10/2021	Standard Chartered	United States Dollar	16,000	Chinese Offshore Yuan	103,234	(99)
11/10/2021	HSBC Bank	United States Dollar	58,632	Indonesian Rupiah	855,230,000	(1,589)
11/30/2021	Barclays	Czech Koruna	4,380,053	United States Dollar	201,248	(4,280)
11/30/2021	BNP Paribas	Czech Koruna	641,481	United States Dollar	29,810	(963)
11/30/2021	Barclays	Turkish Lira	127,115	United States Dollar	13,223	(190)
11/30/2021	Merrill Lynch	Turkish Lira	2,115	United States Dollar	235	(18)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2021	HSBC Bank	United States Dollar	21,689	Malaysian Ringgit	90,168	$(56)
12/02/2021	BNP Paribas	Brazilian Real	140,580	United States Dollar	25,000	(252)
12/10/2021	JP Morgan	United States Dollar	61,556	Indonesian Rupiah	888,557,829	(642)
01/12/2022	Barclays	South African Rand	524,557	United States Dollar	34,296	(282)
01/12/2022	JP Morgan	United States Dollar	56,332	Indonesian Rupiah	815,750,000	(559)
01/31/2022	Credit Suisse	Colombian Peso	13,553,894	United States Dollar	3,576	(1)
01/31/2022	HSBC Bank	Czech Koruna	3,725,559	United States Dollar	171,570	(4,416)
01/31/2022	BNP Paribas	Hungarian Forint	10,873,718	United States Dollar	36,645	(1,855)
01/31/2022	BNP Paribas	Mexican Peso	10,970,018	United States Dollar	528,345	(3,401)
01/31/2022	Merrill Lynch	Peruvian Nuevo Sol	235,917	United States Dollar	59,477	(607)
01/31/2022	BNP Paribas	Polish Zloty	123,811	United States Dollar	31,380	(420)
01/31/2022	HSBC Bank	Polish Zloty	123,811	United States Dollar	31,532	(572)
01/31/2022	JP Morgan	Romanian Leu	383,390	United States Dollar	89,546	(638)
01/31/2022	BNP Paribas	Russian Ruble	1,373,300	United States Dollar	19,065	(76)
01/31/2022	Deutsche Bank	United States Dollar	85,000	Chilean Peso	70,329,000	(476)
01/31/2022	Banco Santander	United States Dollar	7,790	Colombian Peso	29,637,445	(28)
01/31/2022	Deutsche Bank	United States Dollar	25,000	Colombian Peso	95,425,000	(172)
02/10/2022	Deutsche Bank	Chinese Offshore Yuan	200,000	United States Dollar	31,065	(124)
02/10/2022	HSBC Bank	Chinese Offshore Yuan	2,482,175	United States Dollar	385,497	(1,492)
02/28/2022	Deutsche Bank	Polish Zloty	1,721,533	United States Dollar	434,143	(4,239)
02/28/2022	Barclays	Russian Ruble	4,226,679	United States Dollar	58,358	(281)
02/28/2022	Deutsche Bank	Russian Ruble	5,630,245	United States Dollar	78,211	(849)
02/28/2022	HSBC Bank	Russian Ruble	5,630,245	United States Dollar	78,411	(1,048)

Subtotal Depreciation						(51,074)

Total						$44,538

At October 31, 2021, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.010% (Receive Quarterly)	CNY	1,900,000	9/16/2025	$(6,252)	$ (69)	BNP Paribas
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.828% Receive Quarterly)	CNY	570,000	6/16/2026	849	(26)	Merrill Lynch
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	6.563% (Receive Lunar)	MXN	8,800,000	12/31/2024	(10,376)	(23)	Merrill Lynch
WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	822,000	3/26/2023	4,160	(248)	Merrill Lynch
					$(11,619)	$(366)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$102,331	$—	$102,331
Government Agencies	—	46,325	—	46,325
Government Bonds	—	5,503,983	—	5,503,983
Index Linked Government Bonds	—	198,725	—	198,725
Short Term Bills and Notes	—	99,884	—	99,884

Total Debt Securities	—	5,951,248	—	5,951,248
Credit Linked Notes
Indonesia	—	733,626	—	733,626

Total Investments	$—	$6,684,874	$—	$6,684,874

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$95,612	$—	$95,612
Centrally Cleared Swap Contracts†	—	5,009	—	5,009
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(51,074)	—	(51,074)
Centrally Cleared Swap Contracts†	—	(16,628)	—	(16,628)

Total Other Financial Instruments	$—	$32,919	$—	$32,919

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2021:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Swap Contracts	$—	$5,009	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	95,612	—

	$95,612	$5,009

Liabilities:
Unrealized Depreciation on Centrally Cleared Swap Contracts	$—	$(16,628	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(51,074)	—

	$(51,074)	$(16,628)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$217,709	$—
Net Realized Gain on Interest Rate Swap Contracts	—	111,187

	$217,709	$111,187

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$64,834	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(116,595)

	$64,834	$(116,595)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets

Debt Securities

Argentina (Cost $1,810,318)
IRSA Propiedades Comerciales S.A., 8.750%, 03/23/2023		293,000	$279,818	0.09
YPF S.A., (Step to 9.000% on 01/01/2023), 4.000%, 02/12/2026[2]		1,244,205	1,070,638	0.36
YPF S.A., (Step to 9.000% on 01/01/2023), 2.500%, 06/30/2029[2]		944,200	633,804	0.22
			1,984,260	0.67

Belarus (Cost $748,620)
Eurotorg LLC Via Bonitron DAC, 9.000%, 10/22/2025		700,000	728,350	0.25
			728,350	0.25

Brazil (Cost $41,819,482)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[3]		3,063,000	3,011,358	1.02
Braskem America Finance Co., 7.125%, 07/22/2041		455,000	551,578	0.19
Braskem Netherlands Finance B.V., 4.500%, 01/10/2028		535,000	546,374	0.19
Braskem Netherlands Finance B.V., 4.500%, 01/31/2030		340,000	345,018	0.12
Braskem Netherlands Finance B.V., 5.875%, 01/31/2050		985,000	1,048,286	0.36
Braskem Netherlands Finance B.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 8.220%), 8.500%, 01/23/2081[3]		1,385,000	1,541,865	0.52
BRF S.A., 5.750%, 09/21/2050		3,335,000	3,114,056	1.06
CSN Inova Ventures, 6.750%, 01/28/2028		1,785,000	1,895,670	0.64
Gol Finance S.A., 7.000%, 01/31/2025		535,000	481,907	0.16
Gol Finance S.A., 8.000%, 06/30/2026[4]		1,300,000	1,256,463	0.43
InterCement Financial Operations B.V., 5.750%, 07/17/2024		3,105,000	2,883,800	0.98
Itau Unibanco Holding S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.981%), 6.125%, 12/12/2022[3]		1,090,000	1,081,836	0.37
JBS Finance Luxembourg S.a.r.l., 3.625%, 01/15/2032		500,000	493,670	0.17
Klabin Austria GmbH, 3.200%, 01/12/2031		810,000	744,175	0.25
Klabin Austria GmbH, 7.000%, 04/03/2049		1,735,000	2,002,797	0.68
MARB BondCo PLC, 3.950%, 01/29/2031		1,110,000	1,055,788	0.36
MC Brazil Downstream Trading S.A.R.L., 7.250%, 06/30/2031[4]		2,400,000	2,335,296	0.79
Movida Europe S.A., 5.250%, 02/08/2031[4]		1,300,000	1,226,784	0.42
Oi S.A., 10.000%, (100% Cash), 07/27/2025[5]		3,066,000	2,760,933	0.94
Petrobras Global Finance B.V., 5.500%, 06/10/2051		1,800,000	1,579,986	0.54
Petrobras Global Finance B.V., 6.850%, 06/05/2115		8,000,000	7,860,080	2.67
St Marys Cement, Inc., 5.750%, 01/28/2027		245,000	276,853	0.09
Suzano Austria GmbH, 6.000%, 01/15/2029		215,000	247,250	0.08
Suzano Austria GmbH, 7.000%, 03/16/2047		1,285,000	1,615,714	0.55
Vale Overseas Ltd., 8.250%, 01/17/2034		705,000	991,406	0.34
			40,948,943	13.92

Chile (Cost $10,312,944)
AES Andes S.A., (Variable, USD Swap 5Y + 4.644%), 7.125%, 03/26/2079[3]		2,075,000	2,170,969	0.74

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Chile (continued)
Celulosa Arauco y Constitucion S.A., 4.200%, 01/29/2030		335,000	$354,581	0.12
Cencosud S.A., 4.375%, 07/17/2027		535,000	568,705	0.19
Cencosud S.A., 6.625%, 02/12/2045		285,000	362,662	0.12
Corp. Nacional del Cobre de Chile, 3.750%, 01/15/2031		300,000	317,829	0.11
Empresa de los Ferrocarriles del Estado, 3.830%, 09/14/2061[4]		500,000	481,255	0.16
Enel Chile S.A., 4.875%, 06/12/2028		210,000	237,607	0.08
Engie Energia Chile S.A., 3.400%, 01/28/2030		350,000	351,753	0.12
Falabella S.A., 3.375%, 01/15/2032[4]		480,000	476,400	0.16
GNL Quintero S.A., 4.634%, 07/31/2029		832,962	897,100	0.31
Guacolda Energia S.A., 4.560%, 04/30/2025		2,012,000	1,285,185	0.44
Inversiones CMPC S.A., 4.750%, 09/15/2024		215,000	230,689	0.08
Inversiones CMPC S.A., 3.850%, 01/13/2030		230,000	238,251	0.08
VTR Comunicaciones S.p.A., 5.125%, 01/15/2028		265,000	274,938	0.09
VTR Comunicaciones S.p.A., 4.375%, 04/15/2029		314,000	316,636	0.11
VTR Finance N.V., 6.375%, 07/15/2028		1,402,000	1,494,462	0.51
			10,059,022	3.42

China (Cost $46,440,246)
Central China Real Estate Ltd., 7.250%, 08/13/2024		1,475,000	670,388	0.23
CFLD Cayman Investment Ltd., 8.625%, 02/28/2021[6,7]		600,000	206,100	0.07
CFLD Cayman Investment Ltd., 8.600%, 04/08/2024		4,880,000	1,723,616	0.59
China Evergrande Group, 8.250%, 03/23/2022		860,000	235,084	0.08
China Evergrande Group, 10.000%, 04/11/2023		1,035,000	238,038	0.08
China Evergrande Group, 7.500%, 06/28/2023		4,600,000	1,057,923	0.36
China Evergrande Group, 9.500%, 03/29/2024		1,025,000	246,513	0.08
China Evergrande Group, 8.750%, 06/28/2025		2,145,000	504,092	0.17
Country Garden Holdings Co. Ltd., 7.125%, 01/27/2022		480,000	480,378	0.16
Country Garden Holdings Co. Ltd., 8.000%, 01/27/2024		400,000	411,901	0.14
ENN Energy Holdings Ltd., 2.625%, 09/17/2030		370,000	364,700	0.12
Fantasia Holdings Group Co. Ltd., 15.000%, 12/18/2021		830,000	248,925	0.09
Fantasia Holdings Group Co. Ltd., 7.950%, 07/05/2022		2,119,000	635,904	0.22
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022		1,840,000	540,615	0.18
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023		925,000	271,825	0.09
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023		770,000	225,655	0.08
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		2,017,000	685,780	0.23
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023		1,850,000	546,681	0.19
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		1,070,000	317,255	0.11
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024		2,070,000	588,917	0.20
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025		1,180,000	358,980	0.12
Kaisa Group Holdings Ltd., 11.700%, 11/11/2025		950,000	259,475	0.09
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022		2,545,000	445,375	0.15
Radiance Capital Investments Ltd., 8.800%, 09/17/2023		2,785,000	2,532,816	0.86
Redco Properties Group Ltd., 9.900%, 02/17/2024		980,000	666,329	0.23
Redsun Properties Group Ltd., 7.300%, 01/13/2025		980,000	590,316	0.20
Scenery Journey Ltd., 11.500%, 10/24/2022		1,050,000	199,498	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
China (continued)
Scenery Journey Ltd., 12.000%, 10/24/2023		2,925,000	$565,892	0.19
Shimao Group Holdings Ltd., 6.125%, 02/21/2024		400,000	382,069	0.13
Sunac China Holdings Ltd., 7.250%, 06/14/2022		1,090,000	910,700	0.31
Sunac China Holdings Ltd., 7.500%, 02/01/2024		835,000	617,859	0.21
Sunac China Holdings Ltd., 6.500%, 01/10/2025		1,305,000	931,415	0.32
Tencent Holdings Ltd., 3.975%, 04/11/2029		375,000	408,930	0.14
Tingyi Cayman Islands Holding Corp., 1.625%, 09/24/2025		379,000	372,880	0.13
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020[6,7]		2,785,000	743,595	0.25
Yuzhou Group Holdings Co. Ltd., 6.350%, 01/13/2027		810,000	357,811	0.12
Zhenro Properties Group Ltd., 8.700%, 08/03/2022		1,160,000	900,780	0.31
Zhenro Properties Group Ltd., 9.150%, 05/06/2023		1,048,000	777,202	0.26
Zhenro Properties Group Ltd., 7.875%, 04/14/2024		1,120,000	793,607	0.27
			23,015,819	7.83

Colombia (Cost $11,965,688)
Ecopetrol S.A., 6.875%, 04/29/2030		3,230,000	3,730,650	1.27
Frontera Energy Corp., 7.875%, 06/21/2028		2,390,000	2,300,375	0.78
Geopark Ltd., 5.500%, 01/17/2027		1,200,000	1,192,212	0.41
Grupo Aval Ltd., 4.375%, 02/04/2030		1,015,000	992,163	0.34
Millicom International Cellular S.A., 4.500%, 04/27/2031[4]		1,099,000	1,127,860	0.38
Millicom International Cellular S.A., 4.500%, 04/27/2031		920,000	944,159	0.32
Oleoducto Central S.A., 4.000%, 07/14/2027		640,000	654,720	0.22
SURA Asset Management S.A., 4.875%, 04/17/2024		215,000	230,590	0.08
SURA Asset Management S.A., 4.375%, 04/11/2027		175,000	189,000	0.06
Transportadora de Gas Internacional S.A. ESP, 5.550%, 11/01/2028		290,000	325,165	0.11
			11,686,894	3.97

Czech Republic (Cost $1,965,282)
New World Resources N.V., 8.000%, 04/07/2020[6,7,8]	EUR	1,685,299	—	—
New World Resources N.V., 0.000%, 10/07/2020[4,6,7,8,9,10]	EUR	101,612	—	—
New World Resources N.V., 4.000%, 10/07/2020[6,7,8]	EUR	700,590	—	—

			—	—

Ecuador (Cost $4,730,752)
International Airport Finance S.A., 12.000%, 03/15/2033		4,428,058	4,814,229	1.64
Petroamazonas EP, 4.625%, 12/06/2021		153,440	152,097	0.05
			4,966,326	1.69

Ghana (Cost $4,675,116)
Tullow Oil PLC, 7.000%, 03/01/2025		2,500,000	2,187,500	0.74
Tullow Oil PLC, 10.250%, 05/15/2026		2,400,000	2,528,400	0.86
			4,715,900	1.60

Hong Kong (Cost $1,155,864)
Airport Authority, (Variable, 4.697% - U.S. Treasury Yield Curve Rate CMT 5Y), 2.100%, 03/08/2026[3]		615,000	609,259	0.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Hong Kong (continued)
CK Hutchison Capital Securities 17 Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.070%), 4.000%, 05/12/2022[3]		530,000	$533,519	0.18
			1,142,778	0.39

India (Cost $7,667,926)
Bharti Airtel Ltd., 3.250%, 06/03/2031		550,000	554,049	0.19
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		523,000	550,250	0.19
India Green Energy Holdings, 5.375%, 04/29/2024		450,000	466,785	0.16
Network i2i Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.390%), 3.975%, 03/03/2026[3]		1,560,000	1,573,650	0.53
Power Finance Corp. Ltd., 4.500%, 06/18/2029		475,000	503,364	0.17
Vedanta Resources Finance II PLC, 8.000%, 04/23/2023		560,000	550,200	0.19
Vedanta Resources Finance II PLC, 8.950%, 03/11/2025		2,250,000	2,283,750	0.78
Vedanta Resources Ltd., 6.375%, 07/30/2022		815,000	808,480	0.27
Vedanta Resources Ltd., 6.125%, 08/09/2024		730,000	664,665	0.23
			7,955,193	2.71

Indonesia (Cost $7,004,516)
Eterna Capital Pte. Ltd., 8.000%, 12/11/2022[5]		2,162,859	934,485	0.32
Indonesia Asahan Aluminium Persero PT, 6.530%, 11/15/2028		920,000	1,105,840	0.38
Minejesa Capital B.V., 4.625%, 08/10/2030		1,085,000	1,117,550	0.38
Minejesa Capital B.V., 5.625%, 08/10/2037		560,000	592,900	0.20
Pertamina Persero PT, 6.000%, 05/03/2042		795,000	976,243	0.33
Sri Rejeki Isman Tbk PT, 7.250%, 01/16/2025		4,200,000	861,000	0.29
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.850%, 10/14/2038		250,000	278,125	0.09
			5,866,143	1.99

Iraq (Cost $6,921,029)
DNO A.S.A., 8.375%, 05/29/2024[4]		3,139,000	3,256,712	1.11
DNO A.S.A., 7.875%, 09/09/2026[4]		3,300,000	3,399,000	1.15
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		696,429	696,429	0.24
			7,352,141	2.50

Israel (Cost $18,241,410)
Altice Financing S.A., 5.750%, 08/15/2029[4]		1,090,000	1,072,287	0.36
Bank Hapoalim B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.155%), 3.255%, 01/21/2032[3,4]		800,000	799,016	0.27
Bank Leumi Le-Israel B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.631%), 3.275%, 01/29/2031[3,4]		1,120,000	1,128,400	0.38
ICL Group Ltd., 6.375%, 05/31/2038[4]		251,000	325,673	0.11
Leviathan Bond Ltd., 5.750%, 06/30/2023[4]		390,000	404,528	0.14
Leviathan Bond Ltd., 6.125%, 06/30/2025[4]		930,000	1,002,075	0.34
Leviathan Bond Ltd., 6.500%, 06/30/2027[4]		998,000	1,087,820	0.37
Leviathan Bond Ltd., 6.750%, 06/30/2030[4]		2,165,000	2,373,381	0.81
Mizrahi Tefahot Bank Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.250%), 3.077%, 04/07/2031[3,4]		905,000	903,190	0.31

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Israel (continued)
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/2036		3,615,000	$3,869,351	1.32
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		5,260,000	5,759,700	1.96
			18,725,421	6.37

Jamaica (Cost $3,013,109)
Digicel Group Holdings Ltd., 7.000%, 11/18/2021[5]		2,142,450	1,949,629	0.66
Digicel Group Holdings Ltd., 10.000%, 04/01/2024[5]		1,614,699	1,628,828	0.56
Digicel Ltd., 6.750%, 03/01/2023		1,280,000	1,238,400	0.42
			4,816,857	1.64

Jordan (Cost $453,225)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		445,000	461,972	0.16
			461,972	0.16

Kazakhstan (Cost $1,938,333)
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		380,000	513,730	0.17
KazMunayGas National Co. JSC, 6.375%, 10/24/2048		270,000	346,966	0.12
Tengizchevroil Finance Co. International Ltd., 4.000%, 08/15/2026		690,000	739,085	0.25
Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030		350,000	350,924	0.12
			1,950,705	0.66

Kuwait (Cost $3,084,518)
Equate Petrochemical B.V., 4.250%, 11/03/2026		200,000	218,016	0.07
MEGlobal Canada ULC, 5.875%, 05/18/2030		580,000	704,236	0.24
NBK Tier 1 Financing 2 Ltd., (Variable, USD Swap 6Y + 2.832%), 4.500%, 08/27/2025[3]		315,000	323,498	0.11
NBK Tier 1 Financing Ltd., (Variable, USD Swap 6Y + 2.875%), 3.625%, 08/24/2026[3]		1,000,000	993,440	0.34
Nbk Tier 2 Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.108%), 2.500%, 11/24/2030[3]		815,000	816,845	0.28
			3,056,035	1.04

Mexico (Cost $32,756,608)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		840,000	1,100,408	0.37
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		786,000	810,767	0.28
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.035%), 6.875%, 07/06/2022[3]		1,695,000	1,721,484	0.58
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.353%), 7.625%, 01/10/2028[3]		1,105,000	1,212,738	0.41
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[3]		2,055,000	2,119,733	0.72
Braskem Idesa S.A.P.I., 7.450%, 11/15/2029		2,360,000	2,503,830	0.85
Braskem Idesa S.A.P.I., 6.990%, 02/20/2032[4]		1,400,000	1,433,033	0.49
Cemex S.A.B. de C.V., 7.375%, 06/05/2027		520,000	574,929	0.20
Cemex S.A.B. de C.V., 5.450%, 11/19/2029		1,195,000	1,294,424	0.44

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Mexico (continued)
CIBANCO S.A. Institucion de Banca Multiple Trust CIB/3332, 4.375%, 07/22/2031[4]		960,000	$919,296	0.31
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		876,525	995,820	0.34
Comision Federal de Electricidad, 3.348%, 02/09/2031		680,000	654,507	0.22
Comision Federal de Electricidad, 4.677%, 02/09/2051		440,000	408,654	0.14
Corp. Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 05/13/2031		400,000	388,000	0.13
Electricidad Firme de Mexico Holdings S.A. de C.V., 4.900%, 11/20/2026[4]		1,600,000	1,560,800	0.53
Fresnillo PLC, 4.250%, 10/02/2050		350,000	357,875	0.12
Grupo Axo S.A.P.I. de C.V., 5.750%, 06/08/2026		1,925,000	1,963,500	0.67
Infraestructura Energetica Nova S.A.B. de C.V., 4.750%, 01/15/2051		380,000	388,033	0.13
Metalsa S.A. de C.V., 3.750%, 05/04/2031		705,000	663,412	0.23
Mexico Generadora de Energia S. de r.l., 5.500%, 12/06/2032		803,702	892,118	0.30
Nemak S.A.B. de C.V., 3.625%, 06/28/2031		600,000	561,600	0.19
Petroleos Mexicanos, 6.500%, 03/13/2027		575,000	612,950	0.21
Petroleos Mexicanos, 6.750%, 09/21/2047		3,090,000	2,733,105	0.93
Petroleos Mexicanos, 7.690%, 01/23/2050		2,915,000	2,783,825	0.95
Petroleos Mexicanos, 6.950%, 01/28/2060		3,175,000	2,816,098	0.96
Trust Fibra Uno, 4.869%, 01/15/2030		625,000	667,194	0.23
Trust Fibra Uno, 6.390%, 01/15/2050		1,273,000	1,484,649	0.50
			33,622,782	11.43

Mongolia (Cost $2,618,243)
Mongolian Mining Corp., 1.634%, 04/01/2022[5,9]		2,120,888	911,982	0.31
Mongolian Mining Corp./Energy Resources LLC, 9.250%, 04/15/2024		1,565,000	1,385,025	0.47
			2,297,007	0.78

Morocco (Cost $1,008,621)
OCP S.A., 5.125%, 06/23/2051		1,035,000	1,007,573	0.34
			1,007,573	0.34

Panama (Cost $3,885,860)
AES Panama Generation Holdings SRL, 4.375%, 05/31/2030		1,935,000	1,995,333	0.68
C&W Senior Financing DAC, 6.875%, 09/15/2027		840,000	885,150	0.30
Cable Onda S.A., 4.500%, 01/30/2030		940,000	975,015	0.33
			3,855,498	1.31

Peru (Cost $4,765,944)
Banco de Credito del Peru, (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 2.450%), 3.250%, 09/30/2031[3]		340,000	336,940	0.11
Banco Internacional del Peru S.A.A. Interbank, 3.250%, 10/04/2026		310,000	317,502	0.11
Consorcio Transmantaro S.A., 4.375%, 05/07/2023		310,000	322,868	0.11
InRetail Consumer, 3.250%, 03/22/2028		460,000	452,042	0.15
Intercorp Peru Ltd., 3.875%, 08/15/2029		620,000	605,182	0.21
Minsur S.A., 4.500%, 10/28/2031[4]		700,000	690,550	0.24

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Peru (continued)
Peru LNG S.R.L., 5.375%, 03/22/2030		2,445,000	$2,071,832	0.70
			4,796,916	1.63

Poland (Cost $2,913,818)
GTC Aurora Luxembourg S.A., 2.250%, 06/23/2026	EUR	975,000	1,138,394	0.39
Oriflame Investment Holding PLC, 5.125%, 05/04/2026		1,700,000	1,681,470	0.57
			2,819,864	0.96

Qatar (Cost $2,727,470)
ABQ Finance Ltd., 3.125%, 09/24/2024		605,000	630,289	0.21
Doha Finance Ltd., 2.375%, 03/31/2026		780,000	789,154	0.27
Nakilat, Inc., 6.067%, 12/31/2033		136,381	166,562	0.06
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 1.475%, 02/07/2025		1,160,000	1,172,971	0.40
			2,758,976	0.94

Romania (Cost $611,119)
NE Property B.V., 1.875%, 10/09/2026	EUR	550,000	654,963	0.22
			654,963	0.22

Russian Federation (Cost $17,786,504)
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 6.942%), 8.875%, 11/10/2022[3]		1,375,000	1,394,663	0.47
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.561%), 7.625%, 04/04/2027[3,4]		2,700,000	2,614,410	0.89
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 5.416%), 7.500%, 10/05/2027[3]		5,479,000	5,547,487	1.89
Gazprom PJSC Via Gaz Capital S.A., 8.625%, 04/28/2034		290,000	417,136	0.14
Gazprom PJSC via Gaz Finance PLC, 3.000%, 06/29/2027		900,000	900,000	0.31
Lukoil Capital DAC, 3.600%, 10/26/2031[4]		600,000	598,760	0.20
Lukoil Securities B.V., 3.875%, 05/06/2030		780,000	809,640	0.28
Metalloinvest Finance DAC, 3.375%, 10/22/2028[4]		600,000	598,608	0.20
PJSC Koks via IMH Capital DAC, 5.900%, 09/23/2025		875,000	923,738	0.31
Sovcombank Via SovCom Capital DAC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.427%), 8.000%, 04/07/2030[3]		1,815,000	1,944,598	0.66
TMK OAO Via TMK Capital S.A., 4.300%, 02/12/2027		865,000	869,567	0.30
VEON Holdings B.V., 4.000%, 04/09/2025		890,000	921,880	0.31
VEON Holdings B.V., 3.375%, 11/25/2027		600,000	601,686	0.21
			18,142,173	6.17

Saudi Arabia (Cost $8,240,477)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		1,168,748	1,393,966	0.47
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026		1,925,000	2,004,964	0.68
Dar Al-Arkan Sukuk Co. Ltd., 6.750%, 02/15/2025		1,500,000	1,580,685	0.54
Riyad Sukuk Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.791%), 3.174%, 02/25/2030[3]		200,000	204,913	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Saudi Arabia (continued)
SA Global Sukuk Ltd., 1.602%, 06/17/2026		330,000	$325,760	0.11
SA Global Sukuk Ltd., 2.694%, 06/17/2031		660,000	661,056	0.23
Samba Funding Ltd., 2.750%, 10/02/2024		395,000	408,256	0.14
Saudi Arabian Oil Co., 4.250%, 04/16/2039		665,000	743,989	0.25
Saudi Electricity Global Sukuk Co. 3, 5.500%, 04/08/2044		910,000	1,162,518	0.40
			8,486,107	2.89

Singapore (Cost $5,518,645)
DBS Group Holdings Ltd., (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 1.915%), 3.300%, 02/27/2025[3]		570,000	578,590	0.20
GLP Pte. Ltd., 3.875%, 06/04/2025		800,000	830,098	0.28
Puma International Financing S.A., 5.000%, 01/24/2026		4,285,000	4,301,283	1.46
United Overseas Bank Ltd., (Variable, USD Swap 5Y + 1.794%), 3.875%, 10/19/2023[3]		455,000	466,175	0.16
			6,176,146	2.10

South Africa (Cost $11,214,589)
Absa Group Ltd., (Variable, U.S. Treasury Yield Curve Rate
CMT 5Y + 5.411%), 6.375%, 05/27/2026[3]		1,410,000	1,461,112	0.50
AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028		470,000	467,111	0.16
AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030		345,000	348,881	0.12
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 05/15/2029		340,000	393,890	0.13
Liquid Telecommunications Financing PLC, 5.500%, 09/04/2026		1,630,000	1,691,125	0.58
MTN Mauritius Investments Ltd., 6.500%, 10/13/2026		1,890,000	2,140,425	0.73
Prosus N.V., 3.680%, 01/21/2030		300,000	308,462	0.10
Prosus N.V., 3.061%, 07/13/2031		610,000	592,062	0.20
Sasol Financing U.S.A. LLC, 4.375%, 09/18/2026		700,000	711,410	0.24
Sasol Financing U.S.A. LLC, 6.500%, 09/27/2028		1,815,000	2,010,112	0.68
Sasol Financing U.S.A. LLC, 5.500%, 03/18/2031		1,400,000	1,438,220	0.49
			11,562,810	3.93

South Korea (Cost $1,026,721)
Kookmin Bank, 2.500%, 11/04/2030		240,000	235,798	0.08
Shinhan Financial Group Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.500%), 3.340%, 02/05/2030[3]		765,000	790,357	0.27
			1,026,155	0.35

Taiwan (Cost $367,458)
Foxconn Far East Ltd., 2.500%, 10/28/2030		355,000	350,446	0.12
			350,446	0.12

Tanzania (Cost $1,237,668)
HTA Group Ltd., 7.000%, 12/18/2025		1,175,000	1,227,711	0.42
			1,227,711	0.42

Thailand (Cost $1,557,709)
Bangkok Bank PCL, 9.025%, 03/15/2029		630,000	858,540	0.29
GC Treasury Center Co. Ltd., 2.980%, 03/18/2031		385,000	387,716	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Thailand (continued)
PTTEP Treasury Center Co. Ltd., 3.903%, 12/06/2059		295,000	$304,580	0.11
			1,550,836	0.53

Turkey (Cost $8,727,254)
Akbank T.A.S., (Variable, USD Swap 5Y + 5.026%), 7.200%, 03/16/2027[3]		215,000	215,667	0.07
Akbank T.A.S., (Variable, USD Swap 5Y + 4.029%), 6.797%, 04/27/2028[3]		1,564,000	1,562,373	0.53
Turkiye Garanti Bankasi A.S., (Variable, USD Swap 5Y + 4.220%), 6.125%, 05/24/2027[3]		1,575,000	1,574,276	0.54
Turkiye Is Bankasi A.S., (Variable, USD Swap 5Y + 5.117%), 7.000%, 06/29/2028[3]		1,276,000	1,285,570	0.44
Yapi ve Kredi Bankasi A.S., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 7.415%), 7.875%, 01/22/2031[3]		1,640,000	1,675,955	0.57
Zorlu Yenilenebilir Enerji A.S., 9.000%, 06/01/2026		2,500,000	2,332,650	0.79
			8,646,491	2.94

Ukraine (Cost $8,628,404)
Metinvest B.V., 8.500%, 04/23/2026		3,517,000	3,950,787	1.34
Metinvest B.V., 7.750%, 10/17/2029		2,065,000	2,245,068	0.76
NGD Holdings B.V., 6.750%, 12/31/2026		1,134,092	1,112,771	0.38
VF Ukraine PAT via VFU Funding PLC, 6.200%, 02/11/2025		1,985,000	2,049,512	0.70
			9,358,138	3.18

United Arab Emirates (Cost $8,036,229)
Abu Dhabi National Energy Co. PJSC, 6.500%, 10/27/2036		380,000	538,076	0.18
Aldar Sukuk No. 2 Ltd., 3.875%, 10/22/2029		460,000	497,260	0.17
DIB Sukuk Ltd., 2.950%, 01/16/2026		1,010,000	1,045,108	0.36
DP World Ltd., 6.850%, 07/02/2037		940,000	1,238,450	0.42
DP World Salaam, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.750%), 6.000%, 10/01/2025[3]		2,015,000	2,201,387	0.75
First Abu Dhabi Bank PJSC, (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 4.138%), 4.500%, 04/05/2026[3]		780,000	820,966	0.28
Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040		800,000	785,799	0.27
Galaxy Pipeline Assets Bidco Ltd., 3.250%, 09/30/2040		705,000	700,764	0.24
MAF Sukuk Ltd., 4.638%, 05/14/2029		275,000	309,375	0.10
			8,137,185	2.77

Venezuela (Cost $8,318,882)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[6,7]		7,112,500	1,909,706	0.65
Petroleos de Venezuela S.A., 9.750%, 05/17/2035[6]		6,744,093	337,205	0.11
			2,246,911	0.76

Zambia (Cost $7,463,139)
First Quantum Minerals Ltd., 7.250%, 04/01/2023		3,755,000	3,823,341	1.30
First Quantum Minerals Ltd., 6.875%, 03/01/2026		2,740,000	2,853,025	0.97

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Zambia (continued)
First Quantum Minerals Ltd., 6.875%, 10/15/2027		1,100,000	$1,174,250	0.40
			7,850,616	2.67

Total Debt Securities (Cost $313,359,740)			286,008,063	97.25

Bank Loans

Brazil (Cost $2,100,000)
Samarco Mineracao S.A., 0.930%, 09/09/2018[7,11]		3,000,000	1,800,000	0.61
			1,800,000	0.61

Czech Republic (Cost $362,933)
New World Resources N.V., 8.500%, 10/07/2016[7,8]	EUR	702,275	—	—
			—	—

Ghana (Cost $2,143,182)
Karpower International B.V., 8.920%, 11/16/2023[11]		2,143,182	2,121,750	0.72
			2,121,750	0.72

Total Bank Loans (Cost $4,606,115)			3,921,750	1.33

	Currency[1]	Shares	Value	% of Net Assets

Equity Securities

Czech Republic (Cost $1,093,254)
New World Resources PLC, Class A*,8	GBP	36,580,138	$—	—
			—	—

Niger (Cost $877,496)
Savannah Energy PLC*,11	GBP	2,258,852	598,176	0.20
			598,176	0.20

Total Equity Securities (Cost $1,970,750)			598,176	0.20

Total Investments (Total Cost $319,936,605)			290,527,989	98.78

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			3,575,094	1.22

Net Assets			$294,103,083	100.00

*	Non-income producing security.
[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Step coupon bond. Rate as of October 31, 2021 is disclosed.
[3]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[5]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
[6]	Issuer has defaulted on terms of debt obligation.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

[7]	Maturity has been extended under the terms of a plan of reorganization.
[8]	Security has been deemed worthless and is a Level 3 investment.
[9]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.
[10]

Restricted security that has been deemed illiquid. At October 31, 2021 the value of these restricted illiquid securities amount to $0 or 0.00% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

New World Resources N.V., 0.0000%, 10/07/2020	10/7/2014	$—

[11]	Security is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2021, the Ashmore Emerging Markets Corporate Income Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/17/2021	Deutsche Bank	United States Dollar	1,759,605	Euro	1,521,274	$436

11/30/2021	State Street	United States Dollar	601,142	British Pound	435,000	5,814

Subtotal Appreciation						6,250

Total						$6,250

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Income Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$251,962,834	$—	$251,962,834
Corporate Convertible Bonds	—	10,427,509	—	10,427,509
Financial Certificates	—	7,659,929	—	7,659,929
Government Agencies	—	15,957,791	—	15,957,791

Total Debt Securities	—	286,008,063	—	286,008,063
Bank Loans
Brazil	—	—	1,800,000	1,800,000
Ghana	—	—	2,121,750	2,121,750

Total Bank Loans	—	—	3,921,750	3,921,750
Equity Securities
Common Stock
Niger	—	—	598,176	598,176

Total Common Stock	—	—	598,176	598,176

Total Investments	$—	$286,008,063	$4,519,926	$290,527,989

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$ 6,250	$ —	$ 6,250

Total Other Financial Instruments	$ —	$ 6,250	$ —	$ 6,250

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2021:

Category and Subcategory	Beginning Balance at 10/31/2020	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2021	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2021

Investments, at value
Bank Loans
Brazil	$1,350,000	$—	$—	$—	$—	$450,000	$—	$—	$1,800,000	$450,000
Ghana	2,865,000	—	—	(856,818)	—	113,568	—	—	2,121,750	113,568
Common Stock
Russian Federation	116,273	—	—	(211,405)	(443,951)	539,083	—	—	—	—
Niger	—	—	—	—	—	—	598,176	—	598,176	(279,320)
Total	$4,331,273	$—	$—	$(1,068,223)	$(443,951)	$1,102,651	$598,176	$—	$4,519,926	$284,248

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2021:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2021	Valuation Technique	Unobservable Input

Bank Loans	$3,921,750	Broker Quote	Inputs to broker model
Common Stock	598,176	Last traded price	Stale quoted market price

Total	$4,519,926

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 6,250

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 52,963

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (4,716)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $9,018,075)
IRSA Propiedades Comerciales S.A., 8.750%, 03/23/2023		4,770,000	$4,555,398	3.43
YPF S.A., (Step to 9.000% on 01/01/2023), 4.000%, 02/12/2026[2]		5,321,164	4,578,861	3.44
			9,134,259	6.87

Bahrain (Cost $1,865,530)
BBK BSC, 5.500%, 07/09/2024		1,770,000	1,831,702	1.38
			1,831,702	1.38

Belarus (Cost $1,517,643)
Eurotorg LLC Via Bonitron DAC, 9.000%, 10/22/2025		1,400,000	1,456,700	1.09
			1,456,700	1.09

Brazil (Cost $23,884,306)
Azul Investments LLP, 5.875%, 10/26/2024		3,950,000	3,663,665	2.75
Gol Finance S.A., 7.000%, 01/31/2025		3,370,000	3,035,561	2.28
InterCement Financial Operations B.V., 5.750%, 07/17/2024		8,500,000	7,894,460	5.94
Oi S.A., 10.000%, (100% Cash), 07/27/2025[3]		11,740,000	10,571,870	7.95
			25,165,556	18.92

China (Cost $49,929,706)
CFLD Cayman Investment Ltd., 8.625%, 02/28/2021[4,5]		600,000	206,100	0.16
CFLD Cayman Investment Ltd., 9.000%, 07/31/2021[4,5]		780,000	267,251	0.20
CFLD Cayman Investment Ltd., 8.600%, 04/08/2024		1,035,000	365,562	0.27
CFLD Cayman Investment Ltd., 8.050%, 01/13/2025		2,975,000	1,035,740	0.78
China Evergrande Group, 8.250%, 03/23/2022		5,721,000	1,563,858	1.18
China Evergrande Group, 10.000%, 04/11/2023		6,395,000	1,470,776	1.11
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022		4,000,000	1,175,250	0.88
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023		4,160,000	1,222,476	0.92
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023		1,510,000	442,519	0.33
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023		4,875,000	1,440,577	1.08
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		3,930,000	1,165,245	0.88
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025		4,280,000	1,302,065	0.98
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022		6,470,000	1,132,250	0.85
Radiance Capital Investments Ltd., 8.800%, 09/17/2023		1,600,000	1,455,119	1.09
Scenery Journey Ltd., 11.500%, 10/24/2022		1,890,000	359,096	0.27
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020[4,5]		2,640,000	704,880	0.53
			15,308,764	11.51

Ecuador (Cost $1,442,365)
Petroamazonas EP, 4.625%, 12/06/2021		1,445,016	1,432,372	1.08
			1,432,372	1.08

Ghana (Cost $1,021,115)
Tullow Oil PLC, 10.250%, 05/15/2026		965,000	1,016,628	0.76
			1,016,628	0.76

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
India (Cost $1,752,324)
Vedanta Resources Ltd., 6.375%, 07/30/2022		1,764,000	$1,749,888	1.32
			1,749,888	1.32

Indonesia (Cost $1,134,352)
Eterna Capital Pte. Ltd., 7.500%, (12% PIK), 12/11/2022[3]		118,804	89,675	0.07
Indika Energy Capital III Pte. Ltd., 5.875%, 11/09/2024		1,000,000	1,015,500	0.76
			1,105,175	0.83

Iraq (Cost $4,478,697)
DNO A.S.A., 8.375%, 05/29/2024[6]		3,863,000	4,007,863	3.01
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		550,331	550,331	0.42
			4,558,194	3.43

Jamaica (Cost $5,034,603)
Digicel Group Holdings Ltd., 7.000%, 11/18/2021[3]		115,191	104,824	0.08
Digicel Group Holdings Ltd., 10.000%, (60% PIK), 04/01/2024[3]		2,389,768	2,410,678	1.81
Digicel International Finance Ltd./Digicel International
Holdings Ltd., 8.750%, 05/25/2024		3,000,000	3,112,500	2.34
			5,628,002	4.23

Lebanon (Cost $58,414,883)
Lebanon (Rep of), 6.375%, 03/09/2020[4,5]		12,197,000	1,831,989	1.38
Lebanon (Rep of), 5.800%, 04/14/2020[4,5]		29,248,000	4,393,050	3.30
Lebanon (Rep of), 6.150%, 06/19/2020[4,5]		19,996,000	3,003,399	2.26
			9,228,438	6.94

Mexico (Cost $9,766,523)
Grupo Axo S.A.P.I. de C.V., 5.750%, 06/08/2026		1,025,000	1,045,500	0.79
Petroleos Mexicanos, 6.875%, 10/16/2025		8,043,000	8,785,851	6.60
			9,831,351	7.39

Poland (Cost $266,974)
Oriflame Investment Holding PLC, 5.125%, 05/04/2026		260,000	257,166	0.19
			257,166	0.19

Russian Federation (Cost $1,391,771)
PJSC Koks via IMH Capital DAC, 5.900%, 09/23/2025		1,300,000	1,372,410	1.03
			1,372,410	1.03

Saudi Arabia (Cost $5,372,065)
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		2,799,000	2,914,039	2.19
Dar Al-Arkan Sukuk Co. Ltd., 6.750%, 02/15/2025		2,575,000	2,713,509	2.04
			5,627,548	4.23

Singapore (Cost $4,931,830)
Puma International Financing S.A., 5.125%, 10/06/2024		5,400,000	5,429,700	4.08
			5,429,700	4.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Turkey (Cost $3,195,593)
KOC Holding A.S., 6.500%, 03/11/2025		545,000	$572,424	0.43
Turk Telekomunikasyon A.S., 6.875%, 02/28/2025		530,000	565,699	0.43
Turkiye Is Bankasi A.S., 6.000%, 10/24/2022		2,010,000	2,048,612	1.54
			3,186,735	2.40

Ukraine (Cost $5,326,822)
Metinvest B.V., 5.625%, 06/17/2025	EUR	940,000	1,149,122	0.86
Metinvest B.V., 8.500%, 04/23/2026		890,000	999,773	0.75
VF Ukraine PAT via VFU Funding PLC, 6.200%, 02/11/2025		2,995,000	3,092,337	2.33
			5,241,232	3.94

Venezuela (Cost $32,680,072)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[4,5]		37,855,500	10,164,202	7.64
			10,164,202	7.64

Zambia (Cost $5,829,435)
First Quantum Minerals Ltd., 7.250%, 04/01/2023		1,850,000	1,883,670	1.42
First Quantum Minerals Ltd., 6.500%, 03/01/2024		4,160,000	4,222,400	3.17
			6,106,070	4.59

Total Debt Securities (Cost $228,254,684)			124,832,092	93.85

Total Investments (Total Cost $228,254,684)			124,832,092	93.85

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			8,174,567	6.15

Net Assets			$133,006,659	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Step coupon bond. Rate as of October 31, 2021 is disclosed.
[3]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
[4]	Issuer has defaulted on terms of debt obligation.
[5]	Maturity has been extended under the terms of a plan of reorganization.
[6]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

At October 31, 2021, the Ashmore Emerging Markets Short Duration Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/17/2021	Deutsche Bank	United States Dollar	1,156,950	Euro	1,000,246	$286

Subtotal Appreciation						286

Total						$286

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$ 96,611,394	$—	$ 96,611,394
Financial Certificates	—	5,627,548	—	5,627,548
Government Agencies	—	13,364,712	—	13,364,712
Government Bonds	—	9,228,438	—	9,228,438

Total Debt Securities	—	124,832,092	—	124,832,092

Total Investments	$—	$124,832,092	$—	$124,832,092

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$286	$—	$286

Total Other Financial Instruments	$—	$286	$—	$286

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2021:

Category and Subcategory	Beginning Balance at 10/31/2020	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2021	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2021

Investments, at value

Bank Loans

Ukraine	$8,311,213	$11,412	$—	$(8,395,165)	$198,020	$(125,480)	$—	$—	$—	$—

Total	$8,311,213	$11,412	$—	$(8,395,165)	$198,020	$(125,480)	$—	$—	$—	$—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$286

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$58,286

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$286

*See note 10 in the Notes to the Financial Statements for the additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $5,202,962)
CSN Mineracao S.A.	BRL	896,200	$836,843	0.85
Hypera S.A.*	BRL	91,000	452,436	0.46
MercadoLibre, Inc.*		860	1,273,677	1.30
Petroleo Brasileiro S.A. ADR		50,478	495,694	0.51
Vale S.A. ADR		84,904	1,080,828	1.10
			4,139,478	4.22

China (Cost $25,961,634)
Alibaba Group Holding Ltd.*	HKD	75,000	1,551,696	1.58
Alibaba Group Holding Ltd. ADR*		12,764	2,105,294	2.15
ANTA Sports Products Ltd.	HKD	42,200	658,141	0.67
China International Capital Corp. Ltd., Class H2	HKD	899,200	2,232,324	2.28
JD.com, Inc. ADR*		20,669	1,617,969	1.65
JD.com, Inc., Class A*	HKD	92,600	3,636,943	3.71
Meituan, Class B*,2	HKD	63,600	2,218,710	2.26
NARI Technology Co. Ltd., Class A	CNH	174,000	1,058,555	1.08
NetEase, Inc.	HKD	133,400	2,609,008	2.66
NetEase, Inc. ADR		18,885	1,842,987	1.88
Tencent Holdings Ltd.	HKD	94,500	5,867,150	5.99
			25,398,777	25.91

Hong Kong (Cost $1,327,468)
AIA Group Ltd.	HKD	109,400	1,236,312	1.26
			1,236,312	1.26

Hungary (Cost $509,566)
OTP Bank Nyrt.*	HUF	9,533	572,170	0.58
			572,170	0.58

India (Cost $14,691,831)
Axis Bank Ltd.*	INR	232,698	2,312,584	2.36
HDFC Bank Ltd. ADR		40,054	2,880,283	2.94
ICICI Bank Ltd. ADR		155,208	3,282,649	3.35
Infosys Ltd. ADR		41,860	932,641	0.95
Maruti Suzuki India Ltd.	INR	20,142	2,014,771	2.05
Reliance Industries Ltd.	INR	84,970	2,866,413	2.92
Tata Consultancy Services Ltd.	INR	42,041	1,909,831	1.95
			16,199,172	16.52

Indonesia (Cost $1,535,861)
Bank Central Asia Tbk PT	IDR	3,263,000	1,722,002	1.76
			1,722,002	1.76

Mexico (Cost $8,324,153)
Cemex S.A.B. de C.V. ADR (Participation Certificate)*		304,767	1,959,652	2.00
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	214,000	1,354,911	1.38

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Mexico (continued)
Grupo Mexico S.A.B. de C.V., Series B	MXN	827,167	$3,628,799	3.70
Wal-Mart de Mexico S.A.B. de C.V.	MXN	366,800	1,279,382	1.31
			8,222,744	8.39

Panama (Cost $1,309,245)
Copa Holdings S.A., Class A*		17,124	1,266,491	1.29
			1,266,491	1.29

Peru (Cost $1,590,046)
Credicorp Ltd.		13,337	1,729,276	1.76
			1,729,276	1.76

Russian Federation (Cost $1,613,811)
LUKOIL PJSC ADR		20,029	2,039,397	2.08
			2,039,397	2.08

South Africa (Cost $3,939,549)
Anglo American Platinum Ltd.	ZAR	18,131	1,834,955	1.87
AngloGold Ashanti Ltd.	ZAR	30,627	566,433	0.58
FirstRand Ltd.	ZAR	110,086	418,499	0.43
Impala Platinum Holdings Ltd.	ZAR	33,163	430,818	0.44
Naspers Ltd., Class N	ZAR	2,949	501,760	0.51
			3,752,465	3.83

South Korea (Cost $10,622,434)
Hyundai Motor Co.	KRW	7,433	1,330,430	1.36
Kia Corp.	KRW	13,744	1,005,219	1.03
LG Chem Ltd.	KRW	791	566,798	0.58
LG Household & Health Care Ltd.	KRW	1,308	1,313,001	1.34
POSCO	KRW	5,455	1,379,039	1.41
Samsung Electronics Co. Ltd.	KRW	37,188	2,228,007	2.27
Shinhan Financial Group Co. Ltd.	KRW	47,055	1,534,493	1.56
			9,356,987	9.55

Taiwan (Cost $12,651,759)
Hon Hai Precision Industry Co. Ltd.	TWD	423,000	1,636,818	1.67
MediaTek, Inc.	TWD	34,000	1,124,028	1.15
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	379,021	8,021,086	8.18
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		16,003	1,819,541	1.86
Vanguard International Semiconductor Corp.	TWD	272,000	1,425,936	1.45
			14,027,409	14.31

Zambia (Cost $1,160,565)
First Quantum Minerals Ltd.	CAD	63,700	1,508,088	1.54
			1,508,088	1.54

Total Common Stocks (Cost $90,440,884)			91,170,768	93.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Preferred Stocks

Colombia (Cost $1,121,981)
Bancolombia S.A. ADR, 0.679%[3]		33,177	$1,192,050	1.22
			1,192,050	1.22

South Korea (Cost $1,007,726)
Samsung Electronics Co. Ltd., 2.172%[3]	KRW	17,709	972,024	0.99
			972,024	0.99

Total Preferred Stocks (Cost $2,129,707)			2,164,074	2.21

Total Investments (Total Cost $92,570,591)			93,334,842	95.21

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			4,695,655	4.79

Net Assets			$98,030,497	100.00

*	Non-income producing security.
[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2021, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	10.5%
Consumer Discretionary	18.3
Consumer Staples	2.6
Energy	5.5
Financials	20.9
Health Care	0.4
Industrials	2.4
Information Technology	20.5
Materials	14.1
Total Investments	95.2
Other Assets Less Liabilities	4.8
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments
Assets:
Common Stocks
Brazil	$4,139,478	$—	$—	$4,139,478
China	5,566,250	19,832,527	—	25,398,777
Hong Kong	—	1,236,312	—	1,236,312
Hungary	—	572,170	—	572,170
India	7,095,573	9,103,599	—	16,199,172
Indonesia	—	1,722,002	—	1,722,002
Mexico	8,222,744	—	—	8,222,744
Panama	1,266,491	—	—	1,266,491
Peru	1,729,276	—	—	1,729,276
Russian Federation	—	2,039,397	—	2,039,397
South Africa	—	3,752,465	—	3,752,465
South Korea	—	9,356,987	—	9,356,987
Taiwan	1,819,541	12,207,868	—	14,027,409
Zambia	1,508,088	—	—	1,508,088

Total Common Stocks	31,347,441	59,823,327	—	91,170,768
Preferred Stocks
Colombia	1,192,050	—	—	1,192,050
South Korea	—	972,024	—	972,024

Total Preferred Stocks	1,192,050	972,024	—	2,164,074

Total Investments	$32,539,491	$60,795,351	$—	$93,334,842

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$37,047

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(9,607)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets

Common Stocks

Brazil (Cost $1,109,418)
Arco Platform Ltd., Class A*		7,600	$129,580	1.13
Arezzo Industria e Comercio S.A.	BRL	12,000	157,128	1.37
Sinqia S.A.*	BRL	45,700	137,575	1.20
TOTVS S.A.	BRL	19,600	113,770	0.99
Vasta Platform Ltd.*		39,600	158,400	1.38
			696,453	6.07

China (Cost $1,963,731)
Baozun, Inc. ADR*		7,183	124,266	1.08
Chinasoft International Ltd.*	HKD	116,000	195,222	1.70
Fu Shou Yuan International Group Ltd.	HKD	271,000	233,090	2.03
Hefei Meiya Optoelectronic Technology, Inc., Class A	CNH	28,619	179,943	1.57
JNBY Design Ltd.	HKD	211,500	354,121	3.09
Noah Holdings Ltd. ADR*		5,300	225,303	1.96
Xiabuxiabu Catering Management China Holdings Co. Ltd.*,2	HKD	281,500	206,251	1.80
Yihai International Holding Ltd.*	HKD	26,000	153,154	1.33
			1,671,350	14.56

India (Cost $1,243,693)
Bajaj Consumer Care Ltd.	INR	49,446	153,085	1.34
Granules India Ltd.	INR	70,781	293,173	2.56
Indian Energy Exchange Ltd.[2]	INR	38,801	368,614	3.21
Prince Pipes & Fittings Ltd.	INR	12,251	119,159	1.04
PVR Ltd.*	INR	9,879	222,648	1.94
Quess Corp. Ltd.[2]	INR	30,956	358,465	3.12
Radico Khaitan Ltd.	INR	10,887	163,179	1.42
V-Mart Retail Ltd.*	INR	3,979	216,069	1.88
			1,894,392	16.51

Indonesia (Cost $174,200)
Ace Hardware Indonesia Tbk PT	IDR	1,902,500	189,504	1.65
			189,504	1.65

Malaysia (Cost $412,519)
My EG Services Bhd.	MYR	2,500,624	629,784	5.49
			629,784	5.49

Mexico (Cost $484,064)
Genomma Lab Internacional S.A.B. de C.V., Class B*	MXN	244,100	233,572	2.03
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR*		5,900	285,501	2.49
			519,073	4.52

Peru (Cost $297,196)
Alicorp S.A.A.	PEN	135,988	219,808	1.91
			219,808	1.91

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets

Russian Federation (Cost $549,441)
Detsky Mir PJSC[2]	RUB	119,910	$231,681	2.02
Fix Price Group Ltd. GDR[2]		23,083	201,053	1.75
HeadHunter Group PLC ADR		3,274	173,063	1.51
			605,797	5.28

South Africa (Cost $188,104)
Karooooo Ltd.*		6,718	236,474	2.06
			236,474	2.06

South Korea (Cost $2,083,400)
Dentium Co. Ltd.	KRW	6,367	378,456	3.30
Douzone Bizon Co. Ltd.	KRW	4,720	329,507	2.87
Hana Materials, Inc.	KRW	3,794	166,568	1.45
Hansol Chemical Co. Ltd.	KRW	1,271	359,693	3.13
Hugel, Inc.*	KRW	2,124	330,363	2.88
KoMiCo Ltd.	KRW	6,545	459,034	4.00
NHN KCP Corp.*	KRW	2,661	130,877	1.14
Park Systems Corp.	KRW	1,667	169,533	1.48
SKC Co. Ltd.	KRW	1,255	192,669	1.68
Tokai Carbon Korea Co. Ltd.	KRW	1,498	160,995	1.40
			2,677,695	23.33

Taiwan (Cost $1,593,890)
ASPEED Technology, Inc.	TWD	2,000	200,120	1.74
eCloudvalley Digital Technology Co. Ltd.	TWD	19,281	275,315	2.40
Nien Made Enterprise Co. Ltd.	TWD	8,000	110,234	0.96
Parade Technologies Ltd.	TWD	5,000	323,544	2.82
Poya International Co. Ltd.	TWD	20,510	366,991	3.20
Sensortek Technology Corp.	TWD	11,000	230,226	2.00
Sinbon Electronics Co. Ltd.	TWD	13,000	107,894	0.94
Sporton International, Inc.	TWD	18,900	153,380	1.34
Sunonwealth Electric Machine Industry Co. Ltd.	TWD	129,000	178,918	1.56
			1,946,622	16.96

Total Common Stocks (Cost $10,099,656)			11,286,952	98.34

Total Investments (Total Cost $10,099,656)			11,286,952	98.34
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			190,294	1.66

Net Assets			$11,477,246	100.00

*	Non-income producing security.
[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

At October 31, 2021, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets

Communication Services	1.9%
Consumer Discretionary	23.3
Consumer Staples	6.0
Financials	5.2
Health Care	10.8
Industrials	12.6
Information Technology	33.7
Materials	4.8

Total Investments	98.3
Other Assets Less Liabilities	1.7
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$ 696,453	$ —	$—	$ 696,453
China	349,569	1,321,781	—	1,671,350
India	—	1,894,392	—	1,894,392
Indonesia	—	189,504	—	189,504
Malaysia	—	629,784	—	629,784
Mexico	519,073	—	—	519,073
Peru	219,808	—	—	219,808
Russian Federation	374,116	231,681	—	605,797
South Africa	236,474	—	—	236,474
South Korea	—	2,677,695	—	2,677,695
Taiwan	—	1,946,622	—	1,946,622

Total Common Stocks	2,395,493	8,891,459	—	11,286,952

Total Investments	$2,395,493	$8,891,459	$—	$11,286,952

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $523,687)
Globant S.A.*		2,700	$861,813	1.07
			861,813	1.07

Bahrain (Cost $1,271,406)
Ahli United Bank BSC	KWD	1,635,875	1,590,073	1.98
			1,590,073	1.98

Cambodia (Cost $1,051,806)
NagaCorp. Ltd.	HKD	928,000	851,430	1.06
			851,430	1.06

Egypt (Cost $5,290,580)
Commercial International Bank Egypt S.A.E.*	EGP	487,594	1,583,266	1.97
E-Finance for Digital & Financial Investments*	EGP	802,725	1,093,975	1.36
Fawry for Banking & Payment Technology Services S.A.E.*	EGP	1,260,816	1,208,714	1.50
Fertiglobe PLC*	AED	2,297,688	1,851,587	2.31
			5,737,542	7.14

Georgia (Cost $973,839)
Georgia Capital PLC*	GBP	95,667	790,467	0.98
			790,467	0.98

Ghana (Cost $750,448)
Scancom PLC	GHS	4,242,442	844,997	1.05
			844,997	1.05

Iceland (Cost $416,219)
Islandsbanki HF*	ISK	632,379	617,088	0.77
			617,088	0.77

Kazakhstan (Cost $3,232,949)
Halyk Savings Bank of Kazakhstan JSC GDR[2]		46,590	838,620	1.04
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		65,078	1,171,974	1.46
Kaspi.KZ JSC GDR[2]		13,904	2,016,080	2.51
Kaspi.KZ JSC GDR (Registered)		4,584	664,281	0.83
NAC Kazatomprom JSC GDR		17,700	770,606	0.96
			5,461,561	6.80

Kenya (Cost $2,443,704)
Equity Group Holdings PLC*	KES	2,207,100	986,164	1.23
Safaricom PLC	KES	6,072,400	2,332,106	2.90
			3,318,270	4.13

Kuwait (Cost $1,883,947)
Humansoft Holding Co. K.S.C.	KWD	65,610	728,337	0.91
National Bank of Kuwait S.A.K.P.	KWD	470,283	1,546,268	1.92
			2,274,605	2.83

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Mauritius (Cost $1,224,460)
MCB Group Ltd.	MUR	183,685	$1,386,265	1.73
			1,386,265	1.73

Morocco (Cost $3,934,934)
Attijariwafa Bank	MAD	27,556	1,485,512	1.85
Itissalat Al-Maghrib	MAD	72,258	1,138,657	1.42
Label Vie	MAD	1,207	620,305	0.77
Vivo Energy PLC[2]	GBP	678,324	982,294	1.22
			4,226,768	5.26

Nigeria (Cost $36,002)
SEPLAT Energy PLC	NGN	20,000	25,813	0.03
			25,813	0.03

Pakistan (Cost $2,301,371)
Meezan Bank Ltd.	PKR	1,266,507	985,540	1.23
Systems Ltd.	PKR	483,790	1,945,607	2.42
			2,931,147	3.65

Peru (Cost $1,616,906)
Credicorp Ltd.		12,672	1,643,051	2.05
			1,643,051	2.05

Philippines (Cost $6,377,629)
Ayala Corp.	PHP	154,340	2,642,224	3.29
GT Capital Holdings, Inc.	PHP	99,170	1,110,436	1.38
Puregold Price Club, Inc.	PHP	1,411,900	1,183,246	1.48
Security Bank Corp.	PHP	274,860	659,700	0.82
SM Prime Holdings, Inc.	PHP	1,401,300	921,448	1.15
			6,517,054	8.12

Qatar (Cost $6,271,721)
Commercial Bank PSQC (The)	QAR	1,444,943	2,421,183	3.02
Industries Qatar QSC	QAR	140,855	614,161	0.76
Ooredoo QPSC	QAR	183,486	348,912	0.43
Qatar Electricity & Water Co. QSC	QAR	201,697	931,733	1.16
Qatar National Bank QPSC	QAR	491,675	2,768,330	3.45
			7,084,319	8.82

Romania (Cost $2,291,211)
Banca Transilvania S.A.	RON	2,478,571	1,453,466	1.81
BRD-Groupe Societe Generale S.A.	RON	242,586	1,046,564	1.30
			2,500,030	3.11

Saudi Arabia (Cost $2,239,347)
Al Hammadi Co. for Development and Investment	SAR	85,398	964,012	1.20
Saudi Kayan Petrochemical Co.*	SAR	147,928	803,688	1.00
Saudi National Bank (The)	SAR	67,923	1,193,647	1.49
			2,961,347	3.69

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Slovenia (Cost $486,585)
Nova Ljubljanska Banka dd GDR (Registered)	EUR	44,081	$760,537	0.95
			760,537	0.95

South Africa (Cost $1,147,815)
Anglo American Platinum Ltd.	ZAR	5,579	564,625	0.70
AngloGold Ashanti Ltd.	ZAR	21,452	396,745	0.50
			961,370	1.20

Tanzania (Cost $1,467,607)
Helios Towers PLC*	GBP	701,839	1,483,767	1.85
			1,483,767	1.85

United Arab Emirates (Cost $4,686,439)
ADNOC Drilling Co. PJSC*	AED	1,212,684	983,842	1.23
Dubai Islamic Bank PJSC	AED	803,514	1,119,725	1.39
Emaar Development PJSC*	AED	633,003	671,775	0.84
Emaar Properties PJSC	AED	1,183,200	1,294,039	1.61
First Abu Dhabi Bank PJSC	AED	328,054	1,591,495	1.98
			5,660,876	7.05

Vietnam (Cost $10,068,593)
Digiworld Corp.	VND	206,080	1,028,726	1.28
FPT Corp.	VND	798,398	3,402,672	4.24
Hoa Phat Group JSC	VND	1,035,684	2,600,236	3.24
Khang Dien House Trading and Investment JSC*	VND	252,260	565,725	0.70
Military Commercial Joint Stock Bank*	VND	611,279	766,506	0.96
Mobile World Investment Corp.	VND	460,399	2,660,442	3.31
Vietnam Dairy Products JSC	VND	252,306	1,005,907	1.25
Vingroup JSC*	VND	287,549	1,210,856	1.51
Vinhomes JSC[2]	VND	427,011	1,605,611	2.00
			14,846,681	18.49

Zambia (Cost $555,151)
First Quantum Minerals Ltd.	CAD	24,900	589,504	0.73
			589,504	0.73

Total Common Stocks (Cost $62,544,356)			75,926,375	94.54

Preferred Stocks

Colombia (Cost $1,411,612)
Bancolombia S.A. ADR, 0.679%[3]		44,753	1,607,975	2.00
			1,607,975	2.00

Total Preferred Stocks (Cost $1,411,612)			1,607,975	2.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Investment Companies

Vietnam Enterprise Investments Ltd., Class C *	GBP	150,833	$1,529,423	1.91
Total Investment Companies (Cost $1,478,010)			1,529,423	1.91

Total Investments (Total Cost $65,433,978)			79,063,773	98.45

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,246,710	1.55

Net Assets			$80,310,483	100.00

*	Non-income producing security.
[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2021, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	7.6%
Consumer Discretionary	7.9
Consumer Staples	3.5
Energy	2.2
Financials	42.6
Health Care	1.2
Industrials	5.4
Information Technology	10.5
Materials	8.5
Real Estate	7.8
Utilities	1.2
Total Investments	98.4
Other Assets Less Liabilities	1.6
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$861,813	$—	$—	$861,813
Bahrain	—	1,590,073	—	1,590,073
Cambodia	—	851,430	—	851,430
Egypt	2,945,562	2,791,980	—	5,737,542
Georgia	—	790,467	—	790,467
Ghana	844,997	—	—	844,997
Iceland	—	617,088	—	617,088
Kazakhstan	2,016,080	3,445,481	—	5,461,561
Kenya	—	3,318,270	—	3,318,270
Kuwait	—	2,274,605	—	2,274,605
Mauritius	—	1,386,265	—	1,386,265
Morocco	—	4,226,768	—	4,226,768
Nigeria	—	25,813	—	25,813
Pakistan	—	2,931,147	—	2,931,147
Peru	1,643,051	—	—	1,643,051
Philippines	—	6,517,054	—	6,517,054
Qatar	—	7,084,319	—	7,084,319
Romania	—	2,500,030	—	2,500,030
Saudi Arabia	—	2,961,347	—	2,961,347
Slovenia	—	760,537	—	760,537
South Africa	—	961,370	—	961,370
Tanzania	—	1,483,767	—	1,483,767
United Arab Emirates	983,842	4,677,034	—	5,660,876
Vietnam	—	14,846,681	—	14,846,681
Zambia	589,504	—	—	589,504

Total Common Stocks	9,884,849	66,041,526	—	75,926,375
Preferred Stocks
Colombia	1,607,975	—	—	1,607,975
Investment Companies
Vietnam	—	1,529,423	—	1,529,423

Total Investments	$11,492,824	$67,570,949	$—	$79,063,773

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$3,899

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $6,004,736)
Arco Platform Ltd., Class A*		50,800	$866,140	0.72
Arezzo Industria e Comercio S.A.	BRL	78,000	1,021,333	0.85
Lojas Renner S.A.	BRL	146,980	839,357	0.69
Notre Dame Intermedica Participacoes S.A.	BRL	106,700	1,213,368	1.00
Pagseguro Digital Ltd., Class A*		23,600	854,320	0.71
			4,794,518	3.97

China (Cost $35,893,638)
Angang Steel Co. Ltd., Class H	HKD	1,312,000	705,201	0.58
Angel Yeast Co. Ltd., Class A	CNH	158,600	1,379,222	1.14
ANTA Sports Products Ltd.	HKD	124,400	1,940,111	1.61
Baozun, Inc. ADR*		77,947	1,348,483	1.12
Chinasoft International Ltd.*	HKD	1,322,000	2,224,861	1.84
ENN Energy Holdings Ltd.	HKD	73,600	1,275,490	1.06
Hefei Meiya Optoelectronic Technology, Inc., Class A	CNH	309,696	1,947,229	1.61
JD.com, Inc. ADR*		33,236	2,601,714	2.16
LONGi Green Energy Technology Co. Ltd., Class A	CNH	97,541	1,483,096	1.23
Meituan, Class B*,2	HKD	107,100	3,736,225	3.09
NetEase, Inc. ADR		40,049	3,908,382	3.24
Prosus N.V.*	EUR	26,670	2,362,834	1.96
Shanghai Putailai New Energy Technology Co. Ltd., Class A	CNH	47,100	1,309,931	1.08
Sunny Optical Technology Group Co. Ltd.	HKD	45,800	1,235,094	1.02
Tencent Holdings Ltd.	HKD	60,800	3,774,844	3.13
WuXi AppTec Co. Ltd., Class H2	HKD	50,200	1,079,714	0.89
Xiabuxiabu Catering Management China Holdings Co. Ltd.*,2	HKD	1,661,000	1,216,987	1.01
Yihai International Holding Ltd.*	HKD	184,000	1,083,860	0.90
Yunnan Energy New Material Co. Ltd., Class A	CNH	56,021	2,544,201	2.11
			37,157,479	30.78

Hong Kong (Cost $1,580,491)
AIA Group Ltd.	HKD	164,000	1,853,337	1.54
			1,853,337	1.54

Hungary (Cost $714,790)
OTP Bank Nyrt.*	HUF	19,478	1,169,069	0.97
			1,169,069	0.97

India (Cost $11,421,473)
Eicher Motors Ltd.	INR	45,146	1,501,045	1.24
Granules India Ltd.	INR	383,109	1,586,826	1.31
HDFC Bank Ltd. ADR		37,240	2,677,928	2.22
ICICI Bank Ltd. ADR		211,607	4,475,488	3.71
Indian Energy Exchange Ltd.[2]	INR	109,582	1,041,043	0.86
Larsen & Toubro Ltd.	INR	34,692	820,695	0.68
Larsen & Toubro Ltd. GDR (Registered)		54,604	1,333,864	1.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
India (continued)
Mahindra & Mahindra Ltd.	INR	32,459	$384,453	0.32
Mahindra & Mahindra Ltd. GDR		176,956	2,122,510	1.76
PVR Ltd.*	INR	51,965	1,171,163	0.97
			17,115,015	14.18

Kazakhstan (Cost $2,011,023)
Kaspi.KZ JSC GDR[2]		15,032	2,179,640	1.81
Kaspi.KZ JSC GDR (Registered)		1,456	210,993	0.17
NAC Kazatomprom JSC GDR		27,909	1,215,076	1.01
			3,605,709	2.99

Malaysia (Cost $1,116,445)
My EG Services Bhd.	MYR	6,971,154	1,755,691	1.45
			1,755,691	1.45

Mexico (Cost $4,132,493)
Fomento Economico Mexicano S.A.B. de C.V. ADR		19,974	1,641,663	1.36
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	293,700	1,859,520	1.54
Grupo Mexico S.A.B. de C.V., Series B	MXN	294,337	1,291,263	1.07
			4,792,446	3.97

Poland (Cost $1,219,778)
Dino Polska S.A.*,2	PLN	15,398	1,375,725	1.14
			1,375,725	1.14

Russian Federation (Cost $6,951,050)
Fix Price Group Ltd. GDR[2]		315,547	2,748,414	2.28
HeadHunter Group PLC ADR		27,176	1,436,523	1.19
LUKOIL PJSC ADR		24,202	2,464,301	2.04
TCS Group Holding PLC GDR (Registered)		30,434	3,120,210	2.58
Yandex N.V., Class A*		14,800	1,226,032	1.02
			10,995,480	9.11

South Africa (Cost $1,031,976)
Naspers Ltd., Class N	ZAR	7,805	1,327,988	1.10
			1,327,988	1.10

South Korea (Cost $9,949,738)
Douzone Bizon Co. Ltd.	KRW	15,895	1,109,641	0.92
Hana Materials, Inc.	KRW	18,846	827,398	0.69
Hansol Chemical Co. Ltd.	KRW	11,280	3,192,237	2.64
Hugel, Inc.*	KRW	11,940	1,857,127	1.54
SK Hynix, Inc.	KRW	30,163	2,668,661	2.21
SK Materials Co. Ltd.	KRW	3,212	1,051,594	0.87
SKC Co. Ltd.	KRW	9,162	1,406,559	1.17
Tokai Carbon Korea Co. Ltd.	KRW	8,479	911,269	0.75
			13,024,486	10.79

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Taiwan (Cost $10,625,514)
ASPEED Technology, Inc.	TWD	13,000	$1,300,778	1.08
Delta Electronics, Inc.	TWD	109,000	963,959	0.80
Parade Technologies Ltd.	TWD	20,000	1,294,175	1.07
Sensortek Technology Corp.	TWD	58,000	1,213,920	1.01
Silergy Corp.	TWD	8,232	1,359,289	1.13
Sinbon Electronics Co. Ltd.	TWD	134,000	1,112,137	0.92
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	262,000	5,544,613	4.59
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		37,278	4,238,509	3.51
			17,027,380	14.11

Total Common Stocks (Cost $92,653,145)			115,994,323	96.10

Preferred Stocks

Brazil (Cost $1,127,933)
Gerdau S.A. ADR, 22.327%[3]		207,539	981,659	0.81
			981,659	0.81

South Korea (Cost $2,313,945)
LG Chem Ltd., 2.662%[3]	KRW	6,250	2,054,478	1.70
			2,054,478	1.70

Total Preferred Stocks (Cost $3,441,878)			3,036,137	2.51

Total Investments (Total Cost $96,095,023)			119,030,460	98.61

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,675,916	1.39

Net Assets			$120,706,376	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

At October 31, 2021, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	8.4%
Consumer Discretionary	19.9
Consumer Staples	4.5
Energy	3.0
Financials	15.4
Health Care	4.8
Industrials	4.6
Information Technology	24.9
Materials	12.0
Utilities	1.1
Total Investments	98.6
Other Assets Less Liabilities	1.4
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$ 4,794,518	$ —	$—	$ 4,794,518
China	7,858,579	29,298,900	—	37,157,479
Hong Kong	—	1,853,337	—	1,853,337
Hungary	—	1,169,069	—	1,169,069
India	7,153,416	9,961,599	—	17,115,015
Kazakhstan	2,179,640	1,426,069	—	3,605,709
Malaysia	—	1,755,691	—	1,755,691
Mexico	4,792,446	—	—	4,792,446
Poland	—	1,375,725	—	1,375,725
Russian Federation	5,410,969	5,584,511	—	10,995,480
South Africa	—	1,327,988	—	1,327,988
South Korea	—	13,024,486	—	13,024,486
Taiwan	4,238,509	12,788,871	—	17,027,380

Total Common Stocks	36,428,077	79,566,246	—	115,994,323
Preferred Stocks
Brazil	981,659	—	—	981,659
South Korea	—	2,054,478	—	2,054,478

Total Preferred Stocks	981,659	2,054,478	—	3,036,137

Total Investments	$37,409,736	$81,620,724	$—	$119,030,460

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$2,999

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $1,105,116)
Arco Platform Ltd., Class A*		9,800	$167,090	1.11
Arezzo Industria e Comercio S.A.	BRL	9,900	129,631	0.86
Lojas Renner S.A.	BRL	27,200	155,331	1.03
Notre Dame Intermedica Participacoes S.A.	BRL	19,500	221,749	1.48
StoneCo Ltd., Class A*		3,700	125,282	0.83
			799,083	5.31

China (Cost $3,944,430)
ANTA Sports Products Ltd.	HKD	15,000	233,936	1.55
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	CNH	32,800	212,652	1.41
Hefei Meiya Optoelectronic Technology, Inc., Class A	CNH	47,400	298,030	1.98
JD.com, Inc. ADR*		5,492	429,914	2.86
NetEase, Inc. ADR		4,150	404,998	2.69
Prosus N.V.*	EUR	4,103	363,506	2.42
Shanghai Putailai New Energy Technology Co. Ltd., Class A	CNH	9,400	261,430	1.74
Sunny Optical Technology Group Co. Ltd.	HKD	7,900	213,040	1.41
Tencent Holdings Ltd.	HKD	9,700	602,237	4.00
WuXi AppTec Co. Ltd., Class H2	HKD	12,580	270,574	1.80
Xiabuxiabu Catering Management China Holdings Co. Ltd.*,2	HKD	299,000	219,072	1.46
Yihai International Holding Ltd.*	HKD	38,000	223,841	1.49
Yunnan Energy New Material Co. Ltd., Class A	CNH	9,700	440,527	2.93
			4,173,757	27.74

Hong Kong (Cost $321,697)
AIA Group Ltd.	HKD	32,600	368,407	2.45
			368,407	2.45

Hungary (Cost $240,670)
OTP Bank Nyrt.*	HUF	5,576	334,671	2.23
			334,671	2.23

India (Cost $1,265,504)
Granules India Ltd.	INR	64,010	265,127	1.76
HDFC Bank Ltd. ADR		7,091	509,914	3.39
ICICI Bank Ltd. ADR		24,700	522,405	3.47
Mahindra & Mahindra Ltd. GDR		31,685	380,048	2.53
			1,677,494	11.15

Kazakhstan (Cost $129,320)
Kaspi.KZ JSC GDR[2]		3,127	453,415	3.01
			453,415	3.01

Malaysia (Cost $241,809)
My EG Services Bhd.	MYR	1,518,480	382,430	2.54
			382,430	2.54

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Shares	Value	% of Net Assets
Mexico (Cost $526,754)
Fomento Economico Mexicano S.A.B. de C.V. ADR		4,025	$330,815	2.20
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	47,200	298,840	1.99
			629,655	4.19

Russian Federation (Cost $860,517)
Fix Price Group Ltd. GDR[2]		56,671	493,604	3.28
HeadHunter Group PLC ADR		4,086	215,986	1.43
TCS Group Holding PLC GDR (Registered)		5,043	517,028	3.44
Yandex N.V., Class A*		3,500	289,940	1.93
			1,516,558	10.08

South Africa (Cost $163,546)
Naspers Ltd., Class N	ZAR	1,014	172,528	1.15
			172,528	1.15

South Korea (Cost $1,367,288)
Dentium Co. Ltd.	KRW	5,733	340,771	2.26
Douzone Bizon Co. Ltd.	KRW	4,344	303,258	2.02
Hansol Chemical Co. Ltd.	KRW	1,858	525,813	3.49
Hugel, Inc.*	KRW	1,907	296,612	1.97
SK Hynix, Inc.	KRW	2,935	259,673	1.73
			1,726,127	11.47

Taiwan (Cost $1,227,964)
ASPEED Technology, Inc.	TWD	2,000	200,120	1.33
Delta Electronics, Inc.	TWD	37,000	327,216	2.17
Parade Technologies Ltd.	TWD	4,000	258,835	1.72
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	27,000	571,391	3.80
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		7,444	846,383	5.63
			2,203,945	14.65

Total Common Stocks (Cost $11,394,615)			14,438,070	95.97

Preferred Stocks

South Korea (Cost $229,595)
LG Chem Ltd., 2.662%[3]	KRW	737	242,264	1.61
			242,264	1.61

Total Preferred Stocks (Cost $229,595)			242,264	1.61

Total Investments (Total Cost $11,624,210)			14,680,334	97.58

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			363,481	2.42

Net Assets			$15,043,815	100.00

*	Non-income producing security.
[1]	Local currency is United States Dollars unless otherwise noted below.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2021, the industry sectors for the Ashmore Emerging Markets Equity ESG Fund were:

Sector	Percentage of Net Assets
Communication Services	8.6%
Consumer Discretionary	18.2
Consumer Staples	3.7
Financials	20.0
Health Care	9.3
Industrials	3.4
Information Technology	23.2
Materials	11.2
Total Investments	97.6
Other Assets Less Liabilities	2.4
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity ESG Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$ 799,083	$ —	$—	$ 799,083
China	834,912	3,338,845	—	4,173,757
Hong Kong	—	368,407	—	368,407
Hungary	—	334,671	—	334,671
India	1,032,319	645,175	—	1,677,494
Kazakhstan	453,415	—	—	453,415
Malaysia	—	382,430	—	382,430
Mexico	629,655	—	—	629,655
Russian Federation	999,530	517,028	—	1,516,558
South Africa	—	172,528	—	172,528
South Korea	—	1,726,127	—	1,726,127
Taiwan	846,383	1,357,562	—	2,203,945
Total Common Stocks	5,595,297	8,842,773	—	14,438,070
Preferred Stocks
South Korea	—	242,264	—	242,264
Total Investments	$5,595,297	$9,085,037	$—	$14,680,334

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(1,692)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Bahrain (Cost $204,980)
BBK BSC, 5.500%, 07/09/2024		200,000	$206,972	2.01
			206,972	2.01

Brazil (Cost $200,000)
MercadoLibre, Inc., 2.375%, 01/14/2026		200,000	194,500	1.89
			194,500	1.89

Colombia (Cost $147,432)
Ecopetrol S.A., 4.125%, 01/16/2025		140,000	144,830	1.41
			144,830	1.41

Ecuador (Cost $11,165)
Petroamazonas EP, 4.625%, 12/06/2021		11,200	11,102	0.11
			11,102	0.11

India (Cost $535,799)
Greenko Solar Mauritius Ltd., 5.550%, 01/29/2025		200,000	203,668	1.98
Power Finance Corp. Ltd., 3.750%, 06/18/2024		331,000	345,974	3.36
			549,642	5.34

Indonesia (Cost $721,826)
Bank Rakyat Indonesia Persero Tbk PT, 3.950%, 03/28/2024		219,000	231,076	2.25
Indonesia Asahan Aluminium Persero PT, 5.230%, 11/15/2021		288,000	288,156	2.80
Indonesia Asahan Aluminium Persero PT, 5.710%, 11/15/2023		200,000	217,210	2.11
			736,442	7.16

Jordan (Cost $205,422)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		200,000	207,628	2.02
			207,628	2.02

Kuwait (Cost $547,401)
Al Ahli Bank of Kuwait KSCP, 3.500%, 04/05/2022		328,000	331,352	3.22
MEGlobal Canada ULC, 5.000%, 05/18/2025		200,000	218,968	2.13
			550,320	5.35

Mexico (Cost $811,790)
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		173,000	178,451	1.73
Grupo Axo S.A.P.I. de C.V., 5.750%, 06/08/2026		200,000	204,000	1.98
Petroleos Mexicanos, 6.875%, 10/16/2025		190,000	207,549	2.02
Trust Fibra Uno, 5.250%, 01/30/2026		200,000	219,000	2.13
			809,000	7.86

Morocco (Cost $327,009)
OCP S.A., 5.625%, 04/25/2024		310,000	334,054	3.25
			334,054	3.25

Oman (Cost $621,597)
Bank Muscat SAOG, 4.750%, 03/17/2026		200,000	205,716	2.00
National Bank of Oman SAOG, 5.625%, 09/25/2023		200,000	209,004	2.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Oman (continued)
Oztel Holdings SPC Ltd., 5.625%, 10/24/2023		200,000	$208,478	2.03
			623,198	6.06

Panama (Cost $204,482)
Banco Latinoamericano de Comercio Exterior S.A., 2.375%, 09/14/2025		200,000	203,000	1.97
			203,000	1.97

Peru (Cost $200,606)
Credicorp Ltd., 2.750%, 06/17/2025		200,000	203,829	1.98
			203,829	1.98

Poland (Cost $357,677)
GTC Aurora Luxembourg S.A., 2.250%, 06/23/2026	EUR	130,000	151,786	1.48
Oriflame Investment Holding PLC, 5.125%, 05/04/2026		200,000	197,820	1.92
			349,606	3.40

Russian Federation (Cost $773,814)
Credit Bank of Moscow Via CBOM Finance PLC, 3.875%, 09/21/2026[2]		200,000	194,240	1.89
Gazprom PJSC via Gaz Finance PLC, 2.950%, 04/15/2025	EUR	120,000	146,647	1.43
PJSC Koks via IMH Capital DAC, 5.900%, 09/23/2025		200,000	211,140	2.05
VEON Holdings B.V., 4.000%, 04/09/2025		200,000	207,164	2.01
			759,191	7.38

Saudi Arabia (Cost $1,100,192)
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		256,000	266,522	2.59
Dar Al-Arkan Sukuk Co. Ltd., 6.750%, 02/15/2025		200,000	210,758	2.05
SABIC Capital II B.V., 4.000%, 10/10/2023		317,000	334,572	3.25
Samba Funding Ltd., 2.750%, 10/02/2024		333,000	344,175	3.35
			1,156,027	11.24

Singapore (Cost $431,355)
GLP Pte. Ltd., 3.875%, 06/04/2025		200,000	207,524	2.02
Puma International Financing S.A., 5.125%, 10/06/2024		240,000	241,320	2.34
			448,844	4.36

South Africa (Cost $539,643)
Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024		314,000	336,263	3.27
Sasol Financing U.S.A. LLC, 5.875%, 03/27/2024		200,000	211,400	2.05
			547,663	5.32

Ukraine (Cost $435,775)
Metinvest B.V., 8.500%, 04/23/2026		200,000	224,668	2.18
VF Ukraine PAT via VFU Funding PLC, 6.200%, 02/11/2025		200,000	206,500	2.01
			431,168	4.19

United Arab Emirates (Cost $1,301,645)
Abu Dhabi Commercial Bank PJSC, 4.000%, 03/13/2023		213,000	221,646	2.15
ADCB Finance Cayman Ltd., 4.000%, 03/29/2023		214,000	222,689	2.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
United Arab Emirates (continued)
DIB Sukuk Ltd., 3.625%, 02/06/2023		200,000	$206,090	2.00
Fab Sukuk Co. Ltd., 3.625%, 03/05/2023		321,000	333,045	3.24
Mashreqbank PSC, 4.250%, 02/26/2024		322,000	341,642	3.32
			1,325,112	12.88

Total Debt Securities (Cost $9,679,610)			9,792,128	95.18

Total Investments (Total Cost $9,679,610)			9,792,128	95.18

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			495,625	4.82

Net Assets			$10,287,753	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2021, the Ashmore Emerging Markets Short Duration Select Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/17/2021	Morgan Stanley	United States Dollar	147,036	Euro	127,114	$ 44

Subtotal Appreciation						44

11/17/2021	Barclays	United States Dollar	153,192	Euro	132,687	(244)

Subtotal Depreciation						(244)

Total						$(200)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Select Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$8,220,334	$—	$8,220,334
Financial Certificates	—	1,016,415	—	1,016,415
Government Agencies	—	352,379	—	352,379
Municipal Bonds	—	203,000	—	203,000

Total Debt Securities	—	9,792,128	—	9,792,128

Total Investments	$—	$9,792,128	$—	$9,792,128

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$44	$—	$ 44
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(244)	—	(244)

Total Other Financial Instruments	$—	$(200)	$—	$(200)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 44

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(244)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$2,859

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (200)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Bahrain (Cost $246,005)
BBK BSC, 5.500%, 07/09/2024		240,000	$248,366	1.21
			248,366	1.21

Brazil (Cost $2,658,874)
Braskem Netherlands Finance B.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 8.220%), 8.500%, 01/23/2081[2]		200,000	222,652	1.09
Gerdau Trade, Inc., 4.875%, 10/24/2027		220,000	240,625	1.18
JBS Finance Luxembourg S.a.r.l., 3.625%, 01/15/2032		200,000	197,468	0.96
NBM U.S. Holdings, Inc., 7.000%, 05/14/2026		230,000	243,455	1.19
Petrobras Global Finance B.V., 6.875%, 01/20/2040		215,000	233,709	1.14
St Marys Cement, Inc., 5.750%, 01/28/2027		220,000	248,602	1.22
Suzano Austria GmbH, 5.000%, 01/15/2030		225,000	242,438	1.18
Suzano Austria GmbH, 7.000%, 03/16/2047		240,000	301,768	1.48
Vale Overseas Ltd., 8.250%, 01/17/2034		305,000	428,906	2.10
Votorantim Cimentos International S.A., 7.250%, 04/05/2041		200,000	262,940	1.29
			2,622,563	12.83

Chile (Cost $828,756)
Empresa Nacional del Petroleo, 5.250%, 11/06/2029		268,000	292,657	1.43
Enel Chile S.A., 4.875%, 06/12/2028		102,000	115,409	0.56
GNL Quintero S.A., 4.634%, 07/31/2029		216,476	233,145	1.14
VTR Comunicaciones S.p.A., 5.125%, 01/15/2028		161,000	167,037	0.82
			808,248	3.95

China (Cost $316,644)
Country Garden Holdings Co. Ltd., 8.000%, 01/27/2024		300,000	308,926	1.51
			308,926	1.51

Colombia (Cost $825,953)
Ecopetrol S.A., 6.875%, 04/29/2030		430,000	496,650	2.43
Transportadora de Gas Internacional S.A. ESP, 5.550%, 11/01/2028		275,000	308,347	1.51
			804,997	3.94

India (Cost $246,955)
Power Finance Corp. Ltd., 4.500%, 06/18/2029		240,000	254,331	1.24
			254,331	1.24

Indonesia (Cost $1,425,585)
Indonesia Asahan Aluminium Persero PT, 6.530%, 11/15/2028		200,000	240,400	1.18
Indonesia Asahan Aluminium Persero PT, 6.757%, 11/15/2048		200,000	257,850	1.26
Minejesa Capital B.V., 4.625%, 08/10/2030		385,000	396,550	1.94
Pertamina Persero PT, 6.500%, 11/07/2048		200,000	264,852	1.29
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.150%, 05/21/2048		200,000	246,862	1.21
			1,406,514	6.88

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Israel (Cost $1,173,917)
Bank Hapoalim B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.155%), 3.255%, 01/21/2032[2,3]		200,000	$199,754	0.98
Bank Leumi Le-Israel B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.631%), 3.275%, 01/29/2031[2,3]		245,000	246,837	1.21
Leviathan Bond Ltd., 6.750%, 06/30/2030[3]		190,000	208,288	1.02
Mizrahi Tefahot Bank Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.250%), 3.077%, 04/07/2031[2,3]		310,000	309,380	1.51
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		200,000	219,000	1.07
			1,183,259	5.79

Kazakhstan (Cost $487,873)
KazMunayGas National Co. JSC, 6.375%, 10/24/2048		211,000	271,148	1.33
Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030		200,000	200,528	0.98
			471,676	2.31

Kuwait (Cost $772,130)
MEGlobal Canada ULC, 5.875%, 05/18/2030		200,000	242,840	1.19
NBK Tier 1 Financing 2 Ltd., (Variable, USD Swap 6Y + 2.832%), 4.500%, 08/27/2025[2]		310,000	318,363	1.56
Nbk Tier 2 Ltd., (Variable, U.S. Treasury Yield Curve Rate
CMT 5Y + 2.108%), 2.500%, 11/24/2030[2]		200,000	200,453	0.98
			761,656	3.73

Mexico (Cost $2,854,321)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		205,000	268,552	1.31
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		173,000	178,451	0.87
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 04/17/2025		220,000	243,100	1.19
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[2]		200,000	206,300	1.01
CIBANCO S.A. Institucion de Banca Multiple Trust CIB/3332, 4.375%, 07/22/2031[3]		200,000	191,520	0.94
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		256,215	291,086	1.42
Corp. Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 05/13/2031		300,000	291,000	1.42
Infraestructura Energetica Nova S.A.B. de C.V., 4.750%, 01/15/2051		275,000	280,814	1.37
Mexico Generadora de Energia S. de r.l., 5.500%, 12/06/2032		207,529	230,359	1.13
Petroleos Mexicanos, 7.690%, 01/23/2050		450,000	429,750	2.10
Trust Fibra Uno, 6.390%, 01/15/2050		290,000	338,215	1.66
			2,949,147	14.42

Panama (Cost $803,381)
AES Panama Generation Holdings SRL, 4.375%, 05/31/2030		290,000	299,042	1.46
C&W Senior Financing DAC, 6.875%, 09/15/2027		200,000	210,750	1.03
Cable Onda S.A., 4.500%, 01/30/2030		280,000	290,430	1.42
			800,222	3.91

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Peru (Cost $927,261)
Banco Internacional del Peru S.A.A. Interbank, 3.250%, 10/04/2026		190,000	$194,598	0.95
InRetail Consumer, 3.250%, 03/22/2028		250,000	245,675	1.20
Minsur S.A., 4.500%, 10/28/2031[3]		200,000	197,300	0.97
Southern Copper Corp., 6.750%, 04/16/2040		200,000	277,750	1.36
			915,323	4.48

Poland (Cost $209,838)
GTC Aurora Luxembourg S.A., 2.250%, 06/23/2026	EUR	175,000	204,327	1.00
			204,327	1.00

Qatar (Cost $810,602)
Doha Finance Ltd., 2.375%, 03/31/2026		400,000	404,694	1.98
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 1.475%, 02/07/2025		400,000	404,473	1.98
			809,167	3.96

Romania (Cost $309,359)
NE Property B.V., 1.875%, 10/09/2026	EUR	275,000	327,482	1.60
			327,482	1.60

Russian Federation (Cost $804,264)
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 5.416%), 7.500%, 10/05/2027[2]		245,000	248,062	1.21
Gazprom PJSC Via Gaz Capital S.A., 8.625%, 04/28/2034		100,000	143,840	0.71
Lukoil Securities B.V., 3.875%, 05/06/2030		200,000	207,600	1.02
VEON Holdings B.V., 4.000%, 04/09/2025		200,000	207,164	1.01
			806,666	3.95

Saudi Arabia (Cost $845,010)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		304,673	363,384	1.78
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		200,000	208,220	1.02
Saudi Electricity Global Sukuk Co. 3, 5.500%, 04/08/2044		230,000	293,823	1.43
			865,427	4.23

Singapore (Cost $455,827)
DBS Group Holdings Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.915%), 3.300%, 02/27/2025[2]		250,000	253,768	1.24
GLP Pte. Ltd., 3.875%, 06/04/2025		200,000	207,524	1.02
			461,292	2.26

South Africa (Cost $965,968)
AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028		200,000	198,771	0.97
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 05/15/2029		290,000	335,965	1.64
Prosus N.V., 3.680%, 01/21/2030		200,000	205,641	1.01
Sasol Financing U.S.A. LLC, 5.875%, 03/27/2024		200,000	211,400	1.04
			951,777	4.66

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Thailand (Cost $532,376)
Bangkok Bank PCL, 9.025%, 03/15/2029		190,000	$258,925	1.27
PTTEP Treasury Center Co. Ltd., 3.903%, 12/06/2059		250,000	258,118	1.26
			517,043	2.53

Ukraine (Cost $383,246)
Ukraine (Rep of), 9.750%, 11/01/2028		339,000	393,443	1.92
			393,443	1.92

United Arab Emirates (Cost $1,233,862)
Aldar Sukuk No. 2 Ltd., 3.875%, 10/22/2029		225,000	243,225	1.19
DIB Sukuk Ltd., 2.950%, 01/16/2026		200,000	206,952	1.01
DP World Crescent Ltd., 3.750%, 01/30/2030		361,000	380,927	1.87
First Abu Dhabi Bank PJSC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.138%), 4.500%, 04/05/2026[2]		200,000	210,504	1.03
Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040		200,000	196,450	0.96
			1,238,058	6.06

Total Debt Securities (Cost $20,118,007)			20,109,910	98.37

Total Investments in Securities (Cost $20,118,007)			20,109,910	98.37

Total Investments (Total Cost $20,118,007)			20,109,910	98.37

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			334,106	1.63

Net Assets			$20,444,016	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2021, the Ashmore Emerging Markets Investment Grade Income Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/17/2021	Citibank	United States Dollar	542,795	Euro	469,167	$259

Subtotal Appreciation						259

Total						$259

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Investment Grade Income Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$16,376,322	$—	$16,376,322
Corporate Convertible Bonds	—	962,271	—	962,271
Financial Certificates	—	1,737,620	—	1,737,620
Government Agencies	—	640,254	—	640,254
Government Bonds	—	393,443	—	393,443

Total Debt Securities	—	20,109,910	—	20,109,910

Total Investments	$—	$20,109,910	$—	$20,109,910

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$259	$—	$259

Total Other Financial Instruments	$—	$259	$—	$259

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$259

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$18,225

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (4,529)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $1,956,584)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[2]		290,000	$285,111	3.04
JSM Global S.a.r.l., 4.750%, 10/20/2030		230,000	219,077	2.34
Klabin Austria GmbH, 7.000%, 04/03/2049		230,000	265,501	2.84
MARB BondCo PLC, 3.950%, 01/29/2031		300,000	285,348	3.05
Oi S.A., 10.000%, (100% Cash), 07/27/2025[3]		290,000	261,145	2.79
Suzano Austria GmbH, 7.000%, 03/16/2047		200,000	251,473	2.69
Votorantim Cimentos International S.A., 7.250%, 04/05/2041		210,000	276,087	2.95
			1,843,742	19.70

China (Cost $1,690,336)
Central China Real Estate Ltd., 7.250%, 08/13/2024		300,000	136,350	1.46
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023		280,000	82,056	0.88
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025		280,000	85,182	0.91
Radiance Capital Investments Ltd., 8.800%, 09/17/2023		290,000	263,740	2.82
Sunac China Holdings Ltd., 7.500%, 02/01/2024		260,000	192,387	2.05
Zhenro Properties Group Ltd., 7.875%, 04/14/2024		290,000	205,488	2.20
			965,203	10.32

Ecuador (Cost $281,178)
International Airport Finance S.A., 12.000%, 03/15/2033		286,638	311,635	3.33
			311,635	3.33

Israel (Cost $296,403)
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/2036		270,000	288,997	3.09
			288,997	3.09

Jamaica (Cost $261,381)
Digicel Group Holdings Ltd., 10.000%, (59% PIK), 04/01/2024[3]		273,050	275,439	2.94
			275,439	2.94

Kuwait (Cost $533,516)
MEGlobal Canada ULC, 5.875%, 05/18/2030		200,000	242,840	2.59
Nbk Tier 2 Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.108%), 2.500%, 11/24/2030[2]		290,000	290,657	3.11
			533,497	5.70

Mexico (Cost $1,646,819)
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.760%), 8.375%, 10/14/2030[2]		260,000	303,940	3.25
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[2]		240,000	247,560	2.65
Braskem Idesa S.A.P.I., 7.450%, 11/15/2029		300,000	318,284	3.40
Cemex S.A.B. de C.V., 3.875%, 07/11/2031		290,000	291,073	3.11
Orbia Advance Corp. S.A.B. de C.V., 5.875%, 09/17/2044		200,000	244,530	2.61

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
Mexico (continued)
Trust Fibra Uno, 6.390%, 01/15/2050		220,000	$256,577	2.74
			1,661,964	17.76

Poland (Cost $205,721)
Oriflame Investment Holding PLC, 5.125%, 05/04/2026		200,000	197,820	2.11
			197,820	2.11

Qatar (Cost $283,898)
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 1.475%, 02/07/2025		280,000	283,131	3.03
			283,131	3.03

Romania (Cost $208,043)
NE Property B.V., 1.875%, 10/09/2026	EUR	170,000	202,443	2.16
			202,443	2.16

Russian Federation (Cost $585,017)
Sovcombank Via SovCom Capital DAC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.427%), 8.000%, 04/07/2030[2]		270,000	289,279	3.09
VEON Holdings B.V., 3.375%, 11/25/2027		290,000	290,815	3.11
			580,094	6.20

Singapore (Cost $212,114)
GLP Pte. Ltd., 3.875%, 06/04/2025		200,000	207,525	2.22
			207,525	2.22

South Africa (Cost $238,974)
MTN Mauritius Investments Ltd., 6.500%, 10/13/2026		210,000	237,825	2.54
			237,825	2.54

Turkey (Cost $198,418)
Zorlu Yenilenebilir Enerji A.S., 9.000%, 06/01/2026		200,000	186,612	1.99
			186,612	1.99

Ukraine (Cost $239,702)
VF Ukraine PAT via VFU Funding PLC, 6.200%, 02/11/2025		230,000	237,475	2.54
			237,475	2.54

United Arab Emirates (Cost $968,416)
Aldar Sukuk No. 2 Ltd., 3.875%, 10/22/2029		220,000	237,820	2.54
DIB Sukuk Ltd., 2.950%, 01/16/2026		240,000	248,342	2.65
DP World Ltd., 6.850%, 07/02/2037		200,000	263,500	2.82

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

	Currency[1]	Par	Value	% of Net Assets
United Arab Emirates (continued)
DP World Salaam, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.750%), 6.000%, 10/01/2025[2]		200,000	$218,500	2.34
			968,162	10.35

Total Debt Securities (Cost $9,806,520)			8,981,564	95.98

Total Investments in Securities (Cost $9,806,520)			8,981,564	95.98

Total Investments (Total Cost $9,806,520)			8,981,564	95.98

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			376,105	4.02

Net Assets			$9,357,669	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[3]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

Percentages shown are based on net assets.

At October 31, 2021, the Ashmore Emerging Markets Corporate Income ESG Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/17/2021	Citibank	United States Dollar	198,382	Euro	171,472	$95

Subtotal Appreciation						95

Total						$95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Income ESG Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$7,442,271	$—	$7,442,271
Corporate Convertible Bonds	—	551,500	—	551,500
Financial Certificates	—	987,793	—	987,793

Total Debt Securities	—	8,981,564	—	8,981,564

Total Investments	$—	$8,981,564	$—	$8,981,564

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$95	$—	$95

Total Other Financial Instruments	$—	$95	$—	$95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2021

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$95

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$4,465

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$95

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2021

1.	Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end management investment company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes twelve funds as of October 31, 2021, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund and Ashmore Emerging Markets Corporate Income ESG Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. On February 26, 2021, the Trust launched the Ashmore Emerging Markets Corporate Income ESG Fund by offering Class A, Class C and Institutional Class shares of the Fund.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict of interest if a related party is invested in a Fund and that party’s interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust (i) being Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2.	Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of hard to value investments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities for which the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund’s non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States Dollar are converted to the United States Dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States Dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information,

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

For Funds that use fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method, net of any applicable tax withholding. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from foreign currency exchange transactions.

(g) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds may enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(h) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(i) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2021, all inflation-indexed bonds were shown on the Schedule of Investments with their original par and stated coupon rate.

(j) Credit-Linked Notes

Certain Funds may invest in credit-linked notes to provide exposure to the high yield or another fixed income market. The value of a credit-linked note is based on the price movements of a particular credit, known as a reference credit. Credit-linked notes that a Fund invests in are typically listed instruments that typically provide the same return as the underlying reference credit. A Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

3.	Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4.	Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

5.	Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. For the year ended October 31, 2021, there were interest payments made by Ashmore Emerging Markets Total Return Fund in the amount of $10,697. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

The following is a summary by counterparty of the market value of reverse repurchase agreements and collateral pledged as of October 31, 2021:

Ashmore Emerging Markets Total Return Fund
Counterparty	Maturity Date	Payable for Reverse Repurchase Agreements	Collateral Pledged

Barclays	Open	$795,425	$879,032
ING	11/4/21	4,183,200	4,531,114
JP Morgan	Open	1,434,982	1,669,690

Total		$6,413,607	$7,079,836

Securities with an aggregate market value of $7,079,836 have been pledged as collateral in respect of reverse repurchase agreements as of October 31, 2021, and are included within investments in securities in the Statement of Assets and Liabilities. The actual collateral exceeds the payable for reverse repurchase agreements.

For the seventy-two days that reverse repurchase agreements were outstanding during the year ended year ended October 31, 2021, the average amount outstanding was $1,325,390 at a weighted average interest rate of 0.20%.

6.	Capital share transactions

Transactions in Class A shares for the year ended October 31, 2021, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	384,909	$2,729,205	56,093	$399,841	(1,069,961)	$(7,633,080)	(628,959)	$(4,504,034)
Ashmore Emerging Markets Local Currency Bond Fund	5,341	38,643	—	—	(31,147)	(229,347)	(25,806)	(190,704)
Ashmore Emerging Markets Corporate Income Fund	596,031	4,764,320	55,076	437,597	(658,376)	(5,214,779)	(7,269)	(12,862)
Ashmore Emerging Markets Short Duration Fund	216,716	1,655,802	99,249	771,888	(1,951,638)	(15,144,920)	(1,635,673)	(12,717,230)
Ashmore Emerging Markets Active Equity Fund	4,702	62,739	1,367	17,287	(23,460)	(293,739)	(17,391)	(213,713)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Small-Cap Equity Fund	2,647	$38,225	—	$—	(17,044)	$(250,882)	(14,397)	$(212,657)
Ashmore Emerging Markets Frontier Equity Fund	179,589	1,707,937	524	4,697	(20,139)	(170,098)	159,974	1,542,536
Ashmore Emerging Markets Equity Fund	191,097	3,143,529	1,562	23,482	(68,277)	(1,151,226)	124,382	2,015,785
Ashmore Emerging Markets Equity ESG Fund	—	1	1	7	—	—	1	8
Ashmore Emerging Markets Short Duration Select Fund	—	1	4	36	—	—	4	37
Ashmore Emerging Markets Investment Grade Income Fund	—	—	3	28	—	—	3	28
Ashmore Emerging Markets Corporate Income ESG Fund	100	1,000	3	25	—	—	103	1,025

Transactions in Class C shares for the year ended October 31, 2021, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	43,516	$310,825	13,852	$98,283	(270,589)	$(1,917,622)	(213,221)	$(1,508,514)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—	—	(717)	(5,053)	(717)	(5,053)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Income Fund	140,265	$1,112,010	27,549		$218,410	(394,926)	$(3,138,774)	(227,112)	$(1,808,354)
Ashmore Emerging Markets Short Duration Fund	7,258	54,685	10,852		80,634	(48,938)	(361,136)	(30,828)	(225,817)
Ashmore Emerging Markets Active Equity Fund	—	2	—	*	5	—	—	—	7
Ashmore Emerging Markets Small-Cap Equity Fund	—	339	—		—	(1,571)	(23,760)	(1,571)	(23,421)
Ashmore Emerging Markets Frontier Equity Fund	3,543	32,356	40		312	(24,143)	(202,731)	(20,560)	(170,063)
Ashmore Emerging Markets Equity Fund	6,789	110,349	2		32	(119)	(1,844)	6,672	108,537
Ashmore Emerging Markets Equity ESG Fund	—	2	—		7	—	—	—	9
Ashmore Emerging Markets Short Duration Select Fund	—	1	3		29	—	—	3	30
Ashmore Emerging Markets Investment Grade Income Fund	—	—	2		22	—	—	2	22
Ashmore Emerging Markets Corporate Income ESG Fund	100	1,000	2		21	—	—	102	1,021

*	Amount rounds to less than 0.5 shares.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Transactions in Institutional Class shares for the year ended October 31, 2021, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	49,093,162	$354,306,215	8,057,330	$58,073,860	(53,547,100)	$(384,508,725)	3,603,392	$27,871,350
Ashmore Emerging Markets Local Currency Bond Fund	488,115	3,814,234	—	—	(3,561,069)	(27,230,081)	(3,072,954)	(23,415,847)
Ashmore Emerging Markets Corporate Income Fund	11,450,481	95,050,634	980,096	8,110,557	(10,439,616)	(86,179,554)	1,990,961	16,981,637
Ashmore Emerging Markets Short Duration Fund	3,680,994	28,141,184	1,299,214	9,923,146	(45,983,702)	(347,426,259)	(41,003,494)	(309,361,929)
Ashmore Emerging Markets Active Equity Fund	2,580,352	34,011,500	46,121	589,118	(2,206,032)	(29,825,574)	420,441	4,775,044
Ashmore Emerging Markets Small-Cap Equity Fund	82,454	1,566,505	—	—	(50,504)	(921,337)	31,950	645,168
Ashmore Emerging Markets Frontier Equity Fund	1,566,026	15,957,063	40,665	423,758	(1,488,253)	(14,600,311)	118,438	1,780,510
Ashmore Emerging Markets Equity Fund	3,070,314	48,875,902	84,075	1,221,605	(2,476,645)	(39,876,628)	677,744	10,220,879
Ashmore Emerging Markets Equity ESG Fund	—	—	5,311	74,673	—	(3)	5,311	74,670
Ashmore Emerging Markets Short Duration Select Fund	—	4,911	36,985	379,992	—	(1)	36,985	384,902
Ashmore Emerging Markets Investment Grade Income Fund	—	—	59,541	601,809	—	—	59,541	601,809

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Income ESG Fund	999,800	$9,998,000	26,894	$263,131	—	$—	1,026,694	$10,261,131

Transactions in Class A shares for the year ended October 31, 2020, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	697,487	$4,987,088	62,116	$428,702	(706,867)	$(5,015,573)	52,736	$400,217
Ashmore Emerging Markets Local Currency Bond Fund	—	—	136	1,011	(7,189)	(42,129)	(7,053)	(41,118)
Ashmore Emerging Markets Corporate Income Fund	973,657	7,475,101	64,503	481,206	(1,240,230)	(9,095,954)	(202,070)	(1,139,647)
Ashmore Emerging Markets Short Duration Fund	2,361,271	18,562,319	472,177	3,827,647	(12,504,193)	(98,146,581)	(9,670,745)	(75,756,615)
Ashmore Emerging Markets Active Equity Fund	158,335	1,461,855	475	4,960	(33,025)	(332,637)	125,785	1,134,178
Ashmore Emerging Markets Small-Cap Equity Fund	5,426	48,329	—	—	(123,432)	(844,871)	(118,006)	(796,542)
Ashmore Emerging Markets Frontier Equity Fund	105,675	875,409	438	2,960	(884,119)	(7,187,717)	(778,006)	(6,309,348)
Ashmore Emerging Markets Equity Fund	102,459	1,065,643	153	1,798	(53,354)	(596,967)	49,258	470,474

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed		Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Equity ESG Fund	100	$1,000	—		$—	—	$—	**	100	$1,000
Ashmore Emerging Markets Short Duration Select Fund	99	1,000	2		12	—	—		101	1,012
Ashmore Emerging Markets Investment Grade Income Fund	100	1,000	—	*	2	—	—		100	1,002

**	Amount rounds to less than $0.5.
*	Amount rounds to less than 0.5 shares.

Transactions in Class C shares for the year ended October 31, 2020, were as follows:

Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	56,572		$389,027	20,123		$138,773	(232,421)	$(1,609,046)	(155,726)	$(1,081,246)
Ashmore Emerging Markets Local Currency Bond Fund	—		—	13		93	(3,239)	(22,120)	(3,226)	(22,027)
Ashmore Emerging Markets Corporate Income Fund	139,346		1,103,488	51,137		379,687	(555,172)	(4,054,823)	(364,689)	(2,571,648)
Ashmore Emerging Markets Short Duration Fund	133,326		926,449	12,008		91,118	(198,069)	(1,464,588)	(52,735)	(447,021)
Ashmore Emerging Markets Active Equity Fund	—	*	2	—	*	1	(1,059)	(12,001)	(1,059)	(11,998)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares		Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Small-Cap Equity Fund	—	*	$343	—		$—	(3,762)	$(29,650)	(3,762)		$(29,307)
Ashmore Emerging Markets Frontier Equity Fund	16,040		113,582	234		1,529	(13,323)	(93,921)	2,951		21,190
Ashmore Emerging Markets Equity Fund	—	*	2	—		—	—	—	—	*	2
Ashmore Emerging Markets Equity ESG Fund	100		1,002	—		—	—	—	100		1,002
Ashmore Emerging Markets Short Duration Select Fund	99		1,000	2		10	—	—	101		1,010
Ashmore Emerging Markets Investment Grade Income Fund	100		1,000	—	*	2	—	—	100		1,002

*	Amount rounds to less than 0.5 shares.

Transactions in Institutional Class shares for the year ended October 31, 2020, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	61,621,367	$425,771,462	9,211,953	$64,665,899	(92,458,351)	$(628,466,559)	(21,625,031)	$(138,029,198)
Ashmore Emerging Markets Local Currency Bond Fund	808,852	5,707,063	64,929	503,201	(2,487,097)	(17,794,777)	(1,613,316)	(11,584,513)
Ashmore Emerging Markets Corporate Income Fund	14,558,538	115,713,958	1,217,687	9,454,112	(36,252,496)	(268,373,932)	(20,476,271)	(143,205,862)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Short Duration Fund	39,487,241	$314,827,622	3,845,955	$30,504,449	(118,966,345)	$(884,576,492)	(75,633,149)	$(539,244,421)
Ashmore Emerging Markets Active Equity Fund	9,760,762	102,078,960	20,206	216,279	(4,514,931)	(45,652,721)	5,266,037	56,642,518
Ashmore Emerging Markets Small-Cap Equity Fund	50,865	494,093	—	—	(1,836,184)	(19,784,023)	(1,785,319)	(19,289,930)
Ashmore Emerging Markets Frontier Equity Fund	1,207,464	9,749,172	60,407	473,827	(3,488,868)	(27,575,140)	(2,220,997)	(17,352,141)
Ashmore Emerging Markets Equity Fund	4,250,973	39,896,823	10,447	119,843	(989,105)	(9,253,620)	3,272,315	30,763,046
Ashmore Emerging Markets Equity ESG Fund	999,800	9,998,000	29	298	—	(2)	999,829	9,998,296
Ashmore Emerging Markets Short Duration Select Fund	999,800	9,998,000	13,220	134,367	—	—	1,013,020	10,132,367
Ashmore Emerging Markets Investment Grade Income Fund	1,999,800	19,998,000	5,250	52,098	—	—	2,005,050	20,050,098

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

7.	Investment transactions

For the year ended October 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$670,178,864	$688,360,335
Ashmore Emerging Markets Local Currency Bond Fund	2,882,335	24,297,210
Ashmore Emerging Markets Corporate Income Fund	227,182,211	217,891,716
Ashmore Emerging Markets Short Duration Fund	68,772,386	382,068,738
Ashmore Emerging Markets Active Equity Fund	190,065,689	186,220,123
Ashmore Emerging Markets Small-Cap Equity Fund	8,119,099	8,085,066
Ashmore Emerging Markets Frontier Equity Fund	57,763,653	55,515,158
Ashmore Emerging Markets Equity Fund	94,760,688	85,885,850
Ashmore Emerging Markets Equity ESG Fund	7,952,459	8,197,101
Ashmore Emerging Markets Short Duration Select Fund	5,506,722	4,351,558
Ashmore Emerging Markets Investment Grade Income Fund	9,554,330	8,692,853
Ashmore Emerging Markets Corporate Income ESG Fund	11,385,250	1,468,941

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs. At October 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in Thousands	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Ashmore Emerging Markets Total Return Fund	$ 37,952,973	$ (208,920,680)	$ (170,967,707)	$ 1,334,144,031
Ashmore Emerging Markets Local Currency Bond Fund	230,440	(871,836)	(641,396)	7,359,189
Ashmore Emerging Markets Corporate Income Fund	9,506,351	(40,546,884)	(31,040,533)	321,574,772
Ashmore Emerging Markets Short Duration Fund	3,684,389	(108,702,297)	(105,017,908)	229,850,286
Ashmore Emerging Markets Active Equity Fund	2,960,120	(4,608,666)	(1,648,546)	94,983,388
Ashmore Emerging Markets Small-Cap Equity Fund	1,867,901	(1,161,749)	706,152	10,580,800
Ashmore Emerging Markets Frontier Equity Fund	13,691,017	(1,067,233)	12,623,784	66,439,989
Ashmore Emerging Markets Equity Fund	28,821,112	(6,967,586)	21,853,526	97,176,934
Ashmore Emerging Markets Equity ESG Fund	3,946,272	(956,466)	2,989,806	11,690,528
Ashmore Emerging Markets Short Duration Select Fund	161,030	(48,512)	112,518	9,679,410
Ashmore Emerging Markets Investment Grade Income Fund	242,459	(250,556)	(8,097)	20,118,266
Ashmore Emerging Markets Corporate Income ESG Fund	73,275	(909,684)	(836,409)	9,818,068

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

8.	Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Distributable earnings/ (Accumulated loss)
Ashmore Emerging Markets Local Currency Bond Fund	$(1,472,857)	$1,472,857
Ashmore Emerging Markets Corporate Income ESG Fund	(3)	3

During the fiscal year ended October 31, 2021, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity ESG Fund utilized $11,658,853, $421,442, $2,722,155, $1,761,664, $3,267,568, $6,239,646 and $81,429, respectively, in capital loss carryforwards.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2021	Long-Term Capital Loss Carryforward at October 31, 2021
Ashmore Emerging Markets Total Return Fund	$—	$(90,570,869)
Ashmore Emerging Markets Local Currency Bond Fund	—	(508,330)
Ashmore Emerging Markets Corporate Income Fund	(10,650,200)	(55,547,592)
Ashmore Emerging Markets Short Duration Fund	(90,663,939)	(181,274,194)
Ashmore Emerging Markets Small-Cap Equity Fund	—	(2,520,666)
Ashmore Emerging Markets Frontier Equity Fund	(4,965,060)	(2,038,761)
Ashmore Emerging Markets Short Duration Select Fund	—	(350,348)
Ashmore Emerging Markets Investment Grade Income Fund	(103,605)	(110,068)
Ashmore Emerging Markets Corporate Income ESG Fund	(84,308)	—

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

As of October 31, 2021, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$—	$—	$(91,477,927)	$(171,028,231)	$(262,506,158)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	(519,331)	(659,465)	(1,178,796)
Ashmore Emerging Markets Corporate Income Fund	906,133	—	(66,464,983)	(31,040,708)	(96,599,558)
Ashmore Emerging Markets Short Duration Fund	2,122,051	—	(272,050,362)	(105,017,028)	(374,945,339)
Ashmore Emerging Markets Active Equity Fund	13,016,333	3,770,195	—	(1,762,852)	15,023,676
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	(2,609,046)	637,937	(1,971,109)
Ashmore Emerging Markets Frontier Equity Fund	882,062	—	(7,007,398)	12,377,177	6,251,841
Ashmore Emerging Markets Equity Fund	9,747,827	10,479,774	(26,303)	21,638,861	41,840,159
Ashmore Emerging Markets Equity ESG Fund	1,234,205	806,922	(61,981)	2,989,686	4,968,832
Ashmore Emerging Markets Short Duration Select Fund	12,825	—	(356,887)	112,461	(231,601)
Ashmore Emerging Markets Investment Grade Income Fund	19,652	—	(221,433)	(8,164)	(209,945)
Ashmore Emerging Markets Corporate Income ESG Fund	34,301	—	(103,385)	(836,421)	(905,505)
The taxable character of distributions paid during the fiscal year ended October 31, 2021, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$59,683,830	$—	$—	$4,533,480	$64,217,310

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Local Currency Bond Fund	$—	$—	$—	$—	$—
Ashmore Emerging Markets Corporate Income Fund	15,503,781	—	—	—	15,503,781
Ashmore Emerging Markets Short Duration Fund	14,880,589	—	—	—	14,880,589
Ashmore Emerging Markets Active Equity Fund	1,070,963	—	—	—	1,070,963
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	—	—	—
Ashmore Emerging Markets Frontier Equity Fund	443,920	—	—	—	443,920
Ashmore Emerging Markets Equity Fund	694,077	165,861	1,333,335	—	2,193,273
Ashmore Emerging Markets Equity ESG Fund	87,867	—	—	—	87,867
Ashmore Emerging Markets Short Duration Select Fund	414,206	32,919	—	—	447,125
Ashmore Emerging Markets Investment Grade Income Fund	708,069	—	—	—	708,069
Ashmore Emerging Markets Corporate Income ESG Fund	309,605	—	—	—	309,605

The taxable character of distributions paid during the fiscal year ended October 31, 2020, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$26,796,593	$—	$—	$45,461,594	$72,258,187
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—	537,321	537,321
Ashmore Emerging Markets Corporate Income Fund	22,741,875	—	—	155,840	22,897,715

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Short Duration Fund	$56,867,179	$—	$—	$—	$56,867,179
Ashmore Emerging Markets Active Equity Fund	376,370	—	—	—	376,370
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	—	—	—
Ashmore Emerging Markets Frontier Equity Fund	505,104	—	—	—	505,104
Ashmore Emerging Markets Equity Fund	195,264	—	—	—	195,264
Ashmore Emerging Markets Equity ESG Fund	351	—	—	—	351
Ashmore Emerging Markets Short Duration Select Fund	158,109	—	—	—	158,109
Ashmore Emerging Markets Investment Grade Income Fund	61,297	—	—	—	61,297

9.	Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund and Ashmore Emerging Markets Corporate Income ESG Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

10. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, required disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States Dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the year ended October 31, 2021, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund had average quarterly contract notional exposures of $734,220,169, $9,804,116, $1,460,023, $883,038, $75,057, $373,759 and $151,421, respectively, related to forward foreign currency exchange contracts.

(b) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are executed in a multilateral or other trade facility platform such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statements of Operations within net realized gain/(loss) on interest rate swap contracts. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the year ended October 31, 2021, the Ashmore Emerging Markets Total Return Fund, and Ashmore Emerging Markets Local Currency Bond Fund had average quarterly notional exposures of $49,455,473 and $1,020,196, respectively, related to interest rate swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. No amounts have been offset in the Statements of Assets and Liabilities.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2021:

Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts

	Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

ANZ	$172,455	$—	$—	$172,455
Barclays	955,674	(670,200)	—	285,474
BNP Paribas	1,712,235	(1,671,745)	—	40,490
Credit Suisse	85,750	—	—	85,750
Deutsche Bank	599,218	(350,596)	(248,622)	—
HSBC Bank	364,106	(364,106)	—	—
JP Morgan	1,739,759	(37,476)	—	1,702,283
Merrill Lynch	702,073	(702,073)	—	—
Standard
Chartered	72,518	(42,583)	—	29,935
UBS	3,559	(1,156)	(585)	1,818

Total	$6,407,347	$(3,839,935)	$(249,207)	$2,318,205

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Barclays	$670,200	$(670,200)	$—	$—
BNP Paribas	1,671,745	(1,671,745)	—	—
Deutsche Bank	350,596	(350,596)	—	—
HSBC Bank	867,199	(364,106)	(503,093)	—
JP Morgan	37,476	(37,476)	—	—
Merrill Lynch	849,458	(702,073)	—	147,385
Standard
Chartered	42,583	(42,583)	—	—
State Street	63,049	—	—	63,049
UBS	1,156	(1,156)	—	—

Total	$4,553,462	$(3,839,935)	$(503,093)	$210,434

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Banco
Santander	$28	$(28)	$—	$—
Barclays	8,300	(7,050)	—	1,250
BNP Paribas	24,453	(24,453)	—	—
Credit Suisse	1,338	(1)	—	1,337
Deutsche Bank	4,467	(4,467)	—	—
HSBC Bank	3,942	(3,942)	—	—
JP Morgan	44,026	(1,839)	—	42,187
Merrill Lynch	7,314	(625)	—	6,689
Morgan Stanley	61	—	—	61
Standard
Chartered	1,503	(99)	—	1,404
State Street	180	(69)	—	111

Total	$95,612	$(42,573)	$—	$53,039

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Banco
Santander	$28	$(28)	$—	$—
Barclays	7,050	(7,050)	—	—
BNP Paribas	24,725	(24,453)	—	272
Credit Suisse	1	(1)	—	—
Deutsche Bank	6,015	(4,467)	—	1,548

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
HSBC Bank	$10,623	$(3,942)	$20	$6,661
JP Morgan	1,839	(1,839)	—	—
Merrill Lynch	625	(625)	—	—
Standard
Chartered	99	(99)	—	—
State Street	69	(69)	—	—

Total	$51,074	$(42,573)	$20	$8,481

Ashmore Emerging Markets Corporate Income Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Deutsche Bank	$436	$—	$—	$436
State Street	5,814	—	—	5,814

Total	$6,250	$—	$—	$6,250

Ashmore Emerging Markets Short Duration Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Deutsche Bank	$286	$—	$—	$286

Total	$286	$—	$—	$286

Ashmore Emerging Markets Short Duration Select Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Morgan Stanley	$44	$—	$—	$44

Total	$44	$—	$—	$44

Ashmore Emerging Markets Short Duration Select Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
Barclays	$244	$—	$—	$244

Total	$244	$—	$—	$244

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Ashmore Emerging Markets Investment Grade Income Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Citibank	$259	$—	$—	$259

Total	$259	$—	$—	$259

Ashmore Emerging Markets Corporate Income ESG Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Citibank	$95	$—	$—	$95

Total	$95	$—	$—	$95

11.	Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain Trustees and Officers of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Income Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Active Equity Fund	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Equity ESG Fund	1.15%
Ashmore Emerging Markets Short Duration Select Fund	0.65%
Ashmore Emerging Markets Investment Grade Income Fund	0.70%
Ashmore Emerging Markets Corporate Income ESG Fund	0.85%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2022 to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Income Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Equity ESG Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Select Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Investment Grade Income Fund	0.97%	1.72%	0.72%
Ashmore Emerging Markets Corporate Income ESG Fund	1.12%	1.87%	0.87%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2022	2023	2024	Total
Ashmore Emerging Markets Total Return Fund	$1,264,520	$1,453,580	$1,209,234	$3,927,334
Ashmore Emerging Markets Local Currency Bond Fund	209,246	198,265	152,924	560,435
Ashmore Emerging Markets Corporate Income Fund	398,019	404,041	361,106	1,163,166
Ashmore Emerging Markets Short Duration Fund	1,013,327	973,684	203,439	2,190,450
Ashmore Emerging Markets Active Equity Fund	133,595	171,181	208,770	513,546
Ashmore Emerging Markets Small-Cap Equity Fund	161,504	147,694	100,902	410,100
Ashmore Emerging Markets Frontier Equity Fund	314,851	315,267	238,815	868,933
Ashmore Emerging Markets Equity Fund	157,757	222,597	172,553	552,907
Ashmore Emerging Markets Equity ESG Fund	—	173,755	148,942	322,697
Ashmore Emerging Markets Short Duration Select Fund	—	150,410	75,473	225,883

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	2022	2023	2024	Total
Ashmore Emerging Markets Investment Grade Income Fund	$—	$88,408	$155,066	$243,474
Ashmore Emerging Markets Corporate Income ESG Fund	—	—	146,750	146,750

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

During the year ended October 31, 2021, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$10,889,842	$—
Ashmore Emerging Markets Corporate Income Fund	3,729,105	505,700
Ashmore Emerging Markets Short Duration Fund	1,458,750	—
Ashmore Emerging Markets Short Duration Select Fund	—	115,500

As of October 31, 2021, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Local Currency Bond Fund	—%	—%	55.20%
Ashmore Emerging Markets Active Equity Fund	—%	100.00%	—%
Ashmore Emerging Markets Equity Fund	—%	—%	14.57%
Ashmore Emerging Markets Equity ESG Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Short Duration Select Fund	100.00%	100.00%	100.00%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Investment Grade Income Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Corporate Income ESG Fund	100.00%	100.00%	100.00%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	3	64.91%, 11.33%, 9.44%
	Class C	4	38.92%, 32.22%, 20.00%, 8.86%
	Institutional Class	4	23.70%, 20.18%, 17.51%, 8.78%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	4	68.12%, 13.12%, 9.77%, 5.82%
	Class C	2	88.28%, 11.72%
	Institutional Class	1	41.20%
Ashmore Emerging Markets Corporate Income Fund	Class A	5	25.96%, 25.82%, 21.06%, 10.28%, 5.18%
	Class C	6	78.22%, 55.16%, 28.53%, 17.13%, 11.38%, 9.25%
	Institutional Class	6	14.48%, 12.61%, 8.67%, 7.41%, 6.09%, 5.94%
Ashmore Emerging Markets Short Duration Fund	Class A	2	48.71%, 31.77%
	Class C	2	84.89%, 6.75%
	Institutional Class	4	38.04%, 25.48%, 13.18%, 5.13%
Ashmore Emerging Markets Active Equity Fund	Class A	2	71.39%, 27.27%
	Institutional Class	3	47.89%, 32.68%, 6.74%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	5	46.30%, 23.16%, 10.27%, 7.14%, 6.85%
	Class C	3	72.37%, 20.31%, 7.32%
	Institutional Class	6	24.24%, 22.73%, 13.19%, 11.33%, 10.31%, 9.42%
Ashmore Emerging Markets Frontier Equity Fund	Class A	2	21.58%, 17.72%
	Class C	3	42.22%, 32.42%, 23.10%
	Institutional Class	3	41.42%, 40.45%, 9.61%
Ashmore Emerging Markets Equity Fund	Class A	2	57.98%, 39.05%
	Class C	5	35.95%, 17.96%, 16.75%, 14.98%, 5.99%
	Institutional Class	4	47.23%, 11.04%, 10.32%, 7.93%

12.	Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

13.	New accounting pronouncements

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14.	Libor transition

Certain of the Funds’ investments, payment obligations, and financing terms may be based on floating rates such as LIBOR, Euro Interbank Offered Rate, and other similar types of reference rates (each, a “Reference Rate”). After years of regulatory and industry wide discussions about how to address issues related to Reference Rates, the UK Financial Conduct Authority (“FCA”), which regulates LIBOR and ICE Benchmark Administration (“IBA”), LIBOR’s administrator, recently announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. The FCA has announced that it will compel the IBA to publish on a “synthetic” basis a subset of certain non-U.S. dollar LIBOR settings after the end of 2021 and may compel the IBA to publish other LIBOR settings after their indicated cessation dates, but any such publications would be considered non-representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2021

major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain securities and transactions to new Reference Rates. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, may have an adverse impact on a Fund’s investments, performance, or financial condition.

15.	Other risks

COVID-19, the novel respiratory disease also known as “coronavirus”, which was first detected in China in December 2019 and subsequently spread internationally, has resulted in closing borders, enhanced health screenings, healthcare service shortages, quarantines, cancelations, disruptions to supply chains and vendor and customer activity, as well as general concern and uncertainty. COVID-19 has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforseen ways and may continue to do so in the future. Health crises caused by the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand and a resurgence of travel. Despite the positive trends, the uncertainty surrounding COVID-19 continues to linger, as vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag. In addition, there have been increased reports of new COVID-19 variants, which have lead to increased hospitalizations and deaths. The COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

16.	Subsequent events

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION

As of October 31, 2021 (Unaudited)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including; equity, fixed income and alternatives; and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately US$5.4 billion at 30 June 2021. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts eleven offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore Group plc. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilised; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate LTIP, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration, and as Remuneration Committee advisors. The Remuneration Committee’s terms of reference can be found here:

http://www.ashmoregroup.com/investor-relations/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (CONTINUED)

As of October 31, 2021 (Unaudited)

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2021 was as follows:

Fund	Number of Beneficiaries	Variable Remuneration	Fixed Remuneration	Total Remuneration
Ashmore Emerging Markets Total Return Fund	18	£288,051	£30,988	£319,039
Ashmore Emerging Markets Local Currency Bond Fund	16	1,229	146	1,375
Ashmore Emerging Markets Corporate Income Fund	17	59,966	6,592	66,558
Ashmore Emerging Markets Short Duration Fund	17	38,460	4,228	42,688
Ashmore Emerging Markets Active Equity Fund	18	70,086	6,936	77,022
Ashmore Emerging Markets Small-Cap Equity Fund	18	8,613	852	9,465
Ashmore Emerging Markets Frontier Equity Fund	18	52,450	5,190	57,640
Ashmore Emerging Markets Equity Fund	18	94,296	9,331	103,627
Ashmore Emerging Markets Equity ESG Fund	18	11,887	1,176	13,063
Ashmore Emerging Markets Short Duration Select Fund	17	1,979	218	2,197
Total AIAL	21	£1,307,234	£140,550	£1,447,784

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2021

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s Web site at www.sec.gov within sixty days after the Funds’ first and third fiscal quarters. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

333 South Wabash Avenue

Chicago, Illinois 60604

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of eleven portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 63)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	12	None
Michael Chamberlin (Age 72)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association(1).	12	None
Joseph Grainger (Age 67)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	12	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)

Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(2) (Age 58)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.	12	None
Stephen Hicks(3) (Age 61)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014.	12	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(2)

Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(3)

Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 58)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.
Alexandra Autrey (Age 45)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012.
Jonathan Kim (Age 35)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since 2018	Chief Financial Officer and FinOp, Ashmore Investment Management (US) Corporation, since September 2018; Institutional Account Services, Ashmore Investment Management (US) Corporation, from January 2016 - March 2021.
Kevin Hourihan (Age 43)	Secretary and Chief Compliance Officer	Indefinite term; Chief Compliance Officer since September 2017; Secretary since September 2018	Director, Ashmore Investment Advisors (US) Corp., from March 2017 to present; Director, Ashmore Investment Management (US) Corp., from March 2017 to present; Chief Compliance Officer, Ashmore Equities Investment Management (US) LLC, from November 2015 to present; Chief Compliance Officer, Ashmore Investment Management (US) Corp., from November 2014 to present; Director, Ashmore Equities Investment Management (US) LLC, from March 2014 to present.
Paul Robinson (Age 48)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

As of October 31, 2021, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant

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in connection with statutory and regulatory filings or engagements for those fiscal years are $323,870 in 2021 and $287,151 in 2020.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are NONE in 2021 and NONE in 2020.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG and its affiliates, other than the services reported in paragraphs (a) through (c) of this Item, are GBP 97,750 in 2021 and GBP 94,750 in 2020 for reports on internal controls.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, as revised on December 15, 2021, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG and its affiliates for services rendered to the registrant and service affiliates for the last two fiscal years are GBP 97,750 for 2021 and GBP 94,750 for 2020.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

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Item 4(i): Not applicable.

Item 4(j): Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by

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this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: December 30, 2021

By	/s/ Jonathan Kim
Jonathan Kim, Treasurer
(Principal Financial and Accounting Officer)

Date: December 30, 2021

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